UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22915

JPMorgan Trust III

(Exact name of registrant as specified in charter)

270 Park Avenue

New York, NY 10017

(Address of principal executive offices) (Zip code)

Frank J. Nasta

270 Park Avenue

New York, NY 10017

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 480-4111

Date of fiscal year end: October 31

Date of reporting period: November 3, 2014 through October 31, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1.	REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Annual Report

JPMorgan Alternative Funds

October 31, 2015

JPMorgan Multi-Manager Alternatives Fund

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’s LETTER

November 17, 2015 (Unaudited)

Dear Shareholder,

Developed market nations extended their slow-growth recovery over the past twelve months with generous support from central banks, while emerging markets weathered falling global commodities prices and fears of spillover effects from slowing economic growth in China. Financial market volatility increased over the twelve months ended October 31, 2015, and the period was punctuated by a sharp sell-off in late August that erased the year-to-date gains in China’s equity markets and rapidly spread to financial markets in both developed and emerging markets.

“Overall, the outlook for global economic growth remained positive even as slack prices for oil and lower demand for other commodities put increasing pressure on emerging market nations.”

While equity markets in the U.S., European Union (EU) and Japan largely recovered from the August sell-off, the magnitude of the event helped persuade the U.S. Federal Reserve (the “Fed”) to maintain historically low interest rates at its September meeting. Central bankers in the EU and Japan also reiterated their intent to maintain or increase stimulus measures to fend off deflationary pressure and maintain market stability. On the back of the central banks’ support, developed market equities in October turned in their best monthly performance in years. However, emerging market equities remained under pressure from sharply lower commodities prices, slowing economic growth in China, currency devaluations and deterioration in corporate balance sheets. Russia and Brazil remained in economic recession through the third quarter of 2015.

The U.S. economy largely remained on a slow but steady growth trajectory, despite fluctuations in quarterly gross domestic product (GDP), consumer confidence and industrial output data over the twelve month period. However, the U.S. jobless rate fell to 5.0% in October 2015 from 5.9% one year earlier, and the average number of applications for unemployment benefits in October 2015 was the lowest in 42 years. For more than a year, Fed policymakers had noted that meaningful wage growth was a key missing component of a stable economic recovery in the U.S. In October 2015, wage growth registered its biggest gain in six years.

Meanwhile, unprecedented economic stimulus from both the European Central Bank (ECB) and the Bank of Japan had a

significant impact — particularly on equity prices — and appeared to be largely successful at bolstering economic output through the spring of 2015. However, the economic recovery slowed in both the EU and Japan during the summer months and by the third quarter of 2015, Japan had slid back into economic recession. By the end of the twelve month period, the Organization for Economic Cooperation and Development (OECD) reduced its 2015 forecast for EU area GDP to 1.5% but maintained its 2015 estimate for Japan’s GDP at 0.6%.

In China, the central bank and financial regulators responded to slowing economic growth and the June-August cratering of equity prices by enacting a range of policies designed to shore up the economy and stabilize financial markets. Besides moving to prevent a sharper economic deceleration, a number of regulatory measures were designed to crackdown on illegal cross-border currency transactions and irregular stock market activity. At the end of the twelve month period, questions remained about the longer-term effectiveness of central bank stimulus in the face of financial market volatility and slowing growth. Notably, China’s economy was poised to deliver its weakest expansion in more than two decades.

Overall, the outlook for global economic growth remained positive even as slack prices for oil and lower demand for other commodities put increasing pressure on emerging market nations. However, volatility in financial markets remained relatively high after peaking in the “Black Monday” sell-off on August 24, 2015, and global investors once again turned their focus to the Fed and its next meeting in December. The environment of slowing global economic growth and heightened volatility in financial markets may provide opportunities for those investors who remain patient and hold to a long-term view through a well-diversified portfolio.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management,

J.P. Morgan Asset Management

OCTOBER 31, 2015	JPMORGAN ALTERNATIVE FUNDS	1

JPMorgan Multi-Manager Alternatives Fund

FUND COMMENTARY

FOR THE PERIOD NOVEMBER 3, 2014* THROUGH OCTOBER 31, 2015 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)**	1.87%
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.02%
Standard & Poor’s 500 Index	5.21%

Net Assets as of 10/31/2015	$213,218,754

INVESTMENT OBJECTIVE***

The JPMorgan Multi-Manager Alternatives Fund (the “Fund”) seeks long-term capital appreciation.

INVESTMENT STRATEGY

By allocating the Fund’s assets primarily among multiple sub-advisers that use a variety of non-traditional or alternative investment strategies and techniques, the Fund seeks to generate returns with low volatility and low sensitivity to the performance of traditional equity and fixed-income markets.

JPMorgan Alternative Asset Management Inc. (the “Investment Adviser”) determines the allocations of the Fund’s assets across strategies and sub-advisers. Each sub-adviser is responsible for the day-to-day management of the Fund’s assets that the Investment Adviser has allocated to them. Subject to oversight by the Board of Trustees, the Investment Adviser is responsible for making recommendations with respect to hiring, terminating and/or replacing the Fund’s sub-advisers.

HOW DID THE MARKETS PERFORM?

Global financial markets experienced increased volatility through the second half of the reporting period, punctuated by a sharp sell-off in equities and bonds in August. Even as the Greek debt crisis was largely resolved by June, weakness in commodities prices, slowing economic growth in China and anxiety over U.S. interest rate policy weighed on financial markets through the summer. In mid-August, Chinese authorities surprised markets by devaluing the yuan by 2%, but when that didn’t halt declines in Shanghai/Shenzhen markets, a global sell-off followed on August 24, 2015. The selling erased year-to-date gains in China’s equity market. The Shanghai Composite Index had its worst one-day performance since 2007. For the day, the Standard & Poor’s 500 Index (the “S&P 500”) dropped 3.9%, and equity markets in Europe and Japan also fell. The sell-off also led to declines in emerging market currencies.

However, most equity markets rebounded in September and October as China’s central bank undertook further actions to bolster domestic financial markets and the U.S. Federal Reserve held interest rates at historically low levels. October was an especially strong month for global equities: The S&P 500 turned in its best one-month performance since October 2011, Japan’s Nikkei Index had its biggest one-month gain since April 2013 and leading European indexes had their best one-month performance since 2009. Emerging market equities generally did not participate in the rebound. Persistent weakness in global commodities prices along with currency devaluations and deterioration in corporate balance sheets pulled investment capital from emerging market nations. Against this backdrop, the HFRX Global Hedge Fund Index, designed to broadly represent the overall hedge fund universe, returned -1.98% for the period from the Fund’s inception on November 3, 2014 to October 31, 2015.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Select Class Shares outperformed the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index (the “Index”), which is limited to U.S. Treasury securities, and underperformed the Standard & Poor’s 500 Index, which is limited to U.S. equity securities. References to the Index and to other indexes mentioned herein are for informational purposes and are not an indication of how the Fund is managed. The use of the Index does not imply the Fund is being managed like the Benchmark and does not imply low risk or low volatility, but rather is disclosed, along with other indexes, to allow for comparison of the Fund’s performance to that of well-known and widely recognized indexes.

For the reporting period, the Fund’s portfolio was managed by eight sub-advisers and was diversified by strategy, style, geography, markets and asset classes.

The Fund’s long/short equity strategy was the leading contributor to absolute performance. The strategy typically makes long and short investments in equity securities that the particular sub-advisers believe to be overvalued or undervalued, with a focus on security selection as the primary driver of returns. The strategy’s contribution to return was largely due to investments in the consumer discretionary and basic materials sectors, while index hedges eroded some of these gains.

The Fund’s opportunistic/macro strategy was also a leading contributor to absolute performance. The strategy invests in a wide variety of financial instruments across countries, markets, sectors, companies, and asset classes, driven largely by the particular sub-advisers’ macroeconomic views. The strategy’s positive return was driven by currency trading, namely a strong

2	JPMORGAN ALTERNATIVE FUNDS	OCTOBER 31, 2015

U.S. dollar, as well as rates and equity trading and commodity investing, specifically in energy.

To a lesser extent, the Fund’s relative value strategy provided positive contribution to absolute performance. The strategy typically involves simultaneously buying and selling related securities based on price movements among those securities. The strategy’s returns originated largely from mortgage trading and investments in healthcare bonds. Equities trading was also profitable with gains from energy companies and financials outweighing losses stemming from utilities positioning.

The Fund’s merger arbitrage/event driven strategy provided the smallest contribution to absolute performance. The strategy takes long or short positions in the securities of companies involved in mergers, acquisitions, restructurings, liquidations, spin-offs, or other special situations. Gains from equity investments in the consumer discretionary, healthcare, and telecom sectors were offset by losses from positions in consumer staples and index hedges.

HOW WAS THE FUND POSITIONED?

Early in the reporting period, the Fund’s sub-advisers sought to benefit from several clearly defined market trends as well as from the confluence of low interest rates, strong levels of corporate governance, the presence of activist investors and relatively slow economic growth that they believed would continue to support a high level of transformational corporate activity that would be conducive to merger arbitrage and event-driven opportunities. As these trends dissipated and market volatility increased, the Investment Adviser reduced allocations to Opportunistic/Macro and Merger Arbitrage/Event Driven strategies and increased the allocation to Long/Short Equity to capitalize on higher sector dispersion. Toward the end of the reporting period, the flexibility of the Fund’s sub-advisers and the diversification characteristics embedded in the Fund helped preserve capital. Equity-oriented sub-advisers reduced net equity exposure, while others added to index-related option hedges.

Sub-Adviser Strategies — Return and Contribution November 3, 2014 to October 31, 2015
JPM Strategy	Portfolio Returns	Portfolio Contribution
Event Driven	0.45%	0.25%
Long/Short Equities	10.67	1.74
Opportunistic	9.66	1.21
Relative Value	2.22	0.70

RISK ALLOCATION
Strategy	% of Risk Allocation****
Relative Value (1)	31.0%
Opportunistic/Macro (2)	9.6
Long/Short Equity (3)	25.6
Merger Arbitrage/Event Driven (4)	28.5
Cash	5.3

*	As of August 31, 2014, J.P. Morgan Investment Management Inc. contributed $500,000 to seed the Fund. Except as mentioned above, the Fund had no significant operations prior to commencing investment operations on November 3, 2014.
**	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
***	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
****	Risk allocations are calculated as the standard deviation (volatility of an asset class) divided by the overall volatility of the Fund. Risk, as measured by standard deviation, shows how widely a set of values varies from the mean. It is a historical measure of the volatility of returns earned by the Fund. The percentages represent the current risk allocation based on the Fund’s holdings as of October 31, 2015 and are not representative of the targeted equal risk allocation across asset classes over the long-term. Holdings and allocations may vary over time.
(1)	Relative Value strategies seek to profit from exploiting mispricing of various fixed income or interest rate sensitive securities or developed and emerging market currencies which may be driven by market or macroeconomic factors.
(2)	Opportunistic/Macro strategies seek to take advantage of mispricing across a variety of global markets and typically consists of both 1) a fundamental, macro, asset class rebalancing component, and 2) a technical, correlation-based, inter asset class relative value component.
(3)	Long/Short Equity strategies involve simultaneous investing in equities (i.e. investing long) that the Adviser expects to increase in value and selling equities (i.e. selling short) that the Adviser expects to decrease in value.
(4)	Merger Arbitrage/Event Driven strategies seek to profit from investing in securities of companies on the basis that a specific event or catalyst will affect future pricing.

OCTOBER 31, 2015	JPMORGAN ALTERNATIVE FUNDS	3

JPMorgan Multi-Manager Alternatives Fund

FUND COMMENTARY

FOR THE PERIOD NOVEMBER 3, 2014 THROUGH OCTOBER 31, 2015 (Unaudited) (continued)

TOTAL RETURNS AS OF OCTOBER 31, 2015

	COMMENCEMENT DATE OF CLASS	SINCE COMMENCEMENT*
CLASS A SHARES	November 3, 2014
Without Sales Charge		1.60
With Sales Charge**		(3.73)
CLASS C SHARES	November 3, 2014
Without CDSC		1.07
With CDSC***		0.07
CLASS R5 SHARES	November 3, 2014	2.07
CLASS R6 SHARES	November 3, 2014	2.13
SELECT CLASS SHARES	November 3, 2014	1.87

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (11/3/14 TO 10/31/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced investment operations on November 3, 2014.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of JPMorgan Multi-Manager Alternatives Fund, the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index, the S&P 500 Index and the HFRX Global Hedge Fund Index from November 3, 2014 to October 31, 2015. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index, the S&P 500 Index and the HFRX Global Hedge Fund Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmarks, if applicable. The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond, 3 months from the rebalancing date. The S&P 500 Index is an unmanaged index generally representative of the performance at large companies in the U.S. stock market. The HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies; including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

From the inception of the Fund through January 30, 2015, the Fund did not experience any shareholder activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	JPMORGAN ALTERNATIVE FUNDS	OCTOBER 31, 2015

JPMorgan Multi-Manager Alternatives Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2015

(Amounts in U.S. Dollars, unless otherwise noted)

SHARES	SECURITY DESCRIPTION	VALUE

Long Positions — 85.6% (j)
Common Stocks — 55.9%
	Consumer Discretionary — 11.6%
	Auto Components — 0.3%
6,300	Goodyear Tire & Rubber Co. (The)	206,892
2,600	Lear Corp.	325,156
475	Remy International, Inc.	14,008

		546,056

	Diversified Consumer Services — 0.0% (g)
818	H&R Block, Inc.	30,478
55	Steiner Leisure Ltd., (Bahamas) (a)	3,485

		33,963

	Hotels, Restaurants & Leisure — 3.1%
7,620	Buffalo Wild Wings, Inc. (a)	1,175,537
6,610	Carnival Corp.	357,469
1,000	Darden Restaurants, Inc.	61,890
9,370	Domino’s Pizza, Inc.	999,498
5,900	Norwegian Cruise Line Holdings Ltd. (a)	375,358
44,007	Sonic Corp.	1,255,960
6,863	Starbucks Corp.	429,418
4,400	Starwood Hotels & Resorts Worldwide, Inc.	351,428
24,276	Yum! Brands, Inc.	1,721,411

		6,727,969

	Household Durables — 0.2%
400	Leggett & Platt, Inc.	18,012
1,500	Mohawk Industries, Inc. (a)	293,250
500	Whirlpool Corp.	80,070

		391,332

	Internet & Catalog Retail — 1.1%
9,019	Expedia, Inc.	1,229,290
40	Priceline Group, Inc. (The) (a)	58,170
6	Travelport Worldwide Ltd., (United Kingdom)	81
24,564	Wayfair, Inc., Class A (a)	1,038,320

		2,325,861

	Media — 2.8%
200	AMC Networks, Inc., Class A (a)	14,778
1,755	Cablevision Systems Corp., Class A	57,196
7,831	CBS Corp. (Non-Voting), Class B	364,298
587	Charter Communications, Inc., Class A (a)	112,082
3,046	Comcast Corp., Class A	190,741
1,456	Liberty Global plc LiLAC, (United Kingdom), Class A (a)	56,231
19,038	Liberty Global plc, (United Kingdom), Series C (a)	811,780

SHARES	SECURITY DESCRIPTION	VALUE

	Media — continued
362	Liberty Media Corp., Class A (a)	14,755
19,045	Liberty Media Corp., Class C (a)	745,612
4,220	Media General, Inc. (a)	62,709
500	News Corp., Class A	7,700
26,040	News Corp., Class B	403,099
9,983	Time Warner Cable, Inc.	1,890,780
10,783	Walt Disney Co. (The)	1,226,458

		5,958,219

	Multiline Retail — 0.8%
10,200	Dollar General Corp.	691,254
9,657	Dollar Tree, Inc. (a)	632,437
3,900	Macy’s, Inc.	198,822
1,700	Target Corp.	131,206

		1,653,719

	Specialty Retail — 2.5%
2,794	Advance Auto Parts, Inc.	554,413
1,823	AutoZone, Inc. (a)	1,429,980
300	Best Buy Co., Inc.	10,509
800	Dick’s Sporting Goods, Inc.	35,640
700	Foot Locker, Inc.	47,425
16,316	Home Depot, Inc. (The)	2,017,310
2,802	O’Reilly Automotive, Inc. (a)	774,081
535	Pep Boys-Manny Moe & Jack (The) (a)	8,046
36,824	Staples, Inc.	478,344

		5,355,748

	Textiles, Apparel & Luxury Goods — 0.8%
1,400	Coach, Inc.	43,680
13,523	NIKE, Inc., Class B	1,771,918

		1,815,598

	Total Consumer Discretionary	24,808,465

	Consumer Staples — 4.2%
	Beverages — 1.1%
5,932	Anheuser-Busch InBev N.V., (Belgium), ADR	707,866
6,381	Brown-Forman Corp., Class B	677,535
6,299	Coca-Cola Co. (The)	266,763
2,814	Heineken N.V., (Netherlands)	256,307
2,502	Molson Coors Brewing Co., Class B	220,426
2,623	PepsiCo, Inc.	268,044

		2,396,941

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2015	JPMORGAN ALTERNATIVE FUNDS	5

JPMorgan Multi-Manager Alternatives Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2015 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

SHARES	SECURITY DESCRIPTION	VALUE

Long Positions — continued
Common Stocks — continued
	Food & Staples Retailing — 1.2%
10,509	Costco Wholesale Corp.	1,661,683
2,378	CVS Health Corp.	234,899
2,200	Kroger Co. (The)	83,160
25,137	Rite Aid Corp. (a)	198,079
2,672	Walgreens Boots Alliance, Inc.	226,265
2,061	Wal-Mart Stores, Inc.	117,972

		2,522,058

	Food Products — 1.4%
1,300	Bunge Ltd.	94,848
2,400	Campbell Soup Co.	121,896
19	Chocoladefabriken Lindt & Spruengli AG, (Switzerland)	1,409,687
300	Ingredion, Inc.	28,518
9,663	Kraft Heinz Co. (The)	753,424
13,582	Mondelez International, Inc., Class A	626,945
200	Pilgrim’s Pride Corp.	3,798

		3,039,116

	Household Products — 0.3%
6,716	Procter & Gamble Co. (The)	512,968

	Personal Products — 0.2%
6,060	Herbalife Ltd. (a)	339,602
2,500	Unilever N.V., (United Kingdom)	112,450

		452,052

	Total Consumer Staples	8,923,135

	Energy — 2.2%
	Energy Equipment & Services — 1.5%
26,374	Baker Hughes, Inc.	1,389,382
27,792	Cameron International Corp. (a)	1,890,134
900	Transocean Ltd., (Switzerland)	14,247

		3,293,763

	Oil, Gas & Consumable Fuels — 0.7%
400	HollyFrontier Corp.	19,588
11,139	Marathon Petroleum Corp.	577,000
3,137	Phillips 66	279,350
300	Tesoro Corp.	32,079
4,100	Valero Energy Corp.	270,272
6,556	Williams Cos., Inc. (The)	258,569

		1,436,858

	Total Energy	4,730,621

	Financials — 6.1%
	Banks — 1.2%
13,500	Bank of America Corp.	226,530

SHARES	SECURITY DESCRIPTION	VALUE

	Banks — continued
8,500	Citigroup, Inc.	451,945
11,100	Comerica, Inc.	481,740
5,200	First Republic Bank	339,612
56,100	Regions Financial Corp.	524,535
11,558	Wells Fargo & Co.	625,750

		2,650,112

	Capital Markets — 2.0%
1,000	Ameriprise Financial, Inc.	115,360
6,800	Bank of New York Mellon Corp. (The)	283,220
16,400	E*TRADE Financial Corp. (a)	467,564
17,500	Franklin Resources, Inc.	713,300
6,000	Legg Mason, Inc.	268,500
5,500	Morgan Stanley	181,335
15,424	SEI Investments Co.	799,272
9,500	T. Rowe Price Group, Inc.	718,390
20,300	TD Ameritrade Holding Corp.	699,741

		4,246,682

	Consumer Finance — 0.4%
33,600	Ally Financial, Inc. (a)	669,312
3,600	Discover Financial Services	202,392
600	Santander Consumer USA Holdings, Inc. (a)	10,806

		882,510

	Diversified Financial Services — 0.8%
11,400	Gores Holdings, Inc. (a)	119,016
2,378	McGraw Hill Financial, Inc.	220,298
13,826	Moody’s Corp.	1,329,508

		1,668,822

	Insurance — 1.2%
2,300	ACE Ltd., (Switzerland)	261,142
2,100	Aflac, Inc.	133,875
100	AmTrust Financial Services, Inc.	6,822
12,558	Chubb Corp. (The)	1,624,377
600	Everest Re Group Ltd., (Bermuda)	106,782
889	PartnerRe Ltd., (Bermuda)	123,571
900	Prudential Financial, Inc.	74,250
503	StanCorp Financial Group, Inc.	57,704
1,801	Symetra Financial Corp.	57,146

		2,445,669

	Real Estate Investment Trusts (REITs) — 0.4%
7,826	BioMed Realty Trust, Inc.	183,207
1,152	Public Storage	264,338

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

6	JPMORGAN ALTERNATIVE FUNDS	OCTOBER 31, 2015

SHARES	SECURITY DESCRIPTION	VALUE

Long Positions — continued
Common Stocks — continued
	Real Estate Investment Trusts (REITs) — continued
28,563	Strategic Hotels & Resorts, Inc. (a)	402,738

		850,283

	Thrifts & Mortgage Finance — 0.1%
24,800	Hudson City Bancorp, Inc.	250,976

	Total Financials	12,995,054

	Health Care — 8.1%
	Biotechnology — 0.3%
2,231	Celgene Corp. (a)	273,766
3,435	Incyte Corp. (a)	403,716

		677,482

	Health Care Equipment & Supplies — 1.1%
9,154	Becton, Dickinson and Co.	1,304,628
15,802	IDEXX Laboratories, Inc. (a)	1,084,333
400	St. Jude Medical, Inc.	25,524
16,892	TearLab Corp. (a)	32,940

		2,447,425

	Health Care Providers & Services — 2.6%
500	Aetna, Inc.	57,390
600	Anthem, Inc.	83,490
600	Cardinal Health, Inc.	49,320
6,727	Celesio AG, (Germany)	187,084
400	Centene Corp. (a)	23,792
7,019	Cigna Corp.	940,827
600	HCA Holdings, Inc. (a)	41,274
28,397	Health Net, Inc. (a)	1,824,791
7,334	Humana, Inc.	1,310,072
1,805	IPC Healthcare, Inc. (a)	141,693
780	Kindred Healthcare, Inc.	10,452
200	McKesson Corp.	35,760
6,650	UnitedHealth Group, Inc.	783,237
100	Universal Health Services, Inc., Class B	12,209

		5,501,391

	Life Sciences Tools & Services — 0.4%
5,913	Thermo Fisher Scientific, Inc.	773,302

	Pharmaceuticals — 3.7%
12,265	Allergan plc (a)	3,783,385
10,197	Bristol-Myers Squibb Co.	672,492
2,200	Eli Lilly & Co.	179,454
6,275	GlaxoSmithKline plc, (United Kingdom), ADR	270,201
8,227	Ipsen S.A., (France)	518,859

SHARES	SECURITY DESCRIPTION	VALUE

	Pharmaceuticals — continued
100	Jazz Pharmaceuticals plc, (Ireland) (a)	13,728
3,873	Johnson & Johnson	391,289
7,109	Mylan N.V. (a)	313,436
5,023	Perrigo Co. plc, (Ireland)	792,328
26,341	Pfizer, Inc.	890,853

		7,826,025

	Total Health Care	17,225,625

	Industrials — 6.9%
	Aerospace & Defense — 2.4%
4,100	Boeing Co. (The)	607,087
3,293	HEICO Corp.	166,099
7,200	Honeywell International, Inc.	743,616
300	Huntington Ingalls Industries, Inc.	35,982
8,336	Precision Castparts Corp.	1,924,032
900	Spirit AeroSystems Holdings, Inc., Class A (a)	47,466
11,200	Textron, Inc.	472,304
4,935	TransDigm Group, Inc. (a)	1,084,960

		5,081,546

	Air Freight & Logistics — 0.6%
7,008	FedEx Corp.	1,093,599
7,694	TNT Express N.V., (Netherlands)	64,653
5,202	UTi Worldwide, Inc. (a)	37,090

		1,195,342

	Airlines — 0.5%
700	Alaska Air Group, Inc.	53,375
18,825	Delta Air Lines, Inc.	957,063
400	JetBlue Airways Corp. (a)	9,936
400	Southwest Airlines Co.	18,516
400	United Continental Holdings, Inc. (a)	24,124

		1,063,014

	Building Products — 0.0% (g)
900	Owens Corning	40,977

	Commercial Services & Supplies — 0.3%
1,200	ADT Corp. (The)	39,648
18,400	Tyco International plc	670,496

		710,144

	Industrial Conglomerates — 0.8%
25,381	CK Hutchison Holdings Ltd., (Hong Kong)	347,555
8,252	Danaher Corp.	769,994

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2015	JPMORGAN ALTERNATIVE FUNDS	7

JPMorgan Multi-Manager Alternatives Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2015 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

SHARES	SECURITY DESCRIPTION	VALUE

Long Positions — continued
Common Stocks — continued
	Industrial Conglomerates — continued
23,250	General Electric Co.	672,390

		1,789,939

	Machinery — 0.2%
7,500	Ingersoll-Rand plc	444,450

	Professional Services — 0.0% (g)
500	ManpowerGroup, Inc.	45,890
4,156	Veda Group Ltd., (Australia)	7,719

		53,609

	Road & Rail — 1.3%
15,762	Avis Budget Group, Inc. (a)	787,154
45,969	Hertz Global Holdings, Inc. (a)	896,396
11,310	Union Pacific Corp.	1,010,548

		2,694,098

	Trading Companies & Distributors — 0.8%
30,798	AerCap Holdings N.V., (Netherlands) (a)	1,278,117
359	Avolon Holdings Ltd., (Ireland) (a)	10,953
13,500	HD Supply Holdings, Inc. (a)	402,165

		1,691,235

	Total Industrials	14,764,354

	Information Technology — 10.3%
	Communications Equipment — 0.2%
8,191	Alcatel-Lucent, (France) (a)	33,250
1,400	Cisco Systems, Inc.	40,390
1,100	Harris Corp.	87,043
10,100	Nokia OYJ, (Finland)	75,133
15,622	Nokia OYJ, (Finland), ADR	115,915

		351,731

	Electronic Equipment, Instruments & Components — 0.0% (g)
300	Avnet, Inc.	13,629
333	RealD, Inc. (a)	3,387

		17,016

	Internet Software & Services — 4.5%
1,569	Alphabet, Inc., Class A (a)	1,156,965
2,963	Alphabet, Inc., Class C (a)	2,106,130
2,300	eBay, Inc. (a)	64,170
8,726	Facebook, Inc., Class A (a)	889,790
200	IAC/InterActiveCorp	13,402
1,348	LinkedIn Corp., Class A (a)	324,693
884	Qihoo 360 Technology Co., Ltd., (China), ADR (a)	50,468

SHARES	SECURITY DESCRIPTION	VALUE

	Internet Software & Services — continued
43,287	Tencent Holdings Ltd., (China)	815,933
950	Xoom Corp. (a)	23,693
112,276	Yahoo!, Inc. (a)	3,999,271
8,857	Youku Tudou, Inc., (China), ADR (a)	215,579

		9,660,094

	IT Services — 1.4%
20,321	Amdocs Ltd.	1,210,522
900	Computer Sciences Corp.	59,931
900	Fidelity National Information Services, Inc.	65,628
2,794	Fiserv, Inc. (a)	269,649
7,685	MasterCard, Inc., Class A	760,738
1,800	Sabre Corp.	52,776
7,451	Visa, Inc., Class A	578,049
2,700	Western Union Co. (The)	51,975

		3,049,268

	Semiconductors & Semiconductor Equipment — 1.9%
29,702	Altera Corp.	1,560,840
100	Avago Technologies Ltd., (Singapore)	12,313
27,322	Broadcom Corp., Class A	1,404,351
929	Integrated Silicon Solution, Inc.	20,884
2,100	Intel Corp.	71,106
5,945	KLA-Tencor Corp.	399,028
100	Lam Research Corp.	7,659
710	OmniVision Technologies, Inc. (a)	20,498
49,067	PMC-Sierra, Inc. (a)	584,878
3,376	SunEdison, Inc. (a)	24,645

		4,106,202

	Software — 1.3%
10,907	Microsoft Corp.	574,145
996	SolarWinds, Inc. (a)	57,798
34,749	Solera Holdings, Inc.	1,899,380
1,300	VMware, Inc., Class A (a)	78,195
11,131	Yodlee, Inc. (a)	186,778

		2,796,296

	Technology Hardware, Storage & Peripherals — 1.0%
700	Apple, Inc.	83,650
28,142	EMC Corp.	737,883
12,943	Hewlett-Packard Co.	348,943
33,570	NCR Corp. (a)	892,962
100	Seagate Technology plc	3,806

		2,067,244

	Total Information Technology	22,047,851

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

8	JPMORGAN ALTERNATIVE FUNDS	OCTOBER 31, 2015

SHARES	SECURITY DESCRIPTION	VALUE

Long Positions — continued
Common Stocks — continued
	Materials — 5.0%
	Chemicals — 2.7%
26,864	CF Industries Holdings, Inc.	1,363,885
771	Cytec Industries, Inc.	57,378
21,422	Delta Technology Holdings Ltd., (China) (a)	54,412
12,100	Dow Chemical Co. (The)	625,207
5,993	Sherwin-Williams Co. (The)	1,599,112
482	Sigma-Aldrich Corp.	67,345
20,333	W.R. Grace & Co. (a)	2,039,400

		5,806,739

	Construction Materials — 2.1%
166,238	Italcementi S.p.A., (Italy)	1,846,316
9,065	Martin Marietta Materials, Inc.	1,406,435
23,496	Summit Materials, Inc., Class A (a)	494,826
18,632	Tecnoglass, Inc., (Colombia) (a)	270,537
5,000	Vulcan Materials Co.	482,900

		4,501,014

	Containers & Packaging — 0.0% (g)
700	WestRock Co.	37,632

	Metals & Mining — 0.2%
2,100	ArcelorMittal, (Luxembourg)	11,781
5,500	BHP Billiton Ltd., (Australia), ADR	180,895
7,989	Freeport-McMoRan, Inc.	94,030
100	Nucor Corp.	4,230

		290,936

	Paper & Forest Products — 0.0% (g)
1,500	International Paper Co.	64,035

	Total Materials	10,700,356

	Telecommunication Services — 0.3%
	Diversified Telecommunication Services — 0.3%
8,900	AT&T, Inc.	298,239
392	Premiere Global Services, Inc. (a)	5,362
4,400	Verizon Communications, Inc.	206,272

		509,873

	Wireless Telecommunication Services — 0.0% (g)
602	NTELOS Holdings Corp. (a)	5,533
1,358	Vodafone Group plc, (United Kingdom), ADR	44,773

		50,306

	Total Telecommunication Services	560,179

SHARES	SECURITY DESCRIPTION	VALUE

	Utilities — 1.2%
	Electric Utilities — 0.6%
1,100	American Electric Power Co., Inc.	62,315
1,242	Cleco Corp.	65,826
4,600	Exelon Corp.	128,432
3,700	FirstEnergy Corp.	115,440
7,427	NextEra Energy, Inc.	762,456
2,058	Pepco Holdings, Inc.	54,804

		1,189,273

	Gas Utilities — 0.1%
743	AGL Resources, Inc.	46,438
1,007	Piedmont Natural Gas Co., Inc.	57,711

		104,149

	Multi-Utilities — 0.5%
1,900	Public Service Enterprise Group, Inc.	78,451
9,976	Sempra Energy	1,021,642
2,185	TECO Energy, Inc.	58,995

		1,159,088

	Total Utilities	2,452,510

	Total Common Stocks (Cost $114,158,192)	119,208,150

Exchange-Traded Funds — 0.7%
	Fixed Income — 0.3%
1,029	CurrencyShares Euro Trust (a)	110,885
178	iShares iBoxx $ High Yield Corporate Bond ETF	15,231
10,435	iShares US Preferred Stock ETF	409,678
525	Vanguard Total Bond Market ETF	42,940

	Total Fixed Income	578,734

	International Equity — 0.1%
5,094	iShares China Large-Cap ETF	194,947
7,300	Market Vectors Gold Miners ETF	109,208

	Total International Equity	304,155

	U.S. Equity — 0.3%
1,622	iShares MSCI USA Momentum Factor ETF	118,730
1,265	Powershares QQQ Trust Series 1	143,363
1,998	SPDR S&P 500 ETF Trust	415,444

	Total U.S. Equity	677,537

	Total Exchange-Traded Funds (Cost $1,505,911)	1,560,426

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2015	JPMORGAN ALTERNATIVE FUNDS	9

JPMorgan Multi-Manager Alternatives Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2015 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Long Positions — continued
Exchange-Traded Note — 0.1%
	U.S. Equity — 0.1%
7,930	ETRACS Monthly Pay 2xLeveraged Closed-End Fund ETN (Cost $134,770)	138,696

SHARES
Investment Companies — 0.5%
	Fixed Income — 0.4%
23,067	AllianzGI Convertible & Income Fund	146,245
11,573	AllianzGI Convertible & Income Fund II	65,272
14,452	BlackRock Corporate High Yield Fund, Inc.	150,156
11,840	BlackRock Credit Allocation Income Trust	148,355
17,895	Invesco Dynamic Credit Opportunities Fund	195,055
14,040	Western Asset/Claymore Inflation-Linked Opportunities & Income Fund	147,280

	Total Fixed Income	852,363

	International Equity — 0.0% (g)
9,770	Swiss Helvetia Fund, Inc. (The)	107,665

	U.S. Equity — 0.1%
12,082	BlackRock Resources & Commodities Strategy Trust	92,065
14,717	Royce Micro-Cap Trust, Inc.	117,442

	Total U.S. Equity	209,507

	Total Investment Companies (Cost $1,239,271)	1,169,535

Preferred Stocks — 2.9%
	Consumer Discretionary — 0.2%
	Media — 0.2%
4,000	Quebecor, Inc., (Canada), 4.125%, 10/15/18 ($104 par value)	418,935

	Consumer Staples — 0.3%
	Food Products — 0.3%
11,487	Tyson Foods, Inc., 4.750%, 07/15/17 ($50 par value)	601,344
	Energy — 0.5%
	Oil, Gas & Consumable Fuels — 0.5%
8,000	Kinder Morgan, Inc., 9.750%, 10/26/18 ($50 par value)	394,480
19,945	Southwestern Energy Co., Series B, 6.250%, 01/15/18 ($50 par value)	559,258

	Total Energy	953,738

	Financials — 0.8%
	Banks — 0.1%
8	Bank of America Corp., Series L, 7.250% ($1,000 par value)	8,840
1,000	Citigroup, Inc., Series J, VAR, 7.125%, 09/30/23 ($25 par value)	27,570

SHARES	SECURITY DESCRIPTION	VALUE

	Banks — continued
8	Wells Fargo & Co., Series L, 7.500% ($1,000 par value)	9,480

		45,890

	Capital Markets — 0.0% (g)
460	Goldman Sachs Group, Inc. (The), Series J, VAR, 5.500%, 05/10/23 ($25 par value)	11,449
1,000	Morgan Stanley, Series E, VAR, 7.125%, 10/15/23 ($25 par value)	27,850

		39,299

	Insurance — 0.2%
7,870	Maiden Holdings Ltd., (Bermuda), Series B, 7.250%, 09/15/16 ($50 par value)	435,605

	Real Estate Investment Trusts (REITs) — 0.2%
100	American Tower Corp., Series A, 5.250%, 05/15/17 ($100 par value)	10,640
3,516	Crown Castle International Corp., Series A, 4.500%, 11/01/16 ($100 par value)	373,645
1,750	Invesco Mortgage Capital, Inc., Series A, 7.750%, 07/26/17 ($25 par value)	40,600
100	Welltower, Inc., Series I, 6.500% ($50 par value)	5,911
200	Weyerhaeuser Co., Series A, 6.375%, 07/01/16 ($50 par value)	10,038

		440,834

	Real Estate Management & Development — 0.3%
35,000	Forestar Group, Inc., 6.000%, 12/15/16 ($25 par value)	673,050

	Total Financials	1,634,678

	Health Care — 0.6%
	Health Care Providers & Services — 0.3%
4,911	Amsurg Corp., Series A-1, 5.250%, 07/01/17 ($100 par value)	662,150

	Pharmaceuticals — 0.3%
600	Allergan plc, (Ireland), Series A, 5.500%, 03/01/18 ($1,000 par value)	627,978

	Total Health Care	1,290,128

	Materials — 0.2%
	Metals & Mining — 0.2%
400	Alcoa, Inc., Series 1, 5.375%, 10/01/17 ($50 par value)	12,652
52,095	ArcelorMittal, (Luxembourg), 6.000%, 01/15/16 ($25 par value)	470,939

	Total Materials	483,591

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

10	JPMORGAN ALTERNATIVE FUNDS	OCTOBER 31, 2015

SHARES	SECURITY DESCRIPTION	VALUE

Long Positions — continued
Preferred Stocks — continued
	Telecommunication Services — 0.3%
	Diversified Telecommunication Services — 0.2%
24,738	Intelsat S.A., (Luxembourg), Series A, 5.750%, 05/01/16 ($50 par value)	471,259

	Wireless Telecommunication Services — 0.1%
3,500	T-Mobile US, Inc., 5.500%, 12/15/17 ($50 par value)	232,715

	Total Telecommunication Services	703,974

	Utilities — 0.0% (g)
	Electric Utilities — 0.0% (g)
250	Exelon Corp., 6.500%, 06/01/17 ($50 par value)	10,440
50	NextEra Energy, Inc., 5.799%, 09/01/16 ($50 par value)	2,751

		13,191

	Multi-Utilities — 0.0% (g)
	Dominion Resources, Inc.,
50	6.375%, 07/01/17 ($50 par value)	2,482
100	Series A, 6.125%, 04/01/16 ($49 par value)	5,581
100	Series B, 6.000%, 07/01/16 ($49 par value)	5,626

		13,689

	Total Utilities	26,880

	Total Preferred Stocks (Cost $6,485,620)	6,113,268

Special Purpose Acquisition Companies — 0.8%
	Diversified Financial Services — 0.8%
15,040	AR Capital Acquisition Corp. (a)	147,618
2,500	Arowana, Inc. (Australia) (a)	25,375
11,899	Boulevard Acquisition Corp. II (a)	120,656
100	Cambridge Capital Acquisition Corp. (a)	1,000
19,000	Capitol Acquisition Corp. III (a)	190,190
12,840	Double Eagle Acquisition Corp. (a)	133,536
5,000	DT Asia Investments Ltd. (Hong Kong) (a)	48,250
1,129	Garnero Group Acquisition Co., (Brazil) (a)	11,109
19,979	Global Defense & National Security Systems, Inc. (a)	192,997
19,000	GP Investments Acquisition Corp. (a)	185,440
8,000	Hennessy Capital Acquisition Corp. II (a)	77,600
15,333	Hennessy Capital Acquisition Corp. II (a)	151,183
12,840	Pace Holdings Corp. (a)	134,820
19,599	Quinpario Acquisition Corp. 2 (a)	191,874

SHARES	SECURITY DESCRIPTION	VALUE

	Diversified Financial Services — continued
4,323	Terrapin 3 Acquisition Corp., Class A (a)	42,625

		1,654,273

	Investment Banking & Brokerage — 0.0% (g)
1,467	Hydra Industries Acquisition Corp. (a)	14,406

	Total Special Purpose Acquisition Companies (Cost $1,670,627)	1,668,679

PRINCIPAL AMOUNT
Collateralized Mortgage Obligations — 3.1%
	Agency CMO — 3.1%
	Federal Home Loan Mortgage Corp. REMIC,
738,807	Series 2498, Class TL, IF, IO, 0.930%, 03/15/32	27,469
349,635	Series 3114, Class GI, IF, IO, 6.404%, 02/15/36	79,244
544,989	Series 3118, Class SD, IF, IO, 6.504%, 02/15/36	99,725
512,369	Series 3147, Class LS, IF, IO, 6.454%, 04/15/36	102,242
3,074,873	Series 3149, Class TI, IF, IO, 0.350%, 05/15/36	58,725
1,210,860	Series 3181, Class IS, IF, IO, 6.304%, 07/15/36	205,094
319,004	Series 3202, Class HI, IF, IO, 6.454%, 08/15/36	54,855
472,536	Series 3309, Class SG, IF, IO, 5.874%, 04/15/37	79,719
1,845,008	Series 3349, Class SM, IF, IO, 5.804%, 07/15/37	306,290
323,480	Series 3862, Class DI, IO, 5.000%, 04/15/41	58,078
587,249	Series 4265, Class ST, IF, IO, 5.804%, 11/15/43	105,269
1,077,941	Series 4472, Class IJ, IO, 6.000%, 11/15/43	253,338
	Federal Home Loan Mortgage Corp. STRIPS,
51,624	Series 183, Class IO, IO, 7.000%, 04/01/27	11,421
254,992	Series 191, Class IO, IO, 8.000%, 01/01/28	60,517
	Federal National Mortgage Association REMIC,
206,900	Series 2003-44, Class IU, IO, 7.000%, 06/25/33	52,988
517,935	Series 2003-87, Class SH, IF, IO, 8.053%, 09/25/33	115,568
1,862,148	Series 2005-2, Class TH, IF, IO, 0.300%, 08/25/33	21,521

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2015	JPMORGAN ALTERNATIVE FUNDS	11

JPMorgan Multi-Manager Alternatives Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2015 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Long Positions — continued
Collateralized Mortgage Obligations — continued
	Agency CMO — continued
431,364	Series 2005-69, Class JI, IO, 6.000%, 08/25/35	97,578
1,496,230	Series 2006-115, Class EI, IF, IO, 6.443%, 12/25/36	319,258
490,343	Series 2009-106, Class SA, IF, IO, 6.053%, 01/25/40	87,606
2,021,420	Series 2010-57, Class HI, IO, 5.500%, 02/25/40	270,283
1,361,544	Series 2010-68, Class SC, IF, IO, 6.283%, 07/25/40	284,502
1,383,110	Series 2011-76, Class PI, IO, 5.500%, 04/25/39	138,723
4,143,408	Series 2015-42, Class AI, IO, VAR, 1.905%, 06/25/55	296,943
3,923,932	Series 2015-64, Class SK, IO, 1.705%, 09/25/55	262,700
	Federal National Mortgage Association STRIPS,
792,577	Series 345, Class 14, IO, 6.000%, 03/25/34	177,735
808,560	Series 359, Class 18, IO, 6.000%, 07/25/35	174,318
	Government National Mortgage Association,
496,011	Series 1999-40, Class TW, IF, IO, 6.803%, 02/17/29	103,236
692,048	Series 2001-22, Class SD, IF, IO, 7.301%, 05/16/31	169,822
1,324,714	Series 2003-7, Class SP, IF, IO, 7.451%, 11/16/32	221,466
1,386,779	Series 2004-46, Class S, IF, IO, 6.906%, 06/20/34	299,364
504,716	Series 2004-56, Class S, IF, IO, 7.456%, 06/20/33	113,538
1,465,415	Series 2004-69, Class CS, IF, IO, 6.356%, 07/20/34	282,100
338,577	Series 2005-85, Class IO, IO, 5.500%, 11/16/35	75,146
807,143	Series 2009-12, Class IE, IO, 5.500%, 03/20/39	162,331
749,313	Series 2010-163, Class IO, IO, 5.000%, 12/20/40	123,146
453,732	Series 2012-16, Class NI, IO, 6.000%, 05/20/39	87,100
620,328	Series 2012-50, Class HI, IO, 6.000%, 06/16/22	70,936
658,982	Series 2013-16, Class IE, IO, 6.500%, 10/20/38	152,080

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Agency CMO — continued
422,517	Series 2013-86, Class IA, IO, 5.000%, 06/20/43	91,840
852,318	Series 2014-2, Class TI, IO, 5.500%, 01/20/44	170,989
375,272	Series 2014-161, Class IL, IO, 1.000%, 11/20/44	15,796
469,074	Series 2014-161, Class SL, IF, IO, 6.607%, 11/20/44	108,749
1,205,230	Series 2014-183, Class IM, IO, 5.000%, 06/20/35	298,245
189,876	Series 2015-13, Class WI, IO, VAR, 6.617%, 07/20/37	41,944
5,754,037	Series 2015-80, Class IH, IO, VAR, 0.999%, 05/20/44	221,082

	Total Collateralized Mortgage Obligations (Cost $6,427,359)	6,610,619

Convertible Bonds — 4.2%
	Consumer Discretionary — 0.8%
	Automobiles — 0.2%
300,000	Tesla Motors, Inc., 1.500%, 06/01/18	519,375

	Household Durables — 0.0% (g)
	Jarden Corp.,
13,000	1.125%, 03/15/34	14,333
7,000	1.875%, 09/15/18	10,456

		24,789

	Internet & Catalog Retail — 0.3%
400,000	Ctrip.com International Ltd., (Cayman Islands), 1.250%, 10/15/18	530,250
	Priceline Group, Inc. (The),
3,000	0.350%, 06/15/20	3,885
3,000	1.000%, 03/15/18	4,760

		538,895

	Media — 0.0% (g)
15,000	Liberty Media Corp., 1.375%, 10/15/23	15,347

	Specialty Retail — 0.2%
375,000	Restoration Hardware Holdings, Inc., Zero Coupon, 07/15/20 (e)	386,719

	Textiles, Apparel & Luxury Goods — 0.1%
JPY 20,000,000	Asics Corp., (Japan), Zero Coupon, 03/01/19	222,715
	Iconix Brand Group, Inc.,
5,000	1.500%, 03/15/18	4,234
5,000	2.500%, 06/01/16	4,772

		231,721

	Total Consumer Discretionary	1,716,846

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

12	JPMORGAN ALTERNATIVE FUNDS	OCTOBER 31, 2015

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Long Positions — continued
Convertible Bonds — continued
	Energy — 0.2%
	Energy Equipment & Services — 0.0% (g)
19,000	Hornbeck Offshore Services, Inc., 1.500%, 09/01/19	14,048
11,000	SEACOR Holdings, Inc., 2.500%, 12/15/27	10,547

		24,595

	Oil, Gas & Consumable Fuels — 0.2%
11,000	Chesapeake Energy Corp., 2.500%, 05/15/37	9,405
28,000	Peabody Energy Corp., 4.750%, 12/15/41	2,380
300,000	Ship Finance International Ltd., (Bermuda), 3.750%, 02/10/16	312,000
10,000	Stone Energy Corp., 1.750%, 03/01/17	9,100

		332,885

	Total Energy	357,480

	Financials — 0.1%
	Capital Markets — 0.0% (g)
18,000	Ares Capital Corp., 5.750%, 02/01/16	18,112
10,000	Jefferies Group LLC, 3.875%, 11/01/29	10,225
17,000	Prospect Capital Corp., 4.750%, 04/15/20	15,194

		43,531

	Real Estate Investment Trusts (REITs) — 0.1%
210,000	American Realty Capital Properties, Inc., 3.750%, 12/15/20	196,219
17,000	Colony Capital, Inc., 3.875%, 01/15/21	16,352
	Spirit Realty Capital, Inc.,
7,000	2.875%, 05/15/19	6,698
6,000	3.750%, 05/15/21	5,753
	Starwood Property Trust, Inc.,
8,000	4.000%, 01/15/19	8,185
5,000	4.550%, 03/01/18	5,056

		238,263

	Thrifts & Mortgage Finance — 0.0% (g)
5,000	Radian Group, Inc., 2.250%, 03/01/19	6,922

	Total Financials	288,716

	Health Care — 0.7%
	Biotechnology — 0.1%
18,000	Acorda Therapeutics, Inc., 1.750%, 06/15/21	19,125

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Biotechnology — continued
	BioMarin Pharmaceutical, Inc.,
9,000	0.750%, 10/15/18	12,645
9,000	1.500%, 10/15/20	13,061
15,000	Cepheid, 1.250%, 02/01/21	13,444
6,000	Gilead Sciences, Inc., Series D, 1.625%, 05/01/16	28,650
14,000	PDL BioPharma, Inc., 4.000%, 02/01/18	11,646

		98,571

	Health Care Equipment & Supplies — 0.0% (g)
	Hologic, Inc.,
4,000	SUB, 0.000%, 12/15/43	5,078
4,000	Series 2010, SUB, 2.000%, 12/15/37	6,817
4,000	Series 2012, SUB, 2.000%, 03/01/42	5,377
12,000	NuVasive, Inc., 2.750%, 07/01/17	15,068
11,000	Teleflex, Inc., 3.875%, 08/01/17	23,822

		56,162

	Health Care Providers & Services — 0.3%
9,000	Anthem, Inc., 2.750%, 10/15/42	16,926
575,000	HealthSouth Corp., 2.000%, 12/01/43	626,391
13,000	Molina Healthcare, Inc., 1.125%, 01/15/20	20,743

		664,060

	Pharmaceuticals — 0.3%
550,000	Depomed, Inc., 2.500%, 09/01/21	620,125

	Total Health Care	1,438,918

	Industrials — 0.5%
	Construction & Engineering — 0.5%
525,000	Dycom Industries, Inc., 0.750%, 09/15/21 (e)	545,344
EUR 450,000	Fomento de Construcciones y Contratas S.A., (Spain), 6.500%, 10/30/20	473,811

		1,019,155

	Electrical Equipment — 0.0% (g)
29,000	General Cable Corp., SUB, 4.500%, 11/15/29	19,811

	Machinery — 0.0% (g)
11,000	Trinity Industries, Inc., 3.875%, 06/01/36	14,204

	Transportation Infrastructure — 0.0% (g)
13,000	Macquarie Infrastructure Corp., 2.875%, 07/15/19	15,104

	Total Industrials	1,068,274

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2015	JPMORGAN ALTERNATIVE FUNDS	13

JPMorgan Multi-Manager Alternatives Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2015 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Long Positions — continued
Convertible Bonds — continued
	Information Technology — 1.6%
	Internet Software & Services — 0.7%
15,000	Akamai Technologies, Inc., Zero Coupon, 02/15/19	15,187
563,000	j2 Global, Inc., 3.250%, 06/15/29	714,306
300,000	Monster Worldwide, Inc., 3.500%, 10/15/19 (e)	407,438
250,000	Qihoo 360 Technology Co., Ltd., (China), 1.750%, 08/15/21	224,375
15,000	WebMD Health Corp., 2.500%, 01/31/18	15,047
23,000	Yandex N.V., (Netherlands), 1.125%, 12/15/18	20,183

		1,396,536

	Semiconductors & Semiconductor Equipment — 0.9%
	Intel Corp.,
5,000	2.950%, 12/15/35	6,356
605,000	3.250%, 08/01/39	995,225
	Lam Research Corp.,
4,000	0.500%, 05/15/16	5,055
7,000	1.250%, 05/15/18	9,835
2,000	Micron Technology, Inc., Series G, 3.000%, 11/15/43	1,810
2,000	Novellus Systems, Inc., 2.625%, 05/15/41	4,554
538,000	NVIDIA Corp.,
	1.000%, 12/01/18	786,489
14,000	Xilinx, Inc., 2.625%, 06/15/17	23,082

		1,832,406

	Software — 0.0% (g)
12,000	Electronic Arts, Inc., 0.750%, 07/15/16	27,060
14,000	Nuance Communications, Inc., 2.750%, 11/01/31	14,052
13,000	Verint Systems, Inc., 1.500%, 06/01/21	13,122

		54,234

	Technology Hardware, Storage & Peripherals — 0.0% (g)
	SanDisk Corp.,
5,000	0.500%, 10/15/20	5,272
8,000	1.500%, 08/15/17	12,760

		18,032

	Total Information Technology	3,301,208

	Materials — 0.0% (g)
	Metals & Mining — 0.0% (g)
6,000	Newmont Mining Corp., Series B, 1.625%, 07/15/17	5,947

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Metals & Mining — continued
10,000	Stillwater Mining Co., 1.750%, 10/15/32	9,881
12,000	United States Steel Corp., 2.750%, 04/01/19	11,978

	Total Materials	27,806

	Telecommunication Services — 0.2%
	Diversified Telecommunication Services — 0.1%
EUR 100,000	Telecom Italia Finance S.A., (Luxembourg), Reg. S, 6.125%, 11/15/16	174,404

	Wireless Telecommunication Services — 0.1%
EUR 300,000	America Movil BV, (Netherlands), 5.500%, 09/17/18	328,147

	Total Telecommunication Services	502,551

	Utilities — 0.1%
	Electric Utilities — 0.1%
JPY 20,000,000	Chugoku Electric Power Co., Inc. (The), (Japan), Zero Coupon, 03/23/18	178,172
CAD 323,000	Emera, Inc., (Canada), 4.000%, 09/29/25	81,639

	Total Utilities	259,811

	Total Convertible Bonds (Cost $8,789,627)	8,961,610

Corporate Bonds — 2.5%
	Consumer Discretionary — 0.4%
	Hotels, Restaurants & Leisure — 0.4%
917,000	Caesars Entertainment Resort Properties LLC/Caesars Entertainment Resort Properties, 11.000%, 10/01/21	875,735

	Consumer Staples — 0.4%
	Food & Staples Retailing — 0.4%
	New Albertsons, Inc.,
541,000	7.450%, 08/01/29	527,475
37,000	8.000%, 05/01/31	36,445
72,000	Safeway, Inc., 7.250%, 02/01/31	69,840
EUR 200,000	Tesco plc, (United Kingdom), 5.125%, 04/10/47	203,657

		837,417

	Personal Products — 0.0% (g)
99,000	Avon Products, Inc., 6.350%, 03/15/20	80,438

	Total Consumer Staples	917,855

	Energy — 0.1%
	Energy Equipment & Services — 0.1%
	Paragon Offshore plc, (United Kingdom),
450,000	6.750%, 07/15/22 (e)	68,625
630,000	7.250%, 08/15/24 (e)	96,075

		164,700

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

14	JPMORGAN ALTERNATIVE FUNDS	OCTOBER 31, 2015

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Long Positions — continued
Corporate Bonds — continued
	Oil, Gas & Consumable Fuels — 0.0% (g)
107,000	Sabine Oil & Gas Corp., 7.250%, 06/15/19 (d)	14,980

	Total Energy	179,680

	Financials — 0.1%
	Real Estate Investment Trusts (REITs) — 0.1%
165,000	Vereit Operating Partnership LP, 4.600%, 02/06/24	160,256

	Industrials — 0.7%
	Aerospace & Defense — 0.2%
364,000	Bombardier, Inc., (Canada), 7.500%, 03/15/18 (e)	360,360

	Commercial Services & Supplies — 0.5%
1,236,000	Corporate Risk Holdings LLC, 9.500%, 07/01/19 (e)	1,140,210

	Total Industrials	1,500,570

	Telecommunication Services — 0.2%
	Diversified Telecommunication Services — 0.2%
	Telecom Italia Capital S.A., (Luxembourg),
116,000	7.200%, 07/18/36	119,480
124,000	7.721%, 06/04/38	132,060
200,000	Wind Acquisition Finance S.A., (Luxembourg), 7.375%, 04/23/21 (e)	201,500

	Total Telecommunication Services	453,040

	Utilities — 0.6%
	Electric Utilities — 0.6%
1,043,000	Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc., 11.250%, 12/01/18 (d) (e)	1,162,945

	Total Corporate Bonds (Cost $5,335,240)	5,250,081

NUMBER OF WARRANTS
Warrants — 2.0%
	Consumer Discretionary — 0.2%
	Distributors — 0.0% (g)
18,750	KBS Fashion Group Ltd., (China), expiring 01/22/18 (Strike Price $11.50) (a)	2,062

	Hotels, Restaurants & Leisure — 0.2%
54,223	Chanticleer Holdings, Inc., expiring 06/21/17 (Strike Price $5.00) (a)	8,134
67,555	Del Taco Restaurants, Inc., expiring 06/30/20 (Strike Price $11.50) (a)	246,576

NUMBER OF WARRANTS	SECURITY DESCRIPTION	VALUE

	Hotels, Restaurants & Leisure — continued
65,524	Lindblad Expeditions Holdings, Inc., expiring 07/08/20 (Strike Price $11.50) (a)	153,981

		408,691

	Media — 0.0% (g)
11,739	Global Eagle Entertainment, Inc., expiring 01/31/18 (Strike Price $11.50) (a)	49,891

	Total Consumer Discretionary	460,644

	Energy — 0.0% (g)
	Oil, Gas & Consumable Fuels — 0.0% (g)
59,703	FieldPoint Petroleum Corp., expiring 03/23/18 (Strike Price $4.00) (a)	4,179
43,113	Kinder Morgan, Inc., expiring 05/25/17 (Strike Price $40.00) (a)	26,299

	Total Energy	30,478

	Financials — 1.0%
	Banks — 0.8%
40,312	Associated Banc-Corp, expiring 11/21/18 (Strike Price $19.77) (a)	114,486
2,315	Comerica, Inc., expiring 11/14/18 (Strike Price $29.40) (a)	36,438
28,458	National Commercial Bank (The), expiring 11/20/17 (Strike Price $1.00) (a)	404,340
15,247	PNC Financial Services Group, Inc. (The), expiring 12/31/18 (Strike Price $67.33) (a)	376,906
75,112	SunTrust Banks, Inc., expiring 11/14/18 (Strike Price $44.15) (a)	375,560
46,350	Valley National Bancorp, expiring 11/14/18 (Strike Price $16.11) (a)	10,915
	Zions Bancorporation ,
22,004	expiring 11/14/18 (Strike Price $36.27) (a)	53,800
102,216	expiring 05/22/20 (Strike Price $36.20) (a)	360,822

		1,733,267

	Diversified Financial Services — 0.0% (g)
40,262	Arowana, Inc., (Australia), expiring 05/01/20 (Strike Price $12.50) (a)	4,127

	Thrifts & Mortgage Finance — 0.2%
40,975	Washington Federal, Inc., expiring 11/14/18 (Strike Price $17.57) (a)	301,576

	Total Financials	2,038,970

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2015	JPMORGAN ALTERNATIVE FUNDS	15

JPMorgan Multi-Manager Alternatives Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2015 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

NUMBER OF WARRANTS	SECURITY DESCRIPTION	VALUE

Long Positions — continued
Warrants — continued
	Health Care — 0.1%
	Biotechnology — 0.1%
146,273	BioTime, Inc., expiring 10/01/18 (Strike Price $5.00) (a)	156,512
22,000	CEL-SCI Corp., expiring 10/11/18 (Strike Price $1.25) (a)	5,060
618	ContraFect Corp., expiring 01/31/17 (Strike Price $4.80) (a)	989
6,225	Medgenics, Inc., expiring 04/12/16 (Strike Price $6.00) (a)	11,205

		173,766

	Health Care Equipment & Supplies — 0.0% (g)
1,875	Capnia, Inc., expiring 11/13/19 (Strike Price $6.50) (a)	970

	Pharmaceuticals — 0.0% (g)
11,160	EyeGate Pharmaceuticals, Inc., expiring 07/31/20 (Strike Price $10.62) (a)	9,095
133,960	Oculus Innovative Sciences, Inc., expiring 01/21/20 (Strike Price $1.00) (a)	41,260

		50,355

	Total Health Care	225,091

	Industrials — 0.0% (g)
	Aerospace & Defense — 0.0% (g)
14,552	Tempus Applied Solutions Holdings, Inc., expiring 07/31/20 (Strike Price $11.50) (a)	4,656

	Machinery — 0.0% (g)
64,680	Blue Bird Corp., expiring 02/24/20 (Strike Price $5.75) (a)	55,625

	Total Industrials	60,281

	Information Technology — 0.1%
	Communications Equipment — 0.0% (g)
10,000	DragonWave, Inc., (Canada), expiring 08/01/16 (Strike Price CAD2.25) (a)	231

	Electronic Equipment, Instruments & Components — 0.1%
51,971	Applied DNA Sciences, Inc., expiring 11/14/19 (Strike Price $3.50) (a)	72,759
6,250	RMG Networks Holding Corp., expiring 04/08/18 (Strike Price $11.50) (a)	125

		72,884

	IT Services — 0.0% (g)
130	InterCloud Systems, Inc., expiring 08/25/18 (Strike Price $5.00) (a)	113

NUMBER OF WARRANTS	SECURITY DESCRIPTION	VALUE

	Semiconductors & Semiconductor Equipment — 0.0% (g)
28,647	Solar3D, Inc., expiring 03/09/20 (Strike Price $4.15) (a)	32,944

	Technology Hardware, Storage & Peripherals — 0.0% (g)
	Eastman Kodak Co.,
10,715	expiring 09/03/18 (Strike Price $14.93) (a)	29,466
5,569	expiring 09/03/18 (Strike Price $16.12) (a)	11,138

		40,604

	Total Information Technology	146,776

	Materials — 0.6%
	Chemicals — 0.0% (g)
18,796	AgroFresh Solutions, Inc., expiring 02/19/19 (Strike Price $11.50) (a)	27,067

	Construction Materials — 0.5%
37,560	Tecnoglass, Inc., (Colombia), expiring 12/16/16 (Strike Price $1.00) (a)	242,262
	U.S. Concrete, Inc.,
18,015	expiring 08/31/17 (Strike Price $26.68) (a)	526,398
9,807	expiring 08/31/17 (Strike Price $22.69) (a)	324,808

		1,093,468

	Metals & Mining — 0.1%
20,716	Franco-Nevada Corp., (Canada), expiring 06/16/17 (Strike Price CAD75.00) (a)	153,675
6,788	HudBay Minerals, Inc., (Canada), expiring 07/20/18 (Strike Price CAD15.00) (a)	2,751

		156,426

	Total Materials	1,276,961

	Utilities — 0.0% (g)
	Independent Power & Renewable Electricity Producers — 0.0% (g)
28	Dynegy, Inc., expiring 10/02/17 (Strike Price $40.00) (a)	27

	Total Warrants (Cost $3,895,714)	4,239,228

NUMBER OF CONTRACTS
Options Purchased — 0.5%
	Call Options Purchased — 0.2%
34	Abbott Laboratories, expiring 11/20/15 at $42.00, American Style	10,489

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

16	JPMORGAN ALTERNATIVE FUNDS	OCTOBER 31, 2015

NUMBER OF CONTRACTS	SECURITY DESCRIPTION	VALUE

Long Positions — continued
Options Purchased — continued
	Call Options Purchased — continued
45	Air Products & Chemicals, Inc., expiring 01/15/16 at $140.00, American Style	25,200
15	Allergan plc, expiring 01/15/16 at $315.00, American Style	23,100
EUR 25	Alstom S.A., expiring 12/18/15 at EUR28.00, American Style	5,911
50	ArcelorMittal, expiring 12/18/15 at $12.00, American Style	125
90	ArcelorMittal, expiring 12/18/15 at $14.00, American Style	225
14	ArcelorMittal, expiring 01/15/16 at $14.00, American Style	35
12	ArcelorMittal, expiring 01/15/16 at $15.00, American Style	18
100	Associated Banc-Corp., expiring 12/18/15 at $20.00, American Style	3,500
10	Carnival Corp., expiring 01/15/16 at $55.00, American Style	1,875
14	CBS Corp., expiring 01/15/16 at $45.00, American Style	4,725
10	Citigroup, Inc., expiring 01/15/16 at $55.00, American Style	1,345
31	Citigroup, Inc., expiring 01/15/16 at $85.00, American Style	31
57	CurrencyShares Euro Trust, expiring 03/18/16 at $111.00, American Style	8,236
155	Daktronics, Inc., expiring 01/15/16 at $10.00, American Style	8,913
33	Daktronics, Inc., expiring 04/15/16 at $10.00, American Style	2,723
79	Dow Chemical Co. (The), expiring 01/15/16 at $50.00, American Style	26,267
92	Dow Chemical Co. (The), expiring 03/18/16 at $52.50, American Style	26,542
29	Dow Chemical Co. (The), expiring 03/18/16 at $55.00, American Style	5,365
293	EMC Corp., expiring 01/15/16 at $27.00, American Style	21,535
143	EMC Corp., expiring 01/15/16 at $28.00, American Style	6,292
90	Forestar Group, Inc., expiring 11/20/15 at $17.50, American Style	675
105	Forestar Group, Inc., expiring 02/19/16 at $17.50, American Style	25,725
146	General Electric Co, expiring 12/18/15 at $31.00, American Style	2,920
150	General Motors Co., expiring 01/15/16 at $42.00, American Style	900

NUMBER OF CONTRACTS	SECURITY DESCRIPTION	VALUE

	Call Options Purchased — continued
14	Hewlett-Packard Co., expiring 01/15/16 at $27.00, American Style	2,310
65	Hewlett-Packard Co., expiring 01/15/16 at $31.00, American Style	2,892
68	Intelsat S.A., expiring 12/18/15 at $12.50, American Style	510
153	Intelsat S.A., expiring 03/18/16 at $12.50, American Style	2,678
16	iShares China Large-Cap ETF, expiring 01/15/16 at $36.00, American Style	4,880
100	iShares MSCI Brazil Capped ETF, expiring 01/15/16 at $30.00, American Style	1,000
100	iShares MSCI Brazil Capped ETF, expiring 01/15/16 at $35.00, American Style	350
304	iShares Russell 2000 ETF, expiring 11/20/15 at $119.00, American Style	12,920
5	Kindred Healthcare, Inc., expiring 02/19/16 at $17.50, American Style	188
58	NCR Corp., expiring 01/15/16 at $25.00, American Style	15,950
34	NCR Corp., expiring 01/15/16 at $35.00, American Style	595
17	Perrigo Co. plc, expiring 11/20/15 at $180.00, American Style	1,827
10	Perrigo Co. plc, expiring 11/20/15 at $190.00, American Style	250
20	Perrigo Co. plc, expiring 11/20/15 at $200.00, American Style	550
17	Perrigo Co. plc, expiring 01/15/16 at $170.00, American Style	11,135
6	Perrigo Co. plc, expiring 01/15/16 at $190.00, American Style	1,380
57	PIMCO Total Return Active ETF, expiring 02/19/16 at $107.00, American Style	4,133
258	PowerShares DB US Dollar Index Bullish Fund, expiring 11/27/15 at $24.00, American Style	31,734
545	PowerShares DB US Dollar Index Bullish Fund, expiring 03/18/16 at $25.00, American Style	38,422
673	PowerShares DB US Dollar Index Bullish Fund, expiring 03/18/16 at $26.00, American Style	21,200
235	Powershares QQQ Trust, expiring 11/20/15 at $110.00, American Style	96,702
88	ProShares UltraShort 20+ Year Treasury, expiring 01/15/16 at $60.00, American Style	792

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2015	JPMORGAN ALTERNATIVE FUNDS	17

JPMorgan Multi-Manager Alternatives Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2015 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

NUMBER OF CONTRACTS	SECURITY DESCRIPTION	VALUE

Long Positions — continued
Options Purchased — continued
	Call Options Purchased — continued
27	Southwestern Energy Co., expiring 03/18/16 at $18.00, American Style	621
EUR 253	Telecom Italia S.p.A., expiring 12/18/15 at EUR1.20, American Style	35,861
EUR 102	Telecom Italia S.p.A., expiring 12/18/15 at EUR1.30, American Style	8,715
181	Vanguard Consumer Staples ETF, expiring 01/15/16 at $131.00, American Style	28,960
1,187	Wal-Mart Stores, Inc., expiring 01/15/16 at $65.00, American Style	20,773
29	Weight Watchers International, Inc., expiring 01/15/16 at $17.50, American Style	4,133

	Total Call Options Purchased	564,133

	Put Options Purchased — 0.3%
13	3M Co., expiring 11/20/15 at $145.00, American Style	396
45	Air Products & Chemicals, Inc., expiring 01/15/16 at $130.00, American Style	14,175
50	ArcelorMittal, expiring 11/20/15 at $4.00, American Style	250
34	BioTime, Inc., expiring 03/18/16 at $5.00, American Style	5,185
231	BioTime, Inc., expiring 06/17/16 at $2.50, American Style	6,930
41	BioTime, Inc., expiring 06/17/16 at $5.00, American Style	6,868
EUR 2	CAC 40 Index, expiring 12/18/15 at EUR4,250.00, European Style	344
10	Charter Communications, Inc., expiring 12/18/15 at $185.00, American Style	6,000
21	Charter Communications, Inc., expiring 03/18/16 at $210.00, American Style	54,390
17	Charter Communications, Inc., expiring 04/15/16 at $210.00, American Style	46,665
6	Crown Castle International Corp, expiring 01/15/16 at $70.00, American Style	105
17	Crown Castle International Corp, expiring 04/15/16 at $60.00, American Style	382
51	Ctrip.com International Ltd, expiring 01/15/16 at $40.00, American Style	1,020
68	CurrencyShares Euro Trust, expiring 03/18/16 at $108.00, American Style	20,128
46	Dycom Industries, Inc., expiring 03/18/16 at $50.00, American Style	6,325
32	Global Eagle Entertainment Inc., expiring 11/20/15 at $12.50, American Style	960

NUMBER OF CONTRACTS	SECURITY DESCRIPTION	VALUE

	Put Options Purchased — continued
EUR 35	Dow Jones Euro STOXX 50 Index, expiring 12/18/15 at EUR2,950.00, European Style	3,849
EUR 21	Dow Jones Euro STOXX 50 Index, expiring 12/18/15 at EUR3,000.00, European Style	2,956
EUR 3	EURO STOXX Technology Index, expiring 12/18/15 at EUR310.00, European Style	33
267	Freeport-McMoRan, Inc., expiring 01/20/17 at $8.00, American Style	35,244
10	H&R Block, Inc., expiring 11/20/15 at $32.00, American Style	50
50	Intelsat S.A., expiring 03/18/16 at $5.00, American Style	2,625
35	iShares China Large-Cap ETF, expiring 01/15/16 at $35.00, American Style	2,993
115	iShares China Large-Cap ETF, expiring 01/15/16 at $40.00, American Style	36,225
410	iShares US Preferred Stock ETF, expiring 01/15/16 at $38.00, American Style	11,275
12	Kindred Healthcare, Inc., expiring 05/20/16 at $10.00, American Style	810
20	Kindred Healthcare, Inc., expiring 05/20/16 at $12.50, American Style	3,150
CHF10	LafargeHolcim Ltd., expiring 12/18/15 at CHF57.14, American Style	3,378
CHF10	LafargeHolcim Ltd., expiring 12/18/15 at CHF62.86, American Style	8,010
57	Mylan N.V., expiring 11/20/15 at $45.00, American Style	15,019
19	Mylan N.V., expiring 12/18/15 at $40.00, American Style	2,650
35	Perrigo Co. plc, expiring 01/15/16 at $150.00, American Style	28,700
10	Post Holdings, Inc., expiring 12/18/15 at $40.00, American Style	300
100	PowerShares DB US Dollar Index Bullish Fund, expiring 12/18/15 at $26.00, American Style	8,550
545	PowerShares DB US Dollar Index Bullish Fund, expiring 03/18/16 at $24.00, American Style	5,995
673	PowerShares DB US Dollar Index Bullish Fund, expiring 03/18/16 at $25.00, American Style	28,266
74	Powershares QQQ Trust, expiring 01/15/16 at $91.00, American Style	1,924

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

18	JPMORGAN ALTERNATIVE FUNDS	OCTOBER 31, 2015

NUMBER OF CONTRACTS	SECURITY DESCRIPTION	VALUE

Long Positions — continued
Options Purchased — continued
	Put Options Purchased — continued
120	Powershares QQQ Trust, expiring 01/15/16 at $96.00, American Style	5,280
5	Priceline Group, Inc. (The), expiring 11/06/15 at $1,375.00, American Style	650
92	Qihoo 360 Technology Co., Ltd., expiring 01/20/17 at $25.00, American Style	14,030
30	Restoration Hardware Holdings, Inc., expiring 01/15/16 at $80.00, American Style	2,025
14	S&P 500 Index, expiring 12/19/15 at $1,950.00, European Style	19,810
6	S&P 500 Index, expiring 12/19/15 at $2,000.00, European Style	12,870
50	SolarCity Corp., expiring 01/15/16 at $20.00, American Style	3,850
20	Southwestern Energy Co., expiring 03/18/16 at $6.00, American Style	420
50	Southwestern Energy Co., expiring 03/18/16 at $8.00, American Style	2,725
40	Southwestern Energy Co., expiring 06/17/16 at $7.00, American Style	2,180
215	SPDR S&P 500 ETF Trust, expiring 11/20/15 at $190.00, American Style	4,622
38	SPDR S&P 500 ETF Trust, expiring 12/19/15 at $181.00, American Style	1,786
140	SPDR S&P 500 ETF Trust, expiring 12/31/15 at $160.00, American Style	2,450
125	SPDR S&P 500 ETF Trust, expiring 12/31/15 at $181.00, American Style	8,563
51	SPDR S&P 500 ETF Trust, expiring 03/18/16 at $151.00, American Style	3,213
20	SPDR S&P 500 ETF Trust, expiring 03/18/16 at $155.00, American Style	1,500
400	SPDR S&P 500 ETF Trust, expiring 03/31/16 at $155.00, American Style	34,600
36	SunEdison, Inc., expiring 01/15/16 at $12.00, American Style	18,270
EUR 213	ThyssenKrupp AG, expiring 12/18/15 at EUR15.00, American Style	2,342
10	Tyson Foods, Inc., expiring 04/15/16 at $30.00, American Style	350
13	Vanguard Total Bond Market ETF, expiring 03/18/16 at $81.00, American Style	1,723
EUR 161	Vivendi S.A., expiring 12/18/15 at EUR21.00, American Style	7,967
EUR 19	Vivendi S.A., expiring 12/18/15 at EUR21.10, American Style	1,065

NUMBER OF CONTRACTS	SECURITY DESCRIPTION	VALUE

	Put Options Purchased — continued
13	Vmware, Inc., expiring 09/16/16 at $95.00, American Style	49,985
29	Weight Watchers International, Inc., expiring 01/15/16 at $17.50, American Style	12,325
9	Workday, Inc., expiring 11/06/15 at $74.00, American Style	225

	Total Put Options Purchased	586,951

	Total Options Purchased (Cost $1,743,818)	1,151,084

SHARES
Short-Term Investment— 12.4%
	Investment Company— 12.4%
26,374,724	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.080% (b) (l) ^^ (Cost $26,374,724)	26,374,724

	Total Investments, Before Short Positions— 85.6% (Cost $177,760,873)	182,446,100
	Other Assets in Excess of Liabilities — 14.4%	30,772,654

	NET ASSETS — 100.0%	$213,218,754

Short Positions — 39.9%
Common Stocks — 25.7%
	Consumer Discretionary — 3.4%
	Auto Components — 0.5%
6,627	Autoliv, Inc., (Sweden)	803,458
7,500	Johnson Controls, Inc.	338,850

		1,142,308

	Automobiles — 0.2%
2,385	Tesla Motors, Inc. (a)	493,528

	Hotels, Restaurants & Leisure — 0.8%
5,600	Carnival plc, ADR	312,200
19,020	Chanticleer Holdings, Inc. (a)	19,781
36,267	Del Taco Restaurants, Inc. (a)	425,412
1,400	Hilton Worldwide Holdings, Inc.	34,986
32,237	Lindblad Expeditions Holdings, Inc. (a)	341,712
2,700	Melco Crown Entertainment Ltd., (Hong Kong), ADR	50,571
1,700	MGM Resorts International (a)	39,423
5,100	Royal Caribbean Cruises Ltd.	501,585

		1,725,670

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2015	JPMORGAN ALTERNATIVE FUNDS	19

JPMorgan Multi-Manager Alternatives Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2015 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

SHARES	SECURITY DESCRIPTION	VALUE

Short Positions — continued
Common Stocks — continued
	Internet & Catalog Retail — 0.2%
3,728	Ctrip.com International Ltd., (China), ADR (a)	346,592
1,300	JD.com, Inc., (China), ADR (a)	35,906
258	Netflix, Inc. (a)	27,962
400	TripAdvisor, Inc. (a)	33,512

		443,972

	Media — 0.9%
1,858	Charter Communications, Inc., Class A (a)	354,766
3,046	Comcast Corp., Class A	191,015
500	DISH Network Corp., Class A (a)	31,485
5,600	Global Eagle Entertainment, Inc. (a)	74,592
3,058	Liberty Global plc, (United Kingdom), Class A (a)	136,142
377	Nexstar Broadcasting Group, Inc., Class A	20,068
14,432	Quebecor, Inc., (Canada), Class B	339,830
178,078	Sirius XM Holdings, Inc. (a)	726,558

		1,874,456

	Multiline Retail — 0.3%
6,900	Dollar Tree, Inc. (a)	451,881
4,804	Kohl’s Corp.	221,560

		673,441

	Specialty Retail — 0.2%
500	CarMax, Inc. (a)	29,505
15,966	Office Depot, Inc. (a)	121,661
1,775	Restoration Hardware Holdings, Inc. (a)	182,985
100	Ulta Salon Cosmetics & Fragrance, Inc. (a)	17,396

		351,547

	Textiles, Apparel & Luxury Goods — 0.3%
5,000	Asics Corp., (Japan)	138,103
1,177	Swatch Group AG (The), (Switzerland)	459,665
300	Under Armour, Inc., Class A (a)	28,524

		626,292

	Total Consumer Discretionary	7,331,214

	Consumer Staples — 0.6%
	Beverages — 0.0% (g)
489	Brown-Forman Corp., Class B	51,922
200	Molson Coors Brewing Co., Class B	17,620
100	Monster Beverage Corp. (a)	13,632

		83,174

SHARES	SECURITY DESCRIPTION	VALUE

	Food & Staples Retailing — 0.2%
1,500	Rite Aid Corp. (a)	11,820
7,122	Wal-Mart Stores, Inc.	407,663

		419,483

	Food Products — 0.2%
600	Hain Celestial Group, Inc. (The) (a)	29,910
9,819	Tyson Foods, Inc., Class A	435,571

		465,481

	Household Products — 0.1%
1,000	Church & Dwight Co., Inc.	86,090
1,300	Colgate-Palmolive Co.	86,255

		172,345

	Personal Products — 0.1%
500	Coty, Inc., Class A	14,475
250	Edgewell Personal Care Co.	21,177
2,250	Unilever plc, (United Kingdom), ADR	100,013

		135,665

	Total Consumer Staples	1,276,148

	Energy — 2.3%
	Energy Equipment & Services — 1.3%
29,508	Halliburton Co.	1,132,517
19,891	Schlumberger Ltd.	1,554,681
100	Weatherford International plc, (Switzerland) (a)	1,024

		2,688,222

	Oil, Gas & Consumable Fuels — 1.0%
4,265	Apache Corp.	201,009
600	Cabot Oil & Gas Corp.	13,026
200	Cheniere Energy, Inc. (a)	9,904
3,137	Chevron Corp.	285,091
12,200	Columbia Pipeline Group, Inc.	253,394
9,951	Energy Transfer Equity LP	214,444
14,692	Kinder Morgan, Inc.	401,826
200	Newfield Exploration Co. (a)	8,038
4,829	Royal Dutch Shell plc, (Netherlands), Class A, ADR	253,329
9,930	Ship Finance International Ltd., (Norway)	169,704
37,918	Southwestern Energy Co. (a)	418,615

		2,228,380

	Total Energy	4,916,602

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

20	JPMORGAN ALTERNATIVE FUNDS	OCTOBER 31, 2015

SHARES	SECURITY DESCRIPTION	VALUE

Short Positions — continued
Common Stocks — continued
	Financials — 7.0%
	Banks — 4.4%
17,447	Associated Banc-Corp.	337,425
14,400	BB&T Corp.	534,960
5,368	Canadian Imperial Bank of Commerce, (Canada)	411,673
1,991	Comerica, Inc.	86,409
5,800	East West Bancorp, Inc.	234,262
17,800	Fifth Third Bancorp	339,090
46,300	Huntington Bancshares, Inc.	507,911
37,700	KeyCorp	468,234
17,898	PNC Financial Services Group, Inc. (The)	1,615,474
1,700	Signature Bank (a)	253,164
49,010	SunTrust Banks, Inc.	2,034,895
1,700	SVB Financial Group (a)	207,519
12,200	Toronto-Dominion Bank (The), (Canada)	500,444
9,600	Wells Fargo & Co.	519,744
43,391	Zions Bancorporation	1,248,359

		9,299,563

	Capital Markets — 1.2%
1,500	BlackRock, Inc.	527,955
17,300	Charles Schwab Corp. (The)	527,996
4,097	Goldman Sachs Group, Inc. (The)	768,187
2,500	Northern Trust Corp.	175,975
10,000	Raymond James Financial, Inc.	551,100

		2,551,213

	Diversified Financial Services — 0.0% (g)
500	McGraw Hill Financial, Inc.	46,320
600	MSCI, Inc.	40,200

		86,520

	Insurance — 0.7%
7,560	ACE Ltd., (Switzerland)	858,362
200	Alleghany Corp. (a)	99,254
20,869	Maiden Holdings Ltd., (Bermuda)	324,513
100	Markel Corp. (a)	86,800
1,100	W.R. Berkley Corp.	61,413

		1,430,342

	Real Estate Investment Trusts (REITs) — 0.1%
2,530	Crown Castle International Corp.	216,214

	Real Estate Management & Development — 0.3%
40,127	Forestar Group, Inc. (a)	567,797

SHARES	SECURITY DESCRIPTION	VALUE

	Thrifts & Mortgage Finance — 0.3%
30,767	Washington Federal, Inc.	767,329

	Total Financials	14,918,978

	Health Care — 2.3%
	Biotechnology — 0.1%
58,665	BioTime, Inc. (a)	221,167
325	ContraFect Corp. (a)	1,320

		222,487

	Health Care Equipment & Supplies — 0.5%
2,980	Abbott Laboratories	133,504
300	IDEXX Laboratories, Inc. (a)	20,586
1,054	Intuitive Surgical, Inc. (a)	523,416
400	Sirona Dental Systems, Inc. (a)	43,652
3,260	Varian Medical Systems, Inc. (a)	256,008

		977,166

	Health Care Providers & Services — 1.3%
4,439	Aetna, Inc.	509,508
8,616	Amsurg Corp. (a)	603,895
2,229	Anthem, Inc.	310,165
17,664	Centene Corp. (a)	1,050,655
10,520	HealthSouth Corp.	366,412

		2,840,635

	Life Sciences Tools & Services — 0.0% (g)
300	Illumina, Inc. (a)	42,984

	Pharmaceuticals — 0.4%
1,449	Allergan plc (a)	446,973
21,450	Depomed, Inc. (a)	375,375

		822,348

	Total Health Care	4,905,620

	Industrials — 2.7%
	Aerospace & Defense — 0.4%
3,460	HEICO Corp., Class A	151,133
2,300	TransDigm Group, Inc. (a)	505,655
2,500	United Technologies Corp.	246,025

		902,813

	Building Products — 0.4%
9,700	Fortune Brands Home & Security, Inc.	507,601
79	Lennox International, Inc.	10,492
9,500	Masco Corp.	275,500

		793,593

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2015	JPMORGAN ALTERNATIVE FUNDS	21

JPMorgan Multi-Manager Alternatives Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2015 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

SHARES	SECURITY DESCRIPTION	VALUE

Short Positions — continued
Common Stocks — continued
	Commercial Services & Supplies — 0.0% (g)
500	Stericycle, Inc. (a)	60,685

	Construction & Engineering — 0.1%
3,192	Dycom Industries, Inc. (a)	242,879

	Electrical Equipment — 0.0% (g)
1,000	AMETEK, Inc.	54,820
300	Sensata Technologies Holding N.V., (Netherlands) (a)	14,427

		69,247

	Industrial Conglomerates — 0.4%
3,285	3M Co.	516,435
1,400	Roper Technologies, Inc.	260,890

		777,325

	Machinery — 1.0%
8,327	Blue Bird Corp. (a)	90,098
6,495	Caterpillar, Inc.	474,070
3,848	Cummins, Inc.	398,307
387	Deere & Co.	30,186
8,000	Dover Corp.	515,440
5,000	Parker-Hannifin Corp.	523,500

		2,031,601

	Professional Services — 0.0% (g)
182	Nielsen Holdings plc	8,647

	Road & Rail — 0.0% (g)
300	Hertz Global Holdings, Inc. (a)	5,850

	Trading Companies & Distributors — 0.4%
9,829	Fastenal Co.	384,903
2,500	W.W. Grainger, Inc.	525,000

		909,903

	Total Industrials	5,802,543

	Information Technology — 3.9%
	Communications Equipment — 0.1%
2,647	Motorola Solutions, Inc.	185,210

	Electronic Equipment, Instruments & Components — 0.1%
100	Amphenol Corp., Class A	5,422
34,971	Applied DNA Sciences, Inc. (a)	120,300
8,011	Daktronics, Inc.	77,707

		203,429

SHARES	SECURITY DESCRIPTION	VALUE

	Internet Software & Services — 1.7%
32,163	Alibaba Group Holding Ltd., (China), ADR (a)	2,696,224
88	Alphabet, Inc., Class A (a)	64,890
100	CoStar Group, Inc. (a)	20,307
2,319	Envestnet, Inc. (a)	69,245
5,961	j2 Global, Inc.	462,276
47,368	Monster Worldwide, Inc. (a)	296,998
200	Twitter, Inc. (a)	5,692
900	Yahoo!, Inc. (a)	32,058

		3,647,690

	IT Services — 0.8%
1,700	Alliance Data Systems Corp. (a)	505,427
2,500	International Business Machines Corp.	350,200
5,600	MasterCard, Inc., Class A	554,344
6,594	PayPal Holdings, Inc. (a)	237,450

		1,647,421

	Semiconductors & Semiconductor Equipment — 1.1%
5,446	Avago Technologies Ltd., (Singapore)	670,566
22,378	Intel Corp.	757,719
2,973	Lam Research Corp.	227,702
20,777	NVIDIA Corp.	589,444
12,900	Solar3D, Inc. (a)	41,925

		2,287,356

	Software — 0.1%
600	Autodesk, Inc. (a)	33,114
300	NetSuite, Inc. (a)	25,521
200	Splunk, Inc. (a)	11,232
3,505	Workday, Inc., Class A (a)	276,790

		346,657

	Technology Hardware, Storage & Peripherals — 0.0% (g)
3,602	Eastman Kodak Co. (a)	45,097

	Total Information Technology	8,362,860

	Materials — 2.8%
	Chemicals — 0.7%
6,162	AgroFresh Solutions, Inc. (a)	43,565
400	Albemarle Corp.	21,408
1,500	Axalta Coating Systems Ltd. (a)	41,445
703	E.I. du Pont de Nemours & Co.	44,570
100	Ecolab, Inc.	12,035
5,785	LyondellBasell Industries N.V., Class A	537,485
7,770	Mosaic Co. (The)	262,548

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

22	JPMORGAN ALTERNATIVE FUNDS	OCTOBER 31, 2015

SHARES	SECURITY DESCRIPTION	VALUE

Short Positions — continued
Common Stocks — continued
	Chemicals — continued
11,741	Potash Corp. of Saskatchewan, Inc., (Canada)	237,521
400	Sherwin-Williams Co. (The)	106,732
400	W.R. Grace & Co. (a)	40,120

		1,347,429

	Construction Materials — 1.0%
300	Cemex S.A.B. de C.V., (Mexico), ADR (a)	1,893
51,503	Tecnoglass, Inc., (Colombia) (a)	747,823
25,091	U.S. Concrete, Inc. (a)	1,391,547

		2,141,263

	Containers & Packaging — 0.0% (g)
600	Ball Corp.	41,100

	Metals & Mining — 1.1%
13,000	ArcelorMittal, (Luxembourg)	72,595
67,969	ArcelorMittal, (Luxembourg)	381,306
5,500	BHP Billiton Ltd., (Australia), ADR	177,375
38,458	First Quantum Minerals Ltd., (Canada)	205,290
10,471	Franco-Nevada Corp., (Canada)	531,077
274,795	Glencore plc, (Switzerland) (a)	474,421
1,081	Goldcorp, Inc., (Canada)	13,858
1,441	HudBay Minerals, Inc., (Canada)	7,483
845	Newmont Mining Corp.	16,444
8,900	Rio Tinto plc, (United Kingdom), ADR	324,939
1,100	Southern Copper Corp., (Peru)	30,536
27,100	Vale S.A., (Brazil), ADR	118,156

		2,353,480

	Total Materials	5,883,272

	Telecommunication Services — 0.5%
	Diversified Telecommunication Services — 0.4%
342	AT&T, Inc.	11,460
487	Cogent Communications Holdings, Inc.	14,961
600	Frontier Communications Corp.	3,084
68,548	Intelsat S.A., (Luxembourg) (a)	453,788
60,000	Koninklijke KPN N.V., (Netherlands)	219,852
115,625	Telecom Italia S.p.A., (Italy) (a)	161,307

		864,452

	Wireless Telecommunication Services — 0.1%
100	SBA Communications Corp., Class A (a)	11,902
1,100	Sprint Corp. (a)	5,203
5,070	T-Mobile US, Inc. (a)	192,102

		209,207

	Total Telecommunication Services	1,073,659

SHARES	SECURITY DESCRIPTION	VALUE

	Utilities — 0.2%
	Electric Utilities — 0.2%
3,320	Chugoku Electric Power Co., Inc. (The), (Japan)	50,170
7,717	Emera, Inc., (Canada)	252,827

		302,997

	Water Utilities — 0.0% (g)
900	American Water Works Co., Inc.	51,624

	Total Utilities	354,621

	Total Common Stocks (Proceeds $54,832,522)	54,825,517

Exchange-Traded Funds — 14.1%
	Fixed Income — 0.8%
6,100	iShares iBoxx $ High Yield Corporate Bond ETF	521,977
1,040	iShares iBoxx Investment Grade Corporate Bond Fund	121,077
1,342	iShares TIPS Bond ETF	148,908
1,800	PIMCO Total Return Active Exchange-Traded Fund	191,268
23,795	PowerShares DB US Dollar Index Bullish Fund (a)	600,824
2,162	SPDR Barclays Convertible Securities ETF	100,663

	Total Fixed Income	1,684,717

	International Equity — 0.8%
1,900	Direxion Daily Emerging Markets Bear 3X Shares (a)	76,779
18,026	iShares MSCI Brazil Capped ETF	412,255
30,366	iShares MSCI Emerging Markets ETF	1,058,862
3,305	iShares MSCI Switzerland Capped ETF	105,000

	Total International Equity	1,652,896

	U.S. Equity — 12.5%
1,700	Consumer Discretionary Select Sector SPDR Fund	137,649
25,939	Consumer Staples Select Sector SPDR Fund	1,293,837
1,800	Direxion Daily Financial Bear 3X Shares (a)	75,402
3,800	Direxion Daily Financial Bull 3X Shares (a)	114,988
3,340	Direxion Daily Gold Miners Index Bull 3X Shares (a)	115,865
4,900	Energy Select Sector SPDR Fund	333,347
8,400	Financial Select Sector SPDR Fund	202,272
2,600	Health Care Select Sector SPDR Fund	185,484

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2015	JPMORGAN ALTERNATIVE FUNDS	23

JPMorgan Multi-Manager Alternatives Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2015 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

SHARES	SECURITY DESCRIPTION	VALUE

Short Positions — continued
Exchange-Traded Funds — continued
	U.S. Equity — continued
5,700	Industrial Select Sector SPDR Fund	309,339
1,446	iShares NASDAQ Biotechnology ETF	470,615
7,000	Materials Select Sector SPDR Fund	316,960
110,189	SPDR S&P 500 ETF Trust	22,911,599
2,500	Technology Select Sector SPDR Fund	109,125
3,200	Utilities Select Sector SPDR Fund	140,000

	Total U.S. Equity	26,716,482

	Total Exchange-Traded Funds (Proceeds $29,797,125)	30,054,095

NUMBER OF WARRANTS	SECURITY DESCRIPTION	VALUE

Warrants — 0.1%
	Financials — 0.1%
	Banks — 0.1%
18,000	Bank of America Corp., expiring 01/16/19 (Strike Price $13.14) (a)	115,740
50,000	Citigroup, Inc., expiring 01/04/19 (Strike Price $106.10) (a)	23,500

	Total Warrants (Proceeds $155,492)	139,240

	Total Securities Sold Short (Proceeds $84,785,139)	85,018,852

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT OCTOBER 31, 2015	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
9	CAC 40 Index^	11/20/15	EUR	484,500	21,765
9	Euro Bund^	12/08/15	EUR	1,555,884	6,259
1	Nikkei 225 Futures^	12/10/15	JPY	158,200	12,913
4	TOPIX Index^	12/10/15	JPY	516,616	24,495
9	Cocoa Futures^	12/14/15	GBP	306,347	7,350
18	10 Year Australian Government Bond^	12/15/15	AUD	1,660,460	5,489
4	10 Year Canadian Government Bond^	12/18/15	CAD	429,795	(3,802)
9	DJIA Mini E-CBOT^	12/18/15	USD	791,730	(682)
16	E-mini S&P 500^	12/18/15	USD	1,658,960	20,119
9	Euro STOXX 50 Index^	12/18/15	EUR	336,790	(111)
16	NASDAQ 100 E-Mini^	12/18/15	USD	1,485,840	56,416
4	10 Year U.S. Treasury Note	12/21/15	USD	510,750	1,680
24	10 Year U.S. Treasury Note^	12/21/15	USD	3,064,500	(20,657)
4	U.S. Long Bond^	12/21/15	USD	625,750	(6,755)
3	Long Gilt	12/29/15	GBP	544,570	(3,782)
3	Long Gilt^	12/29/15	GBP	544,570	(6,515)
1	Silver Futures^	12/29/15	USD	77,835	(1,517)
32	5 Year U.S. Treasury Note^	12/31/15	USD	3,832,750	(17,596)
11	Sugar No. 11 (World) Futures^	02/29/16	USD	178,886	3,914
108	3-Month Euro Euribor^	03/13/17	EUR	29,723,209	39,196
159	90 Day Eurodollar^	03/13/17	USD	39,292,875	9,672
61	90 Day Sterling^	03/15/17	GBP	11,631,276	8,232
	Short Futures Outstanding
(6)	Brent Crude Oil Futures^	11/13/15	USD	(297,360)	5,401
(3)	CAC 40 Index	11/20/15	EUR	(161,500)	(1,198)
(3)	WTI Crude Oil Futures^	11/20/15	USD	(139,770)	(186)
(17)	Natural Gas Futures^	11/25/15	USD	(394,570)	54,294
(1)	Hang Seng Index	11/27/15	HKD	(146,337)	2,244

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

24	JPMORGAN ALTERNATIVE FUNDS	OCTOBER 31, 2015

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT OCTOBER 31, 2015	NET UNREALIZED APPRECIATION (DEPRECIATION)
(4)	Hang Seng Index^	11/27/15	HKD	(585,348)	3,893
(6)	Gasoline RBOB Futures^	11/30/15	USD	(345,643)	(6,716)
(4)	NY Harbor ULSD Futures^	11/30/15	USD	(254,806)	3,574
(2)	Euro Bund	12/08/15	EUR	(345,752)	(8,646)
(5)	Low Sulphur Gas Oil Futures^	12/10/15	USD	(230,000)	6,193
(4)	10 Year Mini Japanese Government Bond	12/11/15	JPY	(492,384)	(1,712)
(19)	Corn Futures^	12/14/15	USD	(363,137)	(7,150)
(5)	Hard Red Winter Wheat Futures^	12/14/15	USD	(123,437)	(1,725)
(2)	Soybean Meal Futures^	12/14/15	USD	(60,880)	(355)
(5)	Soybean Oil Futures^	12/14/15	USD	(84,600)	(3,463)
(1)	U.S. Dollar Index Future^	12/14/15	USD	(97,019)	(221)
(15)	Wheat Futures^	12/14/15	USD	(391,500)	(19,814)
(15)	LME Aluminum Futures^	12/16/15	USD	(549,469)	38,964
(4)	LME Copper Futures^	12/16/15	USD	(512,350)	(2,374)
(7)	LME Zinc Futures^	12/16/15	USD	(297,631)	630
(1)	10 Year Canadian Government Bond	12/18/15	CAD	(107,449)	2,565
(1)	DAX Index^	12/18/15	EUR	(297,442)	1,428
(7)	E-mini S&P 500	12/18/15	USD	(725,795)	(40,333)
(4)	FTSE 100 Index^	12/18/15	GBP	(389,716)	1,923
(3)	Gold 100 OZ Futures^	12/29/15	USD	(342,420)	(266)
(4)	Cotton No.2 Futures^	03/08/16	USD	(126,000)	(2,241)
(13)	Soybean Futures^	03/14/16	USD	(577,688)	2,304
(1)	LME Aluminum Futures^	03/16/16	USD	(36,969)	(9)
(11)	Coffee ‘C’ Futures^	03/18/16	USD	(512,531)	(14,391)

					168,696

Forward Foreign Currency Exchange Contracts
CONTRACTS TO BUY	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT OCTOBER 31, 2015	NET UNREALIZED APPRECIATION (DEPRECIATION)
276,000	AUD	Morgan Stanley	11/20/15	200,010	196,643	(3,367)
54,035	AUD	Royal Bank of Canada	11/24/15	39,044	38,491	(553)
1,707,000	AUD	Morgan Stanley^	12/18/15	1,225,779	1,214,442	(11,337)
24,944	CAD	BNP Paribas	11/24/15	19,158	19,074	(84)
1,785,000	CAD	Morgan Stanley^	12/18/15	1,352,021	1,364,740	12,719
86,666	CHF	Goldman Sachs International	11/24/15	89,774	87,734	(2,040)
1,915,000	CHF	Morgan Stanley^	12/18/15	2,002,277	1,940,440	(61,837)
4,217,692	CNH	Morgan Stanley†	11/30/15	654,021	665,098	11,077
8,926,870	CNH	Morgan Stanley†	07/29/16	1,367,155	1,384,633	17,478
80,598	EUR	Deutsche Bank AG	11/24/15	88,370	88,652	282
36,035	EUR	Morgan Stanley	12/16/15	40,997	39,654	(1,343)
3,974,000	EUR	Morgan Stanley^	12/18/15	4,505,882	4,373,297	(132,585)
10,504	GBP	BNP Paribas	11/24/15	16,122	16,191	69
45,803	GBP	Morgan Stanley	12/16/15	70,444	70,595	151
2,310,000	GBP	Morgan Stanley^	12/18/15	3,562,302	3,560,392	(1,910)
259,757,644	IDR	Merrill Lynch International†	11/24/15	18,554	18,832	278

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2015	JPMORGAN ALTERNATIVE FUNDS	25

JPMorgan Multi-Manager Alternatives Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2015 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

CONTRACTS TO BUY	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT OCTOBER 31, 2015	NET UNREALIZED APPRECIATION (DEPRECIATION)
1,245,932	INR	Credit Suisse International†	11/24/15	19,019	18,989	(30)
639,996	JPY	Standard Chartered Bank	11/24/15	5,348	5,305	(43)
134,471,687	JPY	Morgan Stanley	12/16/15	1,119,803	1,115,159	(4,644)
106,322,000	JPY	Morgan Stanley^	12/18/15	885,262	881,776	(3,486)
2,805,000	MXN	Morgan Stanley^	12/18/15	168,681	169,256	575
97,179	NOK	Merrill Lynch International	11/24/15	12,055	11,433	(622)
133,927	NZD	Standard Chartered Bank	11/24/15	88,308	90,547	2,239
622,000	NZD	Morgan Stanley^	12/18/15	415,302	419,755	4,453
1,272,810	RUB	Standard Chartered Bank†	11/24/15	20,068	19,810	(258)
275,135	SEK	Standard Chartered Bank	11/24/15	33,508	32,218	(1,290)
53,369	TRY	BNP Paribas	11/24/15	17,910	18,193	283
305,284	ZAR	Deutsche Bank AG	11/24/15	22,457	21,980	(477)
				18,059,631	17,883,329	(176,302)

CONTRACTS TO SELL		COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT OCTOBER 31, 2015	NET UNREALIZED APPRECIATION (DEPRECIATION)
54,035	AUD	Royal Bank of Canada	11/24/15	38,780	38,491	289
3,050,000	AUD	Morgan Stanley^	12/18/15	2,142,558	2,169,916	(27,358)
125,000	CAD	Morgan Stanley	11/20/15	96,188	95,585	603
469,434	CAD	Citibank, N.A.	11/24/15	360,286	358,957	1,329
2,797,000	CAD	Morgan Stanley^	12/18/15	2,114,488	2,138,477	(23,989)
1,347,670	CHF	Morgan Stanley	12/16/15	1,392,526	1,365,452	27,074
2,097,000	CHF	Morgan Stanley^	12/18/15	2,162,083	2,124,859	37,224
8,333,682	CNH	Morgan Stanley†	11/30/15	1,294,830	1,314,159	(19,329)
9,910,812	CNH	Morgan Stanley†	07/29/16	1,493,325	1,537,252	(43,927)
456,034	CZK	Deutsche Bank AG	11/24/15	19,044	18,514	530
2,527,000	EUR	Morgan Stanley	11/20/15	2,868,112	2,779,394	88,718
16,246	EUR	Standard Chartered Bank	11/24/15	18,444	17,870	574
197,714	EUR	State Street Corp.	11/24/15	223,731	217,472	6,259
736,994	EUR	Morgan Stanley	12/16/15	835,048	811,004	24,044
2,692,000	EUR	Morgan Stanley^	12/18/15	3,002,756	2,962,487	40,269
62,000	GBP	Morgan Stanley	11/20/15	95,939	95,570	369
23,533	GBP	BNP Paribas	11/24/15	36,119	36,274	(155)
45,802	GBP	Morgan Stanley	12/16/15	70,665	70,596	69
2,376,000	GBP	Morgan Stanley^	12/18/15	3,641,659	3,662,117	(20,458)
2,787,000	HKD	Morgan Stanley	11/20/15	359,645	359,603	42
5,230,983	HUF	Citibank, N.A.	11/24/15	18,907	18,503	404
73,659	ILS	BNP Paribas	11/24/15	19,105	19,040	65
2,852,059	JPY	Deutsche Bank AG	11/24/15	23,881	23,639	242
2,741,226	JPY	Standard Chartered Bank	11/24/15	22,903	22,721	182
134,471,687	JPY	Morgan Stanley	12/16/15	1,120,003	1,115,160	4,843
472,106,000	JPY	Morgan Stanley^	12/18/15	3,930,467	3,915,389	15,078
18,178,000	MXN	Morgan Stanley^	12/18/15	1,071,437	1,096,876	(25,439)
77,168	MYR	Deutsche Bank AG†	11/24/15	18,373	17,936	437
1,098,085	NOK	Goldman Sachs International	11/24/15	134,251	129,190	5,061
1,610,000	NZD	Morgan Stanley^	12/18/15	1,014,179	1,086,504	(72,325)
83,926	PLN	Citibank, N.A.	11/24/15	22,367	21,703	664
				29,662,099	29,640,710	21,389

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

26	JPMORGAN ALTERNATIVE FUNDS	OCTOBER 31, 2015

OPTIONS WRITTEN

Call Options Written
DESCRIPTION	EXERCISE PRICE		EXPIRATION DATE	NUMBER OF CONTRACTS	VALUE	PREMIUMS RECEIVED
Allergan plc, American Style		340.00	01/15/16	15	(8,400)		8,354
Alstom S.A., American Style	EUR	32.00	12/18/15	25	(797)	EUR	1,958
BioTime, Inc., American Style		5.00	12/18/15	223	(1,672)		11,101
BioTime, Inc., American Style		2.50	03/18/16	69	(10,005)		4,804
BioTime, Inc., American Style		5.00	03/18/16	45	(1,575)		1,777
Charter Communications, Inc., American Style		210.00	03/18/16	21	(12,075)		7,678
Charter Communications, Inc., American Style		210.00	04/15/16	17	(10,115)		5,677
Del Taco Restaurants, Inc., American Style		15.00	12/18/15	1	(113)		169
Direxion Daily Gold Miners Index Bear 3X Shares, American Style		13.00	03/18/16	38	(22,420)		54,701
Eastman Kodak Co., American Style		17.50	01/15/16	53	(1,193)		15,619
Eastman Kodak Co., American Style		20.00	01/15/16	46	(690)		6,195
InterCloud Systems, Inc., American Style		5.00	12/18/15	1	(5)		128
iShares iBoxx $ High Yield Corporate Bond ETF, American Style		82.00	01/15/16	1	(355)		205
Perrigo Co. plc, American Style		195.00	11/20/15	17	(807)		662
SABMiller plc, American Style	GBP	4.00	11/20/15	6	(5,920)	GBP	5,626
Staples, Inc., American Style		13.00	11/20/15	34	(2,295)		1,869
Telecom Italia S.p.A., American Style	EUR	1.50	12/18/15	140	(3,972)	EUR	3,837
Vivendi S.A., American Style	EUR	26.85	12/18/15	69	(79)	EUR	4,008
Vivendi S.A., American Style	EUR	27.00	03/18/16	18	(257)	EUR	1,184
Vmware, Inc., American Style		95.00	09/16/16	13	(1,203)		2,586
Wal-Mart Stores, Inc., American Style		65.00	11/20/15	1,187	(2,968)		46,329

					(86,916)

Put Options Written
DESCRIPTION	EXERCISE PRICE		EXPIRATION DATE	NUMBER OF CONTRACTS	VALUE	PREMIUMS RECEIVED
Allergan plc, American Style		275.00	01/15/16	15	(10,500)		9,704
Asciano Ltd., American Style	AUD	8.25	12/17/15	63	(2,089)	AUD	2,863
CBS Corp., American Style		37.50	01/15/16	14	(525)		1,684
Dow Chemical Co. (The), American Style		45.00	01/15/16	29	(1,943)		2,580
EMC Corp., American Style		25.00	12/18/15	293	(9,962)		10,753
E-mini S&P 500, American Style		1,870.00	12/18/15	6	(2,100)		19,337
General Electric Co, American Style		28.00	12/18/15	146	(8,176)		7,305
Hewlett-Packard Co., American Style		23.00	01/15/16	14	(574)		980
iShares iBoxx $ High Yield Corporate Bond ETF, American Style		81.00	01/15/16	90	(5,265)		23,310
NCR Corp., American Style		21.00	01/15/16	58	(1,885)		4,229
Perrigo Co. plc, American Style		160.00	11/20/15	17	(14,025)		6,748
Perrigo Co. plc, American Style		135.00	01/15/16	35	(17,325)		5,833
Perrigo Co. plc, American Style		140.00	01/15/16	17	(9,265)		8,023
Perrigo Co. plc, American Style		145.00	01/15/16	6	(4,230)		1,668
Post Holdings, Inc., American Style		30.00	12/18/15	10	(225)		501
S&P 500 Index, European Style		1,800.00	12/19/15	7	(2,800)		4,529
S&P 500 Index, European Style		1,850.00	12/19/15	6	(3,480)		4,782
Vivendi S.A., American Style	EUR	20.00	03/18/16	73	(5,378)	EUR	2,102

					(99,747)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2015	JPMORGAN ALTERNATIVE FUNDS	27

JPMorgan Multi-Manager Alternatives Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2015 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

Credit Default Swaps — Buy Protection [1]

Corporate Issuers:

SWAP COUNTERPARTY/ REFERENCE OBLIGATION	FUND PAYS FIXED RATE (r)	TERMINATION DATE	IMPLIED CREDIT SPREAD AS OF OCTOBER 31, 2015 [2]	NOTIONAL AMOUNT [3]	VALUE	UPFRONT PREMIUMS (PAID)/ RECEIVED [4]
Morgan Stanley Capital Services:
Avon Products, Inc., 6.500%, 03/01/19	5.000% Quaterly	12/20/20	10.054%	49,000	8,119	(7,588)
Avon Products, Inc., 6.500%, 03/01/19	5.000% Quaterly	12/20/20	10.054	78,000	12,925	(15,492)
Bombardier, Inc., 7.450%, 05/01/34	5.000% Quaterly	12/20/20	9.741	304,000	47,710	(56,451)

					68,754	(79,531)

Centrally Cleared Credit Default Swaps — Buy Protection [1]

Credit Index:

REFERENCE OBLIGATION	FUND PAYS FIXED RATE (r)	TERMINATION DATE	IMPLIED CREDIT SPREAD AS OF OCTOBER 31, 2015 [2]		NOTIONAL AMOUNT [3]	VALUE	UPFRONT PREMIUMS (PAID)/ RECEIVED [4]
iTraxx Europe Crossover 24.1	5.000% Quaterly	12/20/20	2.979%	EUR	283,000	(30,550)	18,630

[1]	The Fund, as a buyer of credit protection, is generally obligated to make periodic payments and may also pay or receive an upfront premium to or from the protection seller, in exchange for the right to receive a contingent payment, upon occurrence of a credit event with respect to an underlying reference obligation, as defined under the terms of individual swap contracts.
[2]	Implied credit spreads are an indication of the seller’s performance risk, related to the likelihood of a credit event occurring that would require a seller to make payment to a buyer. Implied credit spreads are used to determine the value of swap contracts and reflect the cost of buying/selling protection, which may include upfront payments made to enter into the contract. Therefore, higher spreads would indicate a greater likelihood that a seller will be obligated to perform (i.e.,make payment) under the swap contract. Increasing values, in absolute terms and relative to notional amounts, are also indicative of greater performance risk. Implied credit spreads for credit default swaps on credit index are linked to the weighted average spread across the underlying reference obligations included in a particular index.
[3]	The notional amount is the maximum amount that a seller of credit protection would be obligated to pay and a buyer of credit protection would receive, upon occurrence of a credit event.
[4]	Upfront premiums generally relate to payments made or received at the initiation of the agreement to compensate the differences between the stated terms of the swap agreement and current market conditions (credit spreads, interest rates and other relevant factors).

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

28	JPMORGAN ALTERNATIVE FUNDS	OCTOBER 31, 2015

Total Return Swaps Outstanding at October 31, 2015
SWAP COUNTERPARTY/ REFERENCE OBLIGATION	PAYMENTS MADE BY THE FUND (r)	PAYMENTS RECEIVED BY THE FUND (r)	NOTIONAL VALUE	TERMINATION DATE	VALUE
Morgan Stanley Capital Services:
MTN Group Ltd. (South Africa)	Total return on the position at maturity	Federal funds floating rate at maturity	200,189	05/23/16	54,048
Repsol S.A. (Spain)	Total return on the position at maturity	Federal funds floating rate at maturity	236,451	09/16/16	(3,164)

					50,884

Total Return Basket Swaps* Outstanding at October 31, 2015
COUNTERPARTY	DESCRIPTION	TERMINATION DATE	VALUE
Morgan Stanley Capital Services	The Fund receives the total return on a portfolio of long and short positions and pays a specified LIBOR or Federal Funds floating rate, which is denominated in various foreign currencies based on the local currencies of the positions within the swap.	09/29/17	386,814	**
Deutsche Bank AG	The Fund receives the total return on a portfolio of long and short positions and pays a specified LIBOR or Federal Funds floating rate, which is denominated in various foreign currencies based on the local currencies of the positions within the swap.	10/31/16	(462)
Deutsche Bank AG	The Fund receives the total return on a portfolio of long and short positions and pays a specified LIBOR or Federal Funds floating rate, which is denominated in various foreign currencies based on the local currencies of the positions within the swap.	12/18/15	123,113

			509,465

*	See the accompanying “Additional Information — Total Return Basket Swaps” for further details.
**	The fair value of the swap is zero. Amount presented represents due from counterparty for swap contract.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2015	JPMORGAN ALTERNATIVE FUNDS	29

JPMorgan Multi-Manager Alternatives Fund

NOTES TO CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS:

AS OF OCTOBER 31, 2015

ADR	— American Depositary Receipt
AUD	— Australian Dollar
Brent	— Broom, Rannoch, Etieve, Ness, Tarbat
CAC	— Continuous Assisted Quotation
CAD	— Canadian Dollar
CBOT	— Chicago Board of Trade
CHF	— Swiss Franc
CMO	— Collateralized Mortgage Obligation
CNH	— Chinese Renminbi
CZK	— Czech Republic Koruna
DAX	— Deutscher Aktien Index
DJIA	— Dow Jones Industrial Average
ETF	— Exchange-Traded Fund
ETN	— Exchange-Traded Note
EUR	— Euro
FTSE	— Financial Times and the London Stock Exchange
GBP	— British Pound
HKD	— Hong Kong Dollar
HUF	— Hungarian Forint
IDR	— Indonesian Rupiah
IF

—  Inverse Floaters represent securities that pay interest at a rate that increases (decreases) with a decline (incline) in a specified index. The interest rate shown is the rate in effect as of
October 31, 2015. The rate may be subject to a cap and floor.

ILS	— Israeli Shekel
INR	— Indian Rupee
IO

—  Interest Only represents the right to receive the monthly interest payments on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool. The yields on these securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.

JPY	— Japanese Yen
LIBOR	— London Interbank Offered Rate
LME	— London Metal Exchange
MSCI	— Morgan Stanley Capital International
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
NASDAQ	— National Association of Securities Dealers Automated Quotation
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
PLN	— Polish Zloty
RBOB	— Reformulated gasoline blendstock for oxygen blending
Reg. S

—  Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

REMIC	— Real Estate Mortgage Investment Conduit
RUB	— Russian Ruble
SEK	— Swedish Krona
SPDR	— Standard & Poor’s Depositary Receipts

STRIPS

—  Separate Trading of Registered Interest and Principal of Securities. The STRIPS Program lets investors hold and trade individual interest and principal components of eligible notes and bonds as separate securities.

SUB	— Step-Up Bond. The interest rate shown is the rate in effect as of October 31, 2015.
TIPS	— Treasury Inflation Protected Security
TOPIX	— Tokyo Stock Price Index
TRY	— New Turkish Lira
ULSD	— Ultra Low Sulfur Diesel
USD	— United States Dollar
VAR	— Variable Rate Security. The interest rate shown is the rate in effect as of October 31, 2015.
WTI	— West Texas Intermediate
ZAR	— South African Rand

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(d)	— Defaulted Security.
(e)

—  Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(g)	— Amount rounds to less than 0.1%.
(j)	— All or a portion of these securities are segregated for short sales.
(l)	— The rate shown is the current yield as of October 31, 2015.
(r)	— Rates shown are per annum and payments are as described.
^	— Represents positions held by the Subsidiary.
^^	— A portion of the position is held by the Subsidiary.
†	— Non-deliverable forward. See Note 2.C.(3). in the Notes to Consolidated Financial Statements.

The value and percentage, based on total investments, of the long positions that apply the fair valuation policy for the international investments as described in Note 2.A. of the Notes to Consolidated Financial Statements is $5,562,496 and 3.0%, respectively.

The value and percentage, based on total investments, of the short positions that apply the fair valuation policy for the international investments as described in Note 2.A. of the Notes to Consolidated Financial Statements is $1,576,113 and 1.9%, respectively.

Detailed information about investment portfolios of the underlying funds can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in certified portfolio holdings filed quarterly on Form N-Q, and are available for download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

30	JPMORGAN ALTERNATIVE FUNDS	OCTOBER 31, 2015

JPMorgan Multi-Manager Alternatives Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS:

ADDITIONAL INFORMATION-TOTAL RETURN BASKET SWAPS

AS OF OCTOBER 31, 2015

TOTAL RETURN BASKET SWAP POSITIONS	SHARES	NOTIONAL VALUE($) (1)	CURRENT VALUE($) (2)	VALUE($) (3)

Long Positions

Common Stocks
Consumer Discretionary — 0.1%
Hotels, Restaurants & Leisure — 0.1%
Carnival Corp.	2,916	157,697	157,697	—
Consumer Staples — 0.7%
Beverages — 0.7%
SABMiller plc (United Kingdom)	24,115	1,485,169	1,485,169	—
Energy — 0.8%
Oil, Gas & Consumable Fuels — 0.8%
BG Group plc (United Kingdom)	115,097	1,818,694	1,818,694	—
Financials — 0.9%
Insurance — 0.9%
Amlin plc (United Kingdom)	184,808	1,877,491	1,877,491	—
Health Care — 0.5%
Health Care Providers & Services — 0.5%
Celesio AG (Germany)	36,295	1,009,768	1,009,768	—
Industrials — 2.1%
Air Freight & Logistics — 0.3%
Bollore S.A. (France)	50,686	250,927	250,927	—
TNT Express N.V. (Netherlands)	40,373	339,631	339,631	—

	91,059	590,558	590,558	—

Electrical Equipment — 0.6%
Alstom S.A. (France) (a)	36,010	1,174,488	1,174,488	—
Machinery — 0.3%
MAN SE (Germany)	7,233	754,336	754,336	—
Professional Services — 0.1%
Veda Group Ltd. (Australia)	115,897	216,533	216,533	—
Road & Rail — 0.8%
Asciano Ltd. (Australia)	302,497	1,768,827	1,768,827	—

Total Industrials	552,696	4,504,742	4,504,742	—

Information Technology — 1.2%
Communications Equipment — 0.3%
Nokia OYJ (Finland)	79,809	594,148	594,148	—
Internet Software & Services — 0.8%
Telecity Group plc (United Kingdom)	102,576	1,858,041	1,858,041	—
Technology Hardware, Storage & Peripherals — 0.1%
NCR Corp. (a)	4,731	125,845	125,845	—

Total Information Technology	187,116	2,578,034	2,578,034	—

Materials — 0.3%
Construction Materials — 0.1%
Holcim Ltd. (Switzerland) (a)	2,205	124,366	124,366	—
Metals & Mining — 0.2%
S2 Resources Ltd. (Australia)	52,148	6,136	6,136	—
ThyssenKrupp AG (Germany)	23,779	479,695	479,695	—

	75,927	485,831	485,831	—

Total Materials	78,132	610,197	610,197	—

Telecommunication Services — 0.5%
Diversified Telecommunication Services — 0.5%
Telecom Italia S.p.A. (Italy)	133,621	150,316	150,316	—
Vivendi S.A. (France)	37,160	895,512	895,512	—

	170,781	1,045,828	1,045,828	—

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2015	JPMORGAN ALTERNATIVE FUNDS	31

JPMorgan Multi-Manager Alternatives Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS:

ADDITIONAL INFORMATION-TOTAL RETURN BASKET SWAPS

AS OF OCTOBER 31, 2015 (continued)

TOTAL RETURN BASKET SWAP POSITIONS	SHARES	NOTIONAL VALUE($) (1)	CURRENT VALUE($) (2)	VALUE($) (3)

Long Positions — continued

Common Stocks — continued
Wireless Telecommunication Services — 0.0% (g)
Vodafone Group plc (United Kingdom)	42,027	138,810	138,810	—

Total Telecommunication Services	212,808	1,184,638	1,184,638	—

Utilities — 0.9%
Gas Utilities — 0.9%
AGL Resources, Inc.	30,124	1,882,750	1,882,750	—

Total Long Positions of Total Return Basket Swap	1,424,107	17,109,180	17,109,180	—

Short Positions

Common Stocks
Consumer Discretionary — 0.3%
Automobiles — 0.2%
Fiat Chrysler Automobiles N.V. (United Kingdom) (a)	22,968	338,946	338,946	—
Hotels, Restaurants & Leisure — 0.1%
Carnival plc	2,537	141,462	141,462	—
Media — 0.0% (g)
Altice N.V. (Netherlands) (a)	5,764	99,830	99,830	—
Textiles, Apparel & Luxury Goods — 0.0% (g)
Hermes International (France)	24	9,246	9,246	—

Total Consumer Discretionary	31,293	589,484	589,484	—

Energy — 0.6%
Oil, Gas & Consumable Fuels — 0.6%
Royal Dutch Shell plc (Netherlands)	51,264	1,343,486	1,343,486	—
Financials — 0.5%
Real Estate Investment Trusts (REITs) — 0.5%
Equinix, Inc.	3,497	1,037,490	1,037,490	—
Industrials — 0.1%
Electrical Equipment — 0.0% (g)
ABB Ltd. (Switzerland) (a)	535	10,100	10,100	—
OSRAM Licht AG (Germany)	164	9,650	9,650	—

	699	19,750	19,750	—

Machinery — 0.1%
Kone OYJ (Finland)	2,185	93,370	93,370	—
Sandvik AB (Sweden)	903	8,445	8,445	—
Schindler Holding AG (Switzerland)	101	16,410	16,410	—

	3,189	118,225	118,225	—

Total Industrials	3,888	137,975	137,975	—

Information Technology — 0.0% (g)
Software — 0.0% (g)
Sage Group plc (The) (United Kingdom)	5,177	43,496	43,496	—
Telecommunication Services — 0.0% (g)
Diversified Telecommunication Services — 0.0% (g)
Telecom Italia S.p.A (Italy) (a)	88,031	122,843	122,843	—
Telefonica S.A. (Spain)	761	10,067	10,067	—

	88,792	132,910	132,910	—

Total Telecommunication Services	88,792	132,910	132,910	—

Total Short Positions of Total Return Basket Swap	183,911	3,284,841	3,284,841	—

Total of Long and Short Positions of Total Return Basket Swap	1,240,196	13,824,339	13,824,339	—

SEE NOTES TO FINANCIAL STATEMENTS.

32	JPMORGAN ALTERNATIVE FUNDS	OCTOBER 31, 2015

TOTAL RETURN BASKET SWAP POSITIONS	SHARES	NOTIONAL VALUE($) (1)	CURRENT VALUE($) (2)	VALUE($) (3)

Cash and Other Receivables/(Payables) (4)				397,839

Financing Costs				(11,025)

Net Dividends Receivable/(Payable)				—

Due from counterparty for swap contract				386,814

TOTAL RETURN BASKET SWAP POSITIONS	SHARES	NOTIONAL VALUE($) (1)	CURRENT VALUE($) (2)	VALUE($) (3)
Long Positions

Common Stocks
Consumer Discretionary — 0.1%
Media — 0.1%
Meredith Corp.	568	25,151	26,707	1,556
Rentrak Corp. (a)	601	34,600	33,163	(1,437)
Time Warner Cable, Inc.	321	60,431	60,798	367

	1,490	120,182	120,668	486

Specialty Retail — 0.0% (g)
Office Depot, Inc. (a)	7,170	52,269	54,635	2,366

Total Consumer Discretionary	8,660	172,451	175,303	2,852

Consumer Staples — 0.1%
Beverages — 0.1%
SABMiller plc (United Kingdom)	954	58,748	58,754	6
Food & Staples Retailing — 0.0% (g)
Delhaize Group (Belgium)	515	45,055	47,803	2,748
Food Products — 0.0% (g)
Diamond Foods, Inc. (a)	1,145	44,574	45,365	791

Total Consumer Staples	2,614	148,377	151,922	3,545

Energy — 0.1%
Energy Equipment & Services — 0.0% (g)
Baker Hughes, Inc.	585	32,871	30,818	(2,053)
Cameron International Corp. (a)	950	63,508	64,609	1,101

	1,535	96,379	95,427	(952)

Oil, Gas & Consumable Fuels — 0.1%
BG Group plc (United Kingdom)	3,600	59,921	56,885	(3,036)
Canadian Oil Sands Ltd. (Canada)	4,003	30,395	30,215	(180)
Oil Search Ltd. (Australia)	2,609	13,781	14,605	824

	10,212	104,097	101,705	(2,392)

Total Energy	11,747	200,476	197,132	(3,344)

Financials — 0.1%
Banks — 0.0% (g)
National Penn Bancshares, Inc.	991	12,011	11,932	(79)
Insurance — 0.1%
Amlin plc (United Kingdom)	2,157	21,897	21,913	16
Chubb Corp. (The)	453	57,065	58,596	1,531

	2,610	78,962	80,509	1,547

Thrifts & Mortgage Finance — 0.0% (g)
Astoria Financial Corp.	3,563	56,935	56,865	(70)

Total Financials	7,164	147,908	149,306	1,398

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2015	JPMORGAN ALTERNATIVE FUNDS	33

JPMorgan Multi-Manager Alternatives Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS:

ADDITIONAL INFORMATION-TOTAL RETURN BASKET SWAPS

AS OF OCTOBER 31, 2015 (continued)

TOTAL RETURN BASKET SWAP POSITIONS	SHARES	NOTIONAL VALUE($) (1)	CURRENT VALUE($) (2)	VALUE($) (5)

Long Positions — continued

Common Stocks — continued
Health Care — 0.1%
Biotechnology — 0.0% (g)
Baxalta, Inc.	377	12,580	12,991	411
Health Care Equipment & Supplies — 0.0% (g)
LivaNova plc (United Kingdom) (a)	3	205	199	(6)
Health Care Providers & Services — 0.1%
Cigna Corp.	88	12,240	11,796	(444)
Health Net, Inc. (a)	625	39,350	40,162	812
Synergy Health plc (United Kingdom)	1,506	52,449	56,750	4,301

	2,219	104,039	108,708	4,669

Pharmaceuticals — 0.0% (g)
Depomed, Inc. (a)	1,052	20,577	18,410	(2,167)
Perrigo Co. plc (Ireland)	147	23,905	23,188	(717)

	1,199	44,482	41,598	(2,884)

Total Health Care	3,798	161,306	163,496	2,190

Industrials — 0.0% (g)
Machinery — 0.0% (g)
Terex Corp.	2,160	40,046	43,329	3,283
Information Technology — 0.1%
Communications Equipment — 0.0% (g)
Alcatel-Lucent (France) (a)	17,433	63,604	70,910	7,306
Pace plc (United Kingdom)	1,435	8,140	8,243	103

	18,868	71,744	79,153	7,409

Semiconductors & Semiconductor Equipment — 0.1%
Freescale Semiconductor Ltd. (a)	1,626	63,625	54,455	(9,170)
KLA-Tencor Corp.	884	57,034	59,334	2,300

	2,510	120,659	113,789	(6,870)

Technology Hardware, Storage & Peripherals — 0.0% (g)
EMC Corp.	522	14,480	13,687	(793)
SanDisk Corp.	381	29,470	29,337	(133)

	903	43,950	43,024	(926)

Total Information Technology	22,281	236,353	235,966	(387)

Materials — 0.0% (g)
Containers & Packaging — 0.0% (g)
Rexam plc (United Kingdom)	7,516	61,940	62,568	628
Utilities — 0.0% (g)
Electric Utilities — 0.0% (g)
Hawaiian Electric Industries, Inc.	718	21,303	21,009	(294)

Total Long Positions of Total Return Basket Swap	66,658	1,190,160	1,200,031	9,871

Short Positions

Common Stocks
Consumer Discretionary — 0.0% (g)
Media — 0.0% (g)
Charter Communications, Inc. (a)	118	21,928	22,531	(603)
Nexstar Broadcasting Group, Inc.	77	3,984	4,099	(115)

	195	25,912	26,630	(718)

SEE NOTES TO FINANCIAL STATEMENTS.

34	JPMORGAN ALTERNATIVE FUNDS	OCTOBER 31, 2015

TOTAL RETURN BASKET SWAP POSITIONS	SHARES	NOTIONAL VALUE($) (1)	CURRENT VALUE($) (2)	VALUE($) (5)

Short Positions — continued

Common Stocks — continued
Specialty Retail — 0.0% (g)
Staples, Inc.	1,553	19,475	20,173	(698)

Total Consumer Discretionary	1,748	45,387	46,803	(1,416)

Consumer Staples — 0.0% (g)
Food & Staples Retailing — 0.0% (g)
Koninklijke Ahold N.V. (Netherlands)	2,940	56,676	59,875	(3,199)
Food Products — 0.0% (g)
Snyder’s-Lance, Inc.	884	30,611	31,417	(806)

Total Consumer Staples	3,824	87,287	91,292	(4,005)

Energy — 0.1%
Energy Equipment & Services — 0.1%
Halliburton Co.	1,119	43,932	42,947	985
Schlumberger Ltd.	673	51,256	52,602	(1,346)

	1,792	95,188	95,549	(361)

Oil, Gas & Consumable Fuels — 0.0% (g)
Royal Dutch Shell plc (Netherlands)	1,588	44,165	41,617	2,548
Suncor Energy, Inc. (Canada)	990	27,636	29,459	(1,823)
Woodside Petroleum Ltd. (Australia)	645	14,340	13,619	721

	3,223	86,141	84,695	1,446

Total Energy	5,015	181,329	180,244	1,085

Financials — 0.1%
Banks — 0.0% (g)
BB&T Corp.	220	8,109	8,173	(64)
Insurance — 0.0% (g)
ACE Ltd. (Switzerland)	269	28,931	30,542	(1,611)
Thrifts & Mortgage Finance — 0.1%
New York Community Bancorp, Inc.	3,574	58,929	59,043	(114)

Total Financials	4,063	95,969	97,758	(1,789)

Health Care — 0.1%
Health Care Equipment & Supplies — 0.1%
STERIS Corp.	642	42,930	48,118	(5,188)
Health Care Providers & Services — 0.0% (g)
Centene Corp. (a)	388	22,376	23,078	(702)
Pharmaceuticals — 0.0% (g)
Horizon Pharma plc (a)	989	18,346	15,547	2,799
Mylan N.V. (a)	335	14,315	14,770	(455)
Shire plc (Ireland)	62	12,775	14,077	(1,302)

	1,386	45,436	44,394	1,042

Total Health Care	2,416	110,742	115,590	(4,848)

Industrials — 0.0% (g)
Machinery — 0.0% (g)
Konecranes OYJ (Finland)	1,728	43,430	46,346	(2,916)
Information Technology — 0.1%
Communications Equipment — 0.1%
ARRIS Group, Inc. (a)	591	16,879	16,702	177
Nokia OYJ (Finland)	9,491	64,631	70,657	(6,026)

	10,082	81,510	87,359	(5,849)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2015	JPMORGAN ALTERNATIVE FUNDS	35

JPMorgan Multi-Manager Alternatives Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS:

ADDITIONAL INFORMATION-TOTAL RETURN BASKET SWAPS

AS OF OCTOBER 31, 2015 (continued)

TOTAL RETURN BASKET SWAP POSITIONS	SHARES	NOTIONAL VALUE($) (1)	CURRENT VALUE($) (2)	VALUE($) (5)

Short Positions — continued

Common Stocks — continued
Internet Software & Services — 0.0% (g)
comScore, Inc. (a)	684	32,141	29,261	2,880
Semiconductors & Semiconductor Equipment — 0.0% (g)
Lam Research Corp.	438	31,455	33,546	(2,091)
NXP Semiconductors N.V. (Netherlands) (a)	566	53,255	44,346	8,909

	1,004	84,710	77,892	6,818

Technology Hardware, Storage & Peripherals — 0.0% (g)
Western Digital Corp.	7	508	468	40

Total Information Technology	11,777	198,869	194,980	3,889

Materials — 0.0% (g)
Containers & Packaging — 0.0% (g)
Ball Corp.	340	22,617	23,290	(673)
Utilities — 0.0% (g)
Electric Utilities — 0.0% (g)
NextEra Energy, Inc.	172	17,750	17,658	92

Total Short Positions of Total Return Basket Swap	31,083	803,380	813,961	(10,581)

Total of Long and Short Positions of Total Return Basket Swap	35,575	386,780	386,070	(710)

Cash and Other Receivables/(Payables) (4)				(177)

Financing Costs				(131)

Net Dividends Receivable/(Payable)				556

Net Swap Contract, at value				(462)

TOTAL RETURN BASKET SWAP POSITIONS	SHARES	NOTIONAL VALUE($) (1)	CURRENT VALUE($) (2)	VALUE($) (5)
Long Positions

Common Stocks
Consumer Discretionary — 0.3%
Auto Components — 0.0% (g)
Brembo S.p.A. (Italy)	226	9,054	9,963	909
Calsonic Kansei Corp. (Japan)	2,000	15,920	16,077	157
Cooper Tire & Rubber Co.	265	11,186	11,074	(112)
Lear Corp.	80	9,284	10,005	721
Linamar Corp. (Canada)	171	9,135	9,938	803
Magna International, Inc. (Canada)	229	11,312	12,077	765

	2,971	65,891	69,134	3,243

Automobiles — 0.0% (g)
Daimler AG (Germany)	135	10,816	11,723	907
Fuji Heavy Industries Ltd. (Japan)	300	11,129	11,754	625
Peugeot S.A. (France) (a)	611	10,172	10,767	595
Renault S.A. (France)	130	11,223	12,256	1,033

	1,176	43,340	46,500	3,160

Distributors — 0.0% (g)
Inchcape plc (United Kingdom)	984	10,991	12,128	1,137
Diversified Consumer Services — 0.0% (g)
H&R Block, Inc.	267	9,979	9,948	(31)

SEE NOTES TO FINANCIAL STATEMENTS.

36	JPMORGAN ALTERNATIVE FUNDS	OCTOBER 31, 2015

TOTAL RETURN BASKET SWAP POSITIONS	SHARES	NOTIONAL VALUE($) (1)	CURRENT VALUE($) (2)	VALUE($) (5)

Long Positions — continued

Common Stocks — continued
Hotels, Restaurants & Leisure — 0.0% (g)
Carnival Corp.	230	11,640	12,438	798
Carnival plc	181	10,065	10,093	28
Cheesecake Factory, Inc. (The)	188	9,926	9,062	(864)
Cracker Barrel Old Country Store, Inc.	78	10,995	10,722	(273)
Echo Entertainment Group Ltd. (Australia)	2,754	9,578	10,035	457
Marriott Vacations Worldwide Corp.	157	9,880	10,111	231
Wyndham Worldwide Corp.	147	10,899	11,958	1,059

	3,735	72,983	74,419	1,436

Household Durables — 0.1%
Barratt Developments plc (United Kingdom)	1,059	10,176	9,999	(177)
Bellway plc (United Kingdom)	275	10,352	11,006	654
Berkeley Group Holdings plc (United Kingdom)	211	10,501	10,793	292
Bovis Homes Group plc (United Kingdom)	724	11,014	11,440	426
Haseko Corp. (Japan)	800	9,324	8,227	(1,097)
MDC Holdings, Inc.	399	10,985	10,370	(615)
Persimmon plc (United Kingdom) (a)	330	9,935	10,144	209
PulteGroup, Inc.	567	10,830	10,393	(437)
Sekisui House Ltd. (Japan)	700	11,529	11,744	215
Taylor Wimpey plc (United Kingdom)	3,293	9,671	10,052	381

	8,358	104,317	104,168	(149)

Leisure Products — 0.0% (g)
Heiwa Corp. (Japan)	700	12,763	12,983	220
Media — 0.1%
Comcast Corp.	183	11,289	11,476	187
Fairfax Media Ltd. (Australia)	17,256	11,316	11,629	313
Interpublic Group of Cos, Inc. (The)	508	10,790	11,648	858
ProSiebenSat.1 Media SE (Germany)	213	10,655	11,522	867
Publicis Groupe S.A. (France)	152	10,491	9,872	(619)
Scholastic Corp.	268	10,905	10,953	48
Sinclair Broadcast Group, Inc.	413	12,159	12,394	235
Sky plc (United Kingdom)	595	9,853	10,053	200
Technicolor S.A. (France)	1,425	10,144	9,665	(479)

	21,013	97,602	99,212	1,610

Multiline Retail — 0.0% (g)
Big Lots, Inc.	208	9,826	9,589	(237)
Dillard’s, Inc.	120	10,890	10,738	(152)
Kohl’s Corp.	221	9,985	10,192	207
Macy’s, Inc.	192	9,688	9,788	100
Marks & Spencer Group plc (United Kingdom)	1,389	10,492	10,985	493
Target Corp.	123	9,241	9,493	252

	2,253	60,122	60,785	663

Specialty Retail — 0.1%
American Eagle Outfitters, Inc.	740	11,759	11,307	(452)
Best Buy Co., Inc.	279	9,899	9,773	(126)
Caleres, Inc.	325	10,211	9,932	(279)
Children’s Place, Inc. (The)	199	11,488	10,680	(808)
DCM Holdings Co Ltd. (Japan)	1,200	8,116	8,005	(111)
Foot Locker, Inc.	156	10,694	10,569	(125)
GameStop Corp.	241	10,587	11,103	516

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2015	JPMORGAN ALTERNATIVE FUNDS	37

JPMorgan Multi-Manager Alternatives Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS:

ADDITIONAL INFORMATION-TOTAL RETURN BASKET SWAPS

AS OF OCTOBER 31, 2015 (continued)

TOTAL RETURN BASKET SWAP POSITIONS	SHARES	NOTIONAL VALUE($) (1)	CURRENT VALUE($) (2)	VALUE($) (5)

Long Positions — continued

Common Stocks — continued
Specialty Retail — continued
Guess?, Inc.	484	10,769	10,188	(581)
JB Hi-Fi Ltd. (Australia)	812	10,399	10,400	1
Outerwall, Inc.	178	10,644	10,680	36
Penske Automotive Group, Inc.	227	11,484	11,087	(397)
WH Smith plc (United Kingdom)	383	10,062	10,067	5

	5,224	126,112	123,791	(2,321)

Total Consumer Discretionary	46,681	604,100	613,068	8,968

Consumer Staples — 0.1%
Beverages — 0.0% (g)
Coca-Cola Enterprises, Inc.	196	10,094	10,063	(31)
Dr. Pepper Snapple Group, Inc.	125	10,372	11,171	799

	321	20,466	21,234	768

Food & Staples Retailing — 0.0% (g)
Delhaize Group (Belgium)	104	9,098	9,653	555
Empire Co., Ltd. (Canada)	480	10,133	10,054	(79)
George Weston Ltd. (Canada)	129	10,872	10,864	(8)
Ingles Markets, Inc.	203	9,590	10,138	548
Kroger Co. (The)	315	11,677	11,907	230
Loblaw Cos., Ltd. (Canada)	182	9,603	9,590	(13)
Metro, Inc. (Canada)	419	11,723	11,981	258

	1,832	72,696	74,187	1,491

Food Products — 0.1%
Archer-Daniels-Midland Co.	253	11,527	11,552	25
Cal-Maine Foods, Inc.	228	12,946	12,189	(757)
Campbell Soup Co.	220	10,890	11,174	284
Ebro Foods S.A. (Spain)	528	10,324	10,021	(303)
Flowers Foods, Inc.	370	9,376	9,990	614
Fresh Del Monte Produce, Inc.	253	10,408	11,544	1,136
Hormel Foods Corp.	183	11,875	12,362	487
Ingredion, Inc.	118	10,683	11,217	534
Lancaster Colony Corp.	109	10,928	12,396	1,468
Pilgrim’s Pride Corp.	487	8,834	9,248	414
Pinnacle Foods, Inc.	229	9,803	10,094	291

	2,978	117,594	121,787	4,193

Personal Products — 0.0% (g)
USANA Health Sciences, Inc. (a)	75	9,275	9,645	370
Tobacco — 0.0% (g)
Imperial Tobacco Group plc (United Kingdom)	192	10,259	10,357	98
Japan Tobacco, Inc. (Japan)	300	10,102	10,469	367
Reynolds American, Inc.	254	11,857	12,273	416
Universal Corp.	181	9,779	9,776	(3)

	927	41,997	42,875	878

Total Consumer Staples	6,133	262,028	269,728	7,700

Energy — 0.2%
Energy Equipment & Services — 0.1%
Baker Hughes, Inc.	415	23,319	21,862	(1,457)
Frank’s International N.V. (Netherlands)	577	10,357	9,901	(456)
Hunting plc (United Kingdom)	1,576	10,793	8,742	(2,051)

SEE NOTES TO FINANCIAL STATEMENTS.

38	JPMORGAN ALTERNATIVE FUNDS	OCTOBER 31, 2015

TOTAL RETURN BASKET SWAP POSITIONS	SHARES	NOTIONAL VALUE($) (1)	CURRENT VALUE($) (2)	VALUE($) (5)

Long Positions — continued

Common Stocks — continued
Energy Equipment & Services — continued
John Wood Group plc (United Kingdom)	1,157	11,744	10,648	(1,096)
National Oilwell Varco, Inc.	291	11,541	10,953	(588)
Tecnicas Reunidas S.A. (Spain)	256	11,532	11,421	(111)
WorleyParsons Ltd. (Australia)	2,754	14,429	12,805	(1,624)

	7,026	93,715	86,332	(7,383)

Oil, Gas & Consumable Fuels — 0.1%
Alon USA Energy, Inc.	565	9,729	9,464	(265)
BP plc (United Kingdom)	2,072	12,130	12,342	212
Cameco Corp. (Canada)	696	9,783	9,858	75
Chevron Corp.	110	9,979	9,997	18
CVR Energy, Inc.	241	10,435	10,715	280
Delek US Holdings, Inc.	378	10,214	10,282	68
Enbridge Income Fund Holdings, Inc. (Canada)	407	10,007	10,004	(3)
Eni S.p.A. (Italy)	695	11,880	11,357	(523)
Green Plains, Inc.	483	10,075	9,906	(169)
HollyFrontier Corp.	224	11,249	10,969	(280)
Marathon Petroleum Corp.	199	9,970	10,308	338
Neste Oil OYJ (Finland)	381	9,137	9,297	160
Nordic American Tankers Ltd. (Norway)	775	12,106	11,842	(264)
OMV AG (Austria)	408	11,184	10,857	(327)
Phillips 66	116	9,685	10,330	645
Repsol S.A. (Spain)	781	10,007	9,855	(152)
Ship Finance International Ltd. (Norway)	614	10,653	10,493	(160)
Tesoro Corp.	106	10,972	11,335	363
TOTAL S.A. (France)	223	11,066	10,825	(241)
Valero Energy Corp.	162	10,261	10,679	418
Western Refining, Inc.	213	9,851	8,865	(986)
World Fuel Services Corp.	214	8,361	9,514	1,153

	10,063	228,734	229,094	360

Total Energy	17,089	322,449	315,426	(7,023)

Financials — 0.2%
Banks — 0.0% (g)
Bank of Queensland Ltd. (Australia)	1,229	11,361	11,455	94
Huntington Bancshares, Inc.	871	9,337	9,555	218
KBC Groep N.V. (Belgium)	158	9,461	9,626	165
Mitsubishi UFJ Financial Group, Inc. (Japan)	1,700	10,449	11,138	689
National Bank of Canada (Canada)	347	10,918	11,493	575
Resona Holdings, Inc. (Japan)	1,800	9,316	9,600	284
Royal Bank of Canada (Canada)	200	11,231	11,436	205

	6,305	72,073	74,303	2,230

Capital Markets — 0.0% (g)
3i Group plc (United Kingdom)	1,599	11,538	12,350	812
BGC Partners, Inc.	1,359	11,687	11,755	68
Investec plc (South Africa)	1,338	11,099	11,179	80
Mediobanca S.p.A. (Italy)	933	9,113	9,388	275

	5,229	43,437	44,672	1,235

Diversified Financial Services — 0.0% (g)
Voya Financial, Inc.	294	11,543	11,928	385

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2015	JPMORGAN ALTERNATIVE FUNDS	39

JPMorgan Multi-Manager Alternatives Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS:

ADDITIONAL INFORMATION-TOTAL RETURN BASKET SWAPS

AS OF OCTOBER 31, 2015 (continued)

TOTAL RETURN BASKET SWAP POSITIONS	SHARES	NOTIONAL VALUE($) (1)	CURRENT VALUE($) (2)	VALUE($) (5)

Long Positions — continued

Common Stocks — continued
Insurance — 0.2%
Ageas (Belgium)	254	10,653	11,224	571
Allianz SE (Germany)	58	9,306	10,163	857
Allied World Assurance Co. Holdings AG (Switzerland)	299	11,643	10,872	(771)
American Equity Investment Life Holding Co.	379	9,509	9,733	224
Amlin plc (United Kingdom)	1,362	13,827	13,837	10
AmTrust Financial Services, Inc.	162	10,825	11,052	227
Aspen Insurance Holdings Ltd. (Bermuda)	205	9,914	9,965	51
Assured Guaranty Ltd. (Bermuda)	455	12,813	12,485	(328)
AXA S.A. (France)	377	9,280	10,084	804
Baloise Holding AG (Switzerland)	88	9,991	10,568	577
Direct Line Insurance Group plc (United Kingdom)	1,753	10,162	10,658	496
First American Financial Corp.	271	10,986	10,333	(653)
Great-West Lifeco, Inc. (Canada)	441	11,043	11,689	646
Hannover Rueck SE (Germany)	96	9,588	11,106	1,518
Hanover Insurance Group, Inc. (The)	138	11,110	11,627	517
Hartford Financial Services Group, Inc. (The)	244	11,456	11,288	(168)
Legal & General Group plc (United Kingdom)	2,473	9,373	9,973	600
Maiden Holdings Ltd. (Bermuda)	677	9,993	10,527	534
Manulife Financial Corp. (Canada)	720	11,606	11,938	332
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Germany)	60	11,074	11,975	901
NN Group N.V. (Netherlands)	394	11,865	12,378	513
Old Mutual plc (United Kingdom)	3,585	11,431	11,733	302
Old Republic International Corp.	647	10,779	11,672	893
PartnerRe Ltd. (Bermuda)	123	17,082	17,097	15
Power Corp. of Canada (Canada)	513	11,185	11,530	345
Reinsurance Group of America, Inc.	104	9,631	9,385	(246)
SCOR SE (France)	275	9,393	10,242	849
Selective Insurance Group, Inc.	270	9,423	9,852	429
Sun Life Financial, Inc. (Canada)	329	10,933	11,096	163
Swiss Life Holding AG (Switzerland) (a)	51	11,581	12,182	601
Swiss Re AG (Switzerland)	119	10,339	11,064	725
Talanx AG (Germany)	315	9,425	10,104	679
Universal Insurance Holdings, Inc.	280	9,604	8,834	(770)
Validus Holdings Ltd. (Bermuda)	227	9,954	10,056	102

	17,744	366,777	378,322	11,545

Thrifts & Mortgage Finance — 0.0% (g)
Aareal Bank AG (Germany)	291	10,422	11,088	666

Total Financials	29,863	504,252	520,313	16,061

Health Care — 0.1%
Health Care Equipment & Supplies — 0.0% (g)
Greatbatch, Inc. (a)	206	10,712	11,011	299
Hill-Rom Holdings, Inc.	186	9,867	9,800	(67)
Stryker Corp.	105	10,363	10,040	(323)

	497	30,942	30,851	(91)

Health Care Providers & Services — 0.1%
Aetna, Inc.	85	9,534	9,756	222
Cardinal Health, Inc.	146	11,554	12,001	447
Chemed Corp.	63	8,339	9,909	1,570
Express Scripts Holding Co. (a)	110	9,309	9,502	193
Health Net, Inc. (a)	163	10,263	10,474	211

SEE NOTES TO FINANCIAL STATEMENTS.

40	JPMORGAN ALTERNATIVE FUNDS	OCTOBER 31, 2015

TOTAL RETURN BASKET SWAP POSITIONS	SHARES	NOTIONAL VALUE($) (1)	CURRENT VALUE($) (2)	VALUE($) (5)

Long Positions — continued

Common Stocks — continued
Health Care Providers & Services — continued
HealthSouth Corp.	302	11,669	10,519	(1,150)
Humana, Inc.	55	10,079	9,825	(254)
Laboratory Corp. of America Holdings (a)	80	9,230	9,819	589
McKesson Corp.	58	11,238	10,371	(867)
Medipal Holdings Corp. (Japan)	600	9,721	10,561	840
MEDNAX, Inc. (a)	137	10,967	9,654	(1,313)
Quest Diagnostics, Inc.	148	9,482	10,057	575
UnitedHealth Group, Inc.	81	9,734	9,540	(194)
Universal Health Services, Inc.	79	9,893	9,645	(248)

	2,107	141,012	141,633	621

Life Sciences Tools & Services — 0.0% (g)
Cambrex Corp. (a)	210	9,261	9,654	393
Gerresheimer AG (Germany)	157	11,622	12,253	631
Lonza Group AG (Switzerland) (a)	68	9,126	9,989	863

	435	30,009	31,896	1,887

Pharmaceuticals — 0.0% (g)
Galenica AG (Switzerland)	7	9,403	10,269	866
Ipsen S.A. (France)	172	10,010	10,860	850
Kaken Pharmaceutical Co., Ltd. (Japan)	500	36,596	34,806	(1,790)
Mitsubishi Tanabe Pharma Corp. (Japan)	600	10,170	10,223	53
Roche Holding AG (Switzerland)	44	11,367	12,041	674
Shionogi & Co., Ltd. (Japan)	300	10,607	12,408	1,801

	1,623	88,153	90,607	2,454

Total Health Care	4,662	290,116	294,987	4,871

Industrials — 0.3%
Aerospace & Defense — 0.0% (g)
Boeing Co. (The)	69	9,480	10,217	737
Huntington Ingalls Industries, Inc.	99	10,722	11,874	1,152
Meggitt plc (United Kingdom)	1,591	11,426	8,673	(2,753)
Northrop Grumman Corp.	61	10,617	11,453	836
Raytheon Co.	90	10,074	10,566	492
Thales S.A. (France)	161	10,871	11,672	801

	2,071	63,190	64,455	1,265

Air Freight & Logistics — 0.0% (g)
CTT-Correios de Portugal S.A. (Portugal)	864	9,768	9,819	51
Royal Mail plc (United Kingdom)	1,628	11,371	11,176	(195)

	2,492	21,139	20,995	(144)

Airlines — 0.1%
Alaska Air Group, Inc.	145	11,017	11,056	39
Delta Air Lines, Inc.	198	9,688	10,066	378
easyJet plc (United Kingdom)	366	9,710	9,874	164
JetBlue Airways Corp. (a)	450	10,971	11,178	207
SkyWest, Inc.	519	9,908	9,882	(26)
Southwest Airlines Co.	217	8,949	10,045	1,096
Virgin America, Inc. (a)	344	11,710	12,250	540

	2,239	71,953	74,351	2,398

Building Products — 0.0% (g)
Universal Forest Products, Inc.	135	9,608	9,805	197

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2015	JPMORGAN ALTERNATIVE FUNDS	41

JPMorgan Multi-Manager Alternatives Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS:

ADDITIONAL INFORMATION-TOTAL RETURN BASKET SWAPS

AS OF OCTOBER 31, 2015 (continued)

TOTAL RETURN BASKET SWAP POSITIONS	SHARES	NOTIONAL VALUE($) (1)	CURRENT VALUE($) (2)	VALUE($) (5)

Long Positions — continued

Common Stocks — continued
Commercial Services & Supplies — 0.0% (g)
Deluxe Corp.	196	11,897	11,672	(225)
Downer EDI Ltd. (Australia)	4,298	11,781	10,880	(901)
KAR Auction Services, Inc.	304	11,327	11,674	347
Tetra Tech, Inc.	381	10,157	10,249	92

	5,179	45,162	44,475	(687)

Construction & Engineering — 0.1%
Boskalis Westminster N.V. (Netherlands)	237	10,850	11,528	678
Carillion plc (United Kingdom)	1,925	9,154	9,066	(88)
Eiffage S.A. (France)	168	10,231	10,484	253
EMCOR Group, Inc.	229	10,500	11,056	556
Kinden Corp. (Japan)	900	11,746	11,762	16
Nippo Corp. (Japan)	1,000	17,926	17,560	(366)
Vinci S.A. (France)	168	10,684	11,340	656
WSP Global, Inc. (Canada)	326	11,861	11,349	(512)

	4,953	92,952	94,145	1,193

Electrical Equipment — 0.0% (g)
AZZ, Inc.	179	9,523	9,904	381
Fuji Electric Co., Ltd. (Japan)	3,000	12,079	13,500	1,421
Mitsubishi Electric Corp. (Japan)	1,000	10,136	10,525	389
OSRAM Licht AG (Germany)	187	9,860	11,003	1,143
Prysmian S.p.A. (Italy)	461	9,965	9,961	(4)

	4,827	51,563	54,893	3,330

Machinery — 0.1%
Barnes Group, Inc.	316	12,103	11,878	(225)
Greenbrier Cos., Inc. (The)	295	11,295	11,222	(73)
Hillenbrand, Inc.	331	9,308	9,821	513
Kawasaki Heavy Industries Ltd. (Japan)	3,000	11,664	12,157	493
KION Group AG (Germany)	251	10,427	11,319	892
Stanley Black & Decker, Inc.	93	9,182	9,856	674
Sumitomo Heavy Industries Ltd. (Japan)	3,000	13,576	13,674	98
Takeuchi Manufacturing Co., Ltd. (Japan)	600	10,622	11,456	834
Trinity Industries, Inc.	463	12,825	12,533	(292)
Wabash National Corp. (a)	909	10,235	10,881	646

	9,258	111,237	114,797	3,560

Marine — 0.0% (g)
Matson, Inc.	217	9,798	9,945	147
Professional Services — 0.0% (g)
Adecco S.A. (Switzerland) (a)	158	11,644	11,765	121
Korn/Ferry International	295	10,107	10,729	622
ManpowerGroup, Inc.	109	9,549	10,004	455
Randstad Holding N.V. (Netherlands)	161	9,035	9,619	584
USG People N.V. (Netherlands)	725	9,644	11,560	1,916

	1,448	49,979	53,677	3,698

Road & Rail — 0.0% (g)
Sankyu, Inc. (Japan)	2,000	10,493	11,353	860
Trading Companies & Distributors — 0.0% (g)
Aircastle Ltd.	431	9,585	9,766	181

SEE NOTES TO FINANCIAL STATEMENTS.

42	JPMORGAN ALTERNATIVE FUNDS	OCTOBER 31, 2015

TOTAL RETURN BASKET SWAP POSITIONS	SHARES	NOTIONAL VALUE($) (1)	CURRENT VALUE($) (2)	VALUE($) (5)

Long Positions — continued

Common Stocks — continued
Trading Companies & Distributors — continued
Finning International, Inc. (Canada)	715	11,247	11,428	181
ITOCHU Corp. (Japan)	1,000	12,230	12,630	400

	2,146	33,062	33,824	762

Total Industrials	36,965	570,136	586,715	16,579

Information Technology — 0.3%
Communications Equipment — 0.0% (g)
Brocade Communications Systems, Inc.	1,083	11,155	11,285	130
Cisco Systems, Inc.	342	9,627	9,867	240
Harris Corp.	131	10,013	10,366	353
Hitachi Kokusai Electric, Inc. (Japan)	1,000	11,951	13,922	1,971
Juniper Networks, Inc.	388	11,640	12,179	539
Pace plc (United Kingdom)	2,675	15,175	15,365	190
Plantronics, Inc.	213	11,304	11,421	117

	5,832	80,865	84,405	3,540

Electronic Equipment, Instruments & Components — 0.1%
Alps Electric Co., Ltd. (Japan)	400	11,010	12,563	1,553
Arrow Electronics, Inc. (a)	214	12,560	11,768	(792)
CDW Corp.	257	11,198	11,485	287
Corning, Inc.	527	8,880	9,802	922
Jabil Circuit, Inc.	437	10,045	10,042	(3)
Methode Electronics, Inc.	359	12,116	11,966	(150)
Oki Electric Industry Co., Ltd. (Japan)	7,000	10,967	11,892	925
Sanmina Corp. (a)	544	12,931	11,245	(1,686)
Tech Data Corp. (a)	137	9,967	9,972	5

	9,875	99,674	100,735	1,061

Internet Software & Services — 0.0% (g)
IAC/InterActiveCorp	162	11,465	10,856	(609)
j2 Global, Inc.	144	10,651	11,167	516
Monster Worldwide, Inc. (a)	1,616	10,115	10,132	17

	1,922	32,231	32,155	(76)

IT Services — 0.1%
Amdocs Ltd.	179	10,443	10,663	220
Cap Gemini S.A. (France)	114	9,757	10,158	401
CGI Group, Inc. (Canada) (a)	313	11,452	11,626	174
Computer Sciences Corp.	149	9,551	9,922	371
Convergys Corp.	375	9,435	9,626	191
CSG Systems International, Inc.	320	10,243	10,726	483
DST Systems, Inc.	82	9,239	10,016	777
NeuStar, Inc. (a)	350	9,629	9,517	(112)
Science Applications International Corp.	235	10,025	10,777	752
Total System Services, Inc.	181	8,768	9,494	726
Western Union Co. (The)	611	11,572	11,762	190

	2,909	110,114	114,287	4,173

Semiconductors & Semiconductor Equipment — 0.1%
Advanced Energy Industries, Inc. (a)	354	9,958	10,011	53
Analog Devices, Inc.	165	10,111	9,920	(191)
BE Semiconductor Industries N.V. (Netherlands)	461	8,197	9,987	1,790
Cirrus Logic, Inc. (a)	403	12,328	12,425	97

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2015	JPMORGAN ALTERNATIVE FUNDS	43

JPMorgan Multi-Manager Alternatives Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS:

ADDITIONAL INFORMATION-TOTAL RETURN BASKET SWAPS

AS OF OCTOBER 31, 2015 (continued)

TOTAL RETURN BASKET SWAP POSITIONS	SHARES	NOTIONAL VALUE($) (1)	CURRENT VALUE($) (2)	VALUE($) (5)

Long Positions — continued

Common Stocks — continued
Semiconductors & Semiconductor Equipment — continued
Integrated Device Technology, Inc. (a)	402	9,274	10,251	977
Intel Corp.	391	12,805	13,239	434
Skyworks Solutions, Inc.	135	10,833	10,427	(406)
Teradyne, Inc.	508	9,398	9,916	518
Tessera Technologies, Inc.	341	11,338	11,925	587

	3,160	94,242	98,101	3,859

Software — 0.0% (g)
Activision Blizzard, Inc.	283	9,565	9,837	272
Ebix, Inc.	418	11,065	11,591	526
Mentor Graphics Corp.	451	11,613	12,267	654
Nuance Communications, Inc. (a)	682	11,771	11,574	(197)
Oracle Corp.	307	11,528	11,924	396
Playtech plc (United Kingdom)	716	8,946	9,449	503
Progress Software Corp. (a)	369	8,808	8,959	151
Symantec Corp.	547	11,290	11,268	(22)
Synopsys, Inc. (a)	198	9,510	9,896	386

	3,971	94,096	96,765	2,669

Technology Hardware, Storage & Peripherals — 0.0% (g)
Apple, Inc.	83	9,284	9,918	634
FUJIFILM Holdings Corp. (Japan)	300	11,311	12,063	752
Hewlett-Packard Co.	384	11,047	10,353	(694)
Wincor Nixdorf AG (Germany)	227	11,601	11,653	52

	994	43,243	43,987	744

Total Information Technology	28,663	554,465	570,435	15,970

Materials — 0.1%
Chemicals — 0.0% (g)
Celanese Corp.	141	9,047	10,018	971
Daicel Corp. (Japan)	800	10,156	10,661	505
Dow Chemical Co. (The)	194	9,230	10,024	794
Eastman Chemical Co.	135	9,441	9,743	302
Innospec, Inc.	180	9,939	9,943	4
LyondellBasell Industries N.V.	107	9,994	9,941	(53)
Tosoh Corp. (Japan)	2,000	10,278	10,260	(18)
Ube Industries Ltd. (Japan)	6,000	11,483	12,679	1,196

	9,557	79,568	83,269	3,701

Construction Materials — 0.0% (g)
CSR Ltd. (Australia)	5,603	11,062	11,068	6
Containers & Packaging — 0.0% (g)
Avery Dennison Corp.	152	9,020	9,875	855
DS Smith plc (United Kingdom)	1,525	8,759	9,098	339
Smurfit Kappa Group plc (Ireland)	336	8,746	9,581	835

	2,013	26,525	28,554	2,029

Metals & Mining — 0.1%
Aurubis AG (Germany)	150	10,046	10,029	(17)
Centamin plc (United Kingdom)	9,811	9,651	9,619	(32)
Evolution Mining Ltd. (Australia)	13,793	15,740	13,819	(1,921)
Kaiser Aluminum Corp.	116	9,686	9,430	(256)
Kobe Steel Ltd. (Japan)	11,000	13,675	14,038	363

SEE NOTES TO FINANCIAL STATEMENTS.

44	JPMORGAN ALTERNATIVE FUNDS	OCTOBER 31, 2015

TOTAL RETURN BASKET SWAP POSITIONS	SHARES	NOTIONAL VALUE($) (1)	CURRENT VALUE($) (2)	VALUE($) (5)

Long Positions — continued

Common Stocks — continued
Metals & Mining — continued
Mitsubishi Materials Corp. (Japan)	3,000	10,416	10,541	125
Rio Tinto Ltd. (United Kingdom)	312	12,073	11,269	(804)
Salzgitter AG (Germany)	362	10,177	10,452	275
Sandfire Resources NL (Australia)	3,056	13,771	13,816	45
voestalpine AG (Austria)	338	12,313	12,241	(72)

	41,938	117,548	115,254	(2,294)

Paper & Forest Products — 0.0% (g)
Domtar Corp. (Canada)	300	12,075	12,372	297
International Paper Co.	268	11,296	11,441	145
Mondi plc (South Africa)	430	9,621	9,970	349
Schweitzer-Mauduit International, Inc.	251	9,593	9,744	151
UPM-Kymmene OYJ (Finland)	537	9,341	10,068	727

	1,786	51,926	53,595	1,669

Total Materials	60,897	286,629	291,740	5,111

Telecommunication Services — 0.0% (g)
Diversified Telecommunication Services — 0.0% (g)
Atlantic Tele-Network, Inc.	155	12,250	11,845	(405)
Elisa OYJ (Finland)	320	11,138	12,063	925
Manitoba Telecom Services, Inc. (Canada)	461	10,132	10,129	(3)
TELUS Corp. (Canada)	291	9,429	9,712	283
Verizon Communications, Inc.	250	11,168	11,720	552

	1,477	54,117	55,469	1,352

Wireless Telecommunication Services — 0.0% (g)
Freenet AG (Germany)	349	10,716	11,774	1,058
KDDI Corp. (Japan)	500	11,044	12,207	1,163

	849	21,760	23,981	2,221

Total Telecommunication Services	2,326	75,877	79,450	3,573

Utilities — 0.1%
Electric Utilities — 0.1%
Acciona S.A. (Spain)	145	11,372	12,200	828
American Electric Power Co., Inc.	177	10,393	10,027	(366)
EDP — Energias de Portugal S.A. (Portugal)	3,104	11,522	11,496	(26)
Entergy Corp.	171	11,813	11,655	(158)
Iberdrola S.A. (Spain)	1,432	9,734	10,231	497
Pinnacle West Capital Corp.	161	10,591	10,225	(366)
PPL Corp.	356	12,172	12,246	74
SSE plc (United Kingdom)	486	11,640	11,351	(289)

	6,032	89,237	89,431	194

Gas Utilities — 0.0% (g)
AGL Resources, Inc.	199	12,336	12,437	101
Enagas S.A. (Spain)	314	9,214	9,514	300
Snam S.p.A. (Italy)	1,871	9,338	9,691	353

	2,384	30,888	31,642	754

Multi-Utilities — 0.0% (g)
Consolidated Edison, Inc.	157	10,436	10,323	(113)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2015	JPMORGAN ALTERNATIVE FUNDS	45

JPMorgan Multi-Manager Alternatives Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS:

ADDITIONAL INFORMATION-TOTAL RETURN BASKET SWAPS

AS OF OCTOBER 31, 2015 (continued)

TOTAL RETURN BASKET SWAP POSITIONS	SHARES	NOTIONAL VALUE($) (1)	CURRENT VALUE($) (2)	VALUE($) (5)

Long Positions — continued

Common Stocks — continued
Multi-Utilities — continued
Public Service Enterprise Group, Inc.	227	9,838	9,373	(465)

	384	20,274	19,696	(578)

Total Utilities	8,800	140,399	140,769	370

Total Long Positions of Total Return Basket Swap	242,079	3,610,451	3,682,631	72,180

Short Positions

Common Stocks
Consumer Discretionary — 0.3%
Auto Components — 0.0% (g)
NGK Spark Plug Co., Ltd. (Japan)	400	9,684	9,849	(165)
Visteon Corp. (a)	88	9,447	9,598	(151)

	488	19,131	19,447	(316)

Distributors — 0.0% (g)
LKQ Corp. (a)	340	9,544	10,067	(523)
Diversified Consumer Services — 0.0% (g)
Sotheby’s	303	10,284	10,499	(215)
Hotels, Restaurants & Leisure — 0.1%
Accor S.A. (France)	193	8,861	9,601	(740)
Aramark	325	10,087	9,864	223
Autogrill S.p.A. (Italy) (a)	1,033	9,215	9,621	(406)
Chipotle Mexican Grill, Inc. (a)	15	9,650	9,604	46
Choice Hotels International, Inc.	188	9,511	9,834	(323)
ClubCorp Holdings, Inc.	472	10,096	9,648	448
Compass Group plc (United Kingdom)	599	9,808	10,333	(525)
Crown Resorts Ltd. (Australia)	1,234	10,302	10,084	218
Fiesta Restaurant Group, Inc. (a)	214	8,999	7,567	1,432
InterContinental Hotels Group plc (United Kingdom)	289	10,312	11,588	(1,276)
Merlin Entertainments plc (United Kingdom)	1,463	8,303	9,355	(1,052)
MGM Resorts International (a)	526	11,377	12,198	(821)
Oriental Land Co Ltd. (Japan)	200	11,133	12,235	(1,102)
Panera Bread Co. (a)	53	9,808	9,401	407
Resorttrust, Inc. (Japan)	300	7,820	7,757	63
Scientific Games Corp. (a)	1,030	11,762	11,423	339
Thomas Cook Group plc (United Kingdom) (a)	6,231	11,554	11,805	(251)
Whitbread plc (United Kingdom)	139	9,853	10,641	(788)
Wynn Resorts Ltd.	139	10,253	9,723	530

	14,643	188,704	192,282	(3,578)

Household Durables — 0.0% (g)
Rinnai Corp. (Japan)	100	8,046	7,981	65
Internet & Catalog Retail — 0.0% (g)
Groupon, Inc. (a)	2,552	9,417	9,468	(51)
Ocado Group plc (United Kingdom) (a)	2,051	10,695	11,914	(1,219)
Rakuten, Inc. (Japan)	800	10,949	11,187	(238)
TripAdvisor, Inc. (a)	119	9,920	9,970	(50)
Yoox Net-A-Porter Group S.p.A. (Italy) (a)	288	9,094	9,770	(676)

	5,810	50,075	52,309	(2,234)

Media — 0.1%
Atresmedia Corp de Medios de Comunicacion S.A. (Spain)	782	9,773	10,035	(262)
Charter Communications, Inc. (a)	53	9,849	10,120	(271)

SEE NOTES TO FINANCIAL STATEMENTS.

46	JPMORGAN ALTERNATIVE FUNDS	OCTOBER 31, 2015

TOTAL RETURN BASKET SWAP POSITIONS	SHARES	NOTIONAL VALUE($) (1)	CURRENT VALUE($) (2)	VALUE($) (5)

Short Positions — continued

Common Stocks — continued
Media — continued
CyberAgent, Inc. (Japan)	300	12,370	12,431	(61)
DreamWorks Animation SKG, Inc. (a)	437	9,234	8,845	389
JCDecaux S.A. (France)	280	10,765	11,408	(643)
Liberty Broadband Corp. (a)	178	9,870	9,571	299
Liberty Broadband Corp. (a)	195	10,858	10,639	219
Live Nation Entertainment, Inc. (a)	351	9,084	9,575	(491)
Loral Space & Communications, Inc. (a)	225	9,760	10,060	(300)
Numericable-SFR SAS (France) (a)	187	8,890	8,472	418
Pearson plc (United Kingdom)	584	10,700	7,756	2,944
REA Group Ltd. (Australia)	357	11,811	12,227	(416)
Regal Entertainment Group	491	9,344	9,516	(172)

	4,420	132,308	130,655	1,653

Specialty Retail — 0.1%
Barnes & Noble, Inc.	796	10,467	10,340	127
Cabela’s, Inc. (a)	247	10,754	9,675	1,079
Conn’s, Inc. (a)	403	8,894	7,645	1,249
CST Brands, Inc.	256	8,835	9,198	(363)
Dufry AG (Switzerland) (a)	85	10,365	9,949	416
Five Below, Inc. (a)	278	9,547	9,547	—
Industria de Diseno Textil S.A. (Spain)	305	10,325	11,439	(1,114)
Lumber Liquidators Holdings, Inc. (a)	428	7,208	5,915	1,293
Mattress Firm Holding Corp. (a)	233	9,737	9,919	(182)
Restoration Hardware Holdings, Inc. (a)	101	10,093	10,412	(319)
Sally Beauty Holdings, Inc. (a)	395	9,223	9,286	(63)

	3,527	105,448	103,325	2,123

Textiles, Apparel & Luxury Goods — 0.0% (g)
Cie Financiere Richemont S.A. (Switzerland)	112	9,271	9,609	(338)
Crocs, Inc. (a)	918	10,328	9,914	414
HUGO BOSS AG (Germany)	89	10,040	9,159	881
Kate Spade & Co. (a)	600	12,480	10,782	1,698
lululemon athletica, Inc. (Canada) (a)	194	10,189	9,539	650
Salvatore Ferragamo S.p.A. (Italy)	309	8,566	8,393	173

	2,222	60,874	57,396	3,478

Total Consumer Discretionary	31,853	584,414	583,961	453

Consumer Staples — 0.1%
Beverages — 0.0% (g)
Anheuser-Busch InBev N.V. (Belgium)	79	8,785	9,443	(658)
Boston Beer Co., Inc. (The) (a)	47	11,047	10,321	726
Coca-Cola Amatil Ltd. (Australia)	1,262	8,286	8,198	88
Diageo plc (United Kingdom)	374	10,575	10,831	(256)

	1,762	38,693	38,793	(100)

Food & Staples Retailing — 0.0% (g)
Cosmos Pharmaceutical Corp. (Japan)	100	12,485	12,538	(53)
PriceSmart, Inc.	117	9,671	10,060	(389)
Sprouts Farmers Market, Inc. (a)	514	11,359	10,475	884
Tesco plc (United Kingdom) (a)	3,797	11,248	10,730	518
United Natural Foods, Inc. (a)	178	9,576	8,980	596
Whole Foods Market, Inc.	255	8,581	7,640	941

	4,961	62,920	60,423	2,497

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2015	JPMORGAN ALTERNATIVE FUNDS	47

JPMorgan Multi-Manager Alternatives Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS:

ADDITIONAL INFORMATION-TOTAL RETURN BASKET SWAPS

AS OF OCTOBER 31, 2015 (continued)

TOTAL RETURN BASKET SWAP POSITIONS	SHARES	NOTIONAL VALUE($) (1)	CURRENT VALUE($) (2)	VALUE($) (5)

Short Positions — continued

Common Stocks — continued
Food Products — 0.1%
Associated British Foods plc (United Kingdom)	211	10,725	11,238	(513)
Barry Callebaut AG (Switzerland) (a)	8	9,247	9,607	(360)
Chocoladefabriken Lindt & Spruengli AG (Switzerland)	2	11,745	12,211	(466)
Darling Ingredients, Inc. (a)	942	9,849	9,533	316
Hershey Co. (The)	103	9,757	9,135	622
Kagome Co., Ltd. (Japan)	600	9,791	10,238	(447)
Kerry Group plc (Ireland)	128	9,606	10,409	(803)
Kewpie Corp. (Japan)	500	10,694	11,494	(800)
WhiteWave Foods Co. (The) (a)	202	8,743	8,278	465
Yakult Honsha Co., Ltd. (Japan)	200	9,944	10,674	(730)

	2,896	100,101	102,817	(2,716)

Household Products — 0.0% (g)
Unicharm Corp. (Japan)	500	9,313	10,752	(1,439)
Personal Products — 0.0% (g)
Beiersdorf AG (Germany)	78	7,058	7,413	(355)

Total Consumer Staples	10,197	218,085	220,198	(2,113)

Energy — 0.1%
Energy Equipment & Services — 0.0% (g)
Secure Energy Services, Inc. (Canada)	662	4,931	4,399	532
Weatherford International plc (Switzerland) (a)	944	9,497	9,667	(170)

	1,606	14,428	14,066	362

Oil, Gas & Consumable Fuels — 0.1%
Anadarko Petroleum Corp.	146	9,531	9,765	(234)
Antero Resources Corp. (a)	473	11,456	11,149	307
Cheniere Energy, Inc. (a)	206	10,135	10,201	(66)
Cobalt International Energy, Inc. (a)	1,287	10,618	9,871	747
Continental Resources, Inc. (a)	283	10,114	9,597	517
Gulfport Energy Corp. (a)	286	10,170	8,715	1,455
Matador Resources Co. (a)	369	10,100	9,487	613
MEG Energy Corp. (Canada) (a)	1,150	10,563	9,569	994
Memorial Resource Development Corp. (a)	512	9,610	9,057	553
Paramount Resources Ltd. (Canada) (a)	1,188	14,379	12,020	2,359
Parsley Energy, Inc. (a)	614	10,954	10,886	68
Premier Oil plc (United Kingdom) (a)	7,951	8,460	8,396	64
Range Resources Corp.	323	9,586	9,832	(246)
Rice Energy, Inc. (a)	590	10,242	9,003	1,239
RSP Permian, Inc. (a)	358	9,970	9,816	154
Seven Generations Energy Ltd. (Canada) (a)	910	9,783	9,694	89
Southwestern Energy Co. (a)	692	9,176	7,640	1,536
Tourmaline Oil Corp. (Canada) (a)	351	8,783	7,304	1,479
WPX Energy, Inc. (a)	1,394	9,389	9,563	(174)

	19,083	193,019	181,565	11,454

Total Energy	20,689	207,447	195,631	11,816

Financials — 0.2%
Banks — 0.1%
Banca Carige S.p.A. (Italy) (a)	6,109	10,654	11,151	(497)
Banca Monte dei Paschi di Siena S.p.A. (Italy) (a)	4,911	8,892	9,029	(137)
Banco Comercial Portugues S.A. (Portugal)	203,906	12,953	11,727	1,226
Bankia S.A. (Spain)	6,870	9,086	8,854	232

SEE NOTES TO FINANCIAL STATEMENTS.

48	JPMORGAN ALTERNATIVE FUNDS	OCTOBER 31, 2015

TOTAL RETURN BASKET SWAP POSITIONS	SHARES	NOTIONAL VALUE($) (1)	CURRENT VALUE($) (2)	VALUE($) (5)

Short Positions — continued

Common Stocks — continued
Banks — continued
Commonwealth Bank of Australia (Australia)	188	10,104	10,287	(183)
Hilltop Holdings, Inc. (a)	544	10,739	11,408	(669)
Royal Bank of Scotland Group plc (United Kingdom) (a)	1,731	8,707	8,475	232

	224,259	71,135	70,931	204

Capital Markets — 0.0% (g)
Affiliated Managers Group, Inc. (a)	53	9,513	9,554	(41)
Charles Schwab Corp. (The)	305	8,723	9,309	(586)
TD Ameritrade Holding Corp.	249	7,893	8,583	(690)
Virtus Investment Partners, Inc.	78	8,218	9,129	(911)

	685	34,347	36,575	(2,228)

Consumer Finance — 0.0% (g)
First Cash Financial Services, Inc. (a)	268	11,553	10,224	1,329
LendingClub Corp. (a)	749	11,198	10,621	577

	1,017	22,751	20,845	1,906

Diversified Financial Services — 0.0% (g)
Element Financial Corp. (Canada) (a)	643	9,258	8,315	943
Eurazeo S.A. (France)	157	10,235	11,063	(828)
Leucadia National Corp.	396	8,055	7,924	131
London Stock Exchange Group plc (United Kingdom)	281	10,724	11,025	(301)
McGraw Hill Financial, Inc.	110	10,241	10,191	50
Moody’s Corp.	96	9,343	9,231	112
Onex Corp. (Canada)	164	9,442	9,943	(501)

	1,847	67,298	67,692	(394)

Insurance — 0.0% (g)
Brown & Brown, Inc.	284	8,864	9,165	(301)
Insurance Australia Group Ltd. (Australia)	2,455	9,379	9,821	(442)
Standard Life plc (United Kingdom)	1,696	10,688	11,005	(317)

	4,435	28,931	29,991	(1,060)

Real Estate Management & Development — 0.1%
Aeon Mall Co., Ltd. (Japan)	600	9,562	10,109	(547)
Alexander & Baldwin, Inc.	306	11,371	11,548	(177)
Capital & Counties Properties plc (United Kingdom)	1,424	9,128	9,758	(630)
Forest City Enterprises, Inc. (a)	408	8,964	9,017	(53)
Howard Hughes Corp. (The) (a)	87	10,849	10,751	98
Hulic Co., Ltd. (Japan)	1,100	10,150	10,356	(206)
IMMOFINANZ AG (Austria) (a)	4,162	10,578	10,673	(95)
Kennedy-Wilson Holdings, Inc.	369	8,848	9,048	(200)
Mitsubishi Estate Co., Ltd. (Japan)	1,000	21,169	21,604	(435)
Mitsui Fudosan Co., Ltd. (Japan)	1,000	27,711	27,430	281
NTT Urban Development Corp. (Japan)	900	8,854	9,002	(148)
Realogy Holdings Corp. (a)	261	9,960	10,205	(245)
Sumitomo Realty & Development Co., Ltd. (Japan)	1,000	32,988	33,181	(193)
Tokyo Tatemono Co., Ltd. (Japan)	800	10,193	10,004	189
Tokyu Fudosan Holdings Corp. (Japan)	1,300	8,908	9,211	(303)
Vonovia SE (Germany)	307	9,253	10,243	(990)

	15,024	208,486	212,140	(3,654)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2015	JPMORGAN ALTERNATIVE FUNDS	49

JPMorgan Multi-Manager Alternatives Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS:

ADDITIONAL INFORMATION-TOTAL RETURN BASKET SWAPS

AS OF OCTOBER 31, 2015 (continued)

TOTAL RETURN BASKET SWAP POSITIONS	SHARES	NOTIONAL VALUE($) (1)	CURRENT VALUE($) (2)	VALUE($) (5)

Short Positions — continued

Common Stocks — continued
Thrifts & Mortgage Finance — 0.0% (g)
Beneficial Bancorp, Inc. (a)	807	11,161	11,193	(32)
PHH Corp. (a)	645	9,946	9,482	464

	1,452	21,107	20,675	432

Total Financials	248,719	454,055	458,849	(4,794)

Health Care — 0.1%
Health Care Equipment & Supplies — 0.1%
Cochlear Ltd. (Australia)	167	10,050	10,593	(543)
Endologix, Inc. (a)	1,064	12,465	9,086	3,379
IDEXX Laboratories, Inc. (a)	138	9,428	9,470	(42)
Insulet Corp. (a)	381	11,575	11,392	183
Neogen Corp. (a)	217	10,566	11,729	(1,163)
NxStage Medical, Inc. (a)	691	10,800	11,547	(747)
Olympus Corp. (Japan)	300	9,419	10,205	(786)
Wright Medical Group N.V. (Netherlands) (a)	376	7,885	7,268	617

	3,334	82,188	81,290	898

Health Care Providers & Services — 0.0% (g)
Brookdale Senior Living, Inc. (a)	440	10,353	9,200	1,153
Centene Corp. (a)	101	5,825	6,008	(183)
ExamWorks Group, Inc. (a)	362	10,306	10,223	83
Healthscope Ltd. (Australia)	5,664	10,623	10,905	(282)
Tenet Healthcare Corp. (a)	263	9,205	8,250	955

	6,830	46,312	44,586	1,726

Health Care Technology — 0.0% (g)
athenahealth, Inc. (a)	59	8,346	8,995	(649)
M3, Inc. (Japan)	500	9,893	9,766	127
Medidata Solutions, Inc. (a)	236	9,397	10,148	(751)

	795	27,636	28,909	(1,273)

Life Sciences Tools & Services — 0.0% (g)
MorphoSys AG (Germany) (a)	125	7,751	7,735	16
Pharmaceuticals — 0.0% (g)
Akorn, Inc. (a)	334	9,719	8,931	788
BTG plc (United Kingdom) (a)	1,064	9,370	9,054	316
Nektar Therapeutics (a)	856	9,296	10,161	(865)
Pacira Pharmaceuticals, Inc. (a)	179	6,944	8,941	(1,997)
Relypsa, Inc. (a)	437	8,522	6,988	1,534

	2,870	43,851	44,075	(224)

Total Health Care	13,954	207,738	206,595	1,143

Industrials — 0.3%
Aerospace & Defense — 0.1%
B/E Aerospace, Inc.	226	10,170	10,611	(441)
Bombardier, Inc. (Canada)	8,307	10,670	9,021	1,649
BWX Technologies, Inc.	367	10,222	10,386	(164)
Dassault Aviation S.A. (France)	8	9,235	9,264	(29)
DigitalGlobe, Inc. (a)	542	11,382	8,092	3,290
Finmeccanica S.p.A. (Italy) (a)	759	9,943	9,932	11
Rolls-Royce Holdings plc (United Kingdom) (a)	230,168	10,013	10,008	5
Zodiac Aerospace (France)	450	11,083	11,381	(298)

	240,827	82,718	78,695	4,023

SEE NOTES TO FINANCIAL STATEMENTS.

50	JPMORGAN ALTERNATIVE FUNDS	OCTOBER 31, 2015

TOTAL RETURN BASKET SWAP POSITIONS	SHARES	NOTIONAL VALUE($) (1)	CURRENT VALUE($) (2)	VALUE($) (5)

Short Positions — continued

Common Stocks — continued
Air Freight & Logistics — 0.0% (g)
Hub Group, Inc. (a)	224	8,841	8,956	(115)
PostNL N.V. (Netherlands) (a)	2,666	9,813	11,011	(1,198)
Yamato Holdings Co., Ltd. (Japan)	500	10,440	9,905	535

	3,390	29,094	29,872	(778)

Airlines — 0.0% (g)
Deutsche Lufthansa AG (Germany) (a)	708	10,526	10,456	70
Spirit Airlines, Inc. (a)	207	10,363	7,684	2,679

	915	20,889	18,140	2,749

Building Products — 0.0% (g)
Armstrong World Industries, Inc. (a)	170	8,699	8,435	264
Geberit AG (Switzerland)	30	9,547	9,691	(144)
Masonite International Corp. (a)	138	8,393	8,262	131
Nippon Sheet Glass Co., Ltd. (Japan) (a)	10,000	9,280	8,702	578
USG Corp. (a)	339	8,821	7,990	831

	10,677	44,740	43,080	1,660

Commercial Services & Supplies — 0.0% (g)
AA plc (United Kingdom)	2,006	8,418	8,563	(145)
Brambles Ltd. (Australia)	1,468	10,530	10,866	(336)
Clean Harbors, Inc. (a)	221	9,969	10,274	(305)
Covanta Holding Corp.	555	9,735	9,302	433
Edenred (France)	495	8,801	9,104	(303)
Serco Group plc (United Kingdom) (a)	5,731	8,975	8,278	697
Stericycle, Inc. (a)	70	10,396	8,496	1,900

	10,546	66,824	64,883	1,941

Construction & Engineering — 0.0% (g)
OCI N.V. (Netherlands) (a)	387	10,137	10,948	(811)
Electrical Equipment — 0.0% (g)
Franklin Electric Co., Inc.	287	7,804	9,459	(1,655)
Sensata Technologies Holding N.V. (Netherlands) (a)	217	9,962	10,436	(474)

	504	17,766	19,895	(2,129)

Machinery — 0.1%
Colfax Corp. (a)	332	9,167	8,951	216
EnPro Industries, Inc.	233	10,823	11,443	(620)
Harsco Corp.	954	9,530	10,236	(706)
IMI plc (United Kingdom)	672	10,333	9,873	460
KUKA AG (Germany)	119	8,527	10,062	(1,535)
Manitowoc Co., Inc. (The)	684	10,308	10,465	(157)
Navistar International Corp. (a)	624	9,123	7,675	1,448
Proto Labs, Inc. (a)	137	8,868	8,883	(15)
Rotork plc (United Kingdom)	3,257	9,099	9,409	(310)
Sulzer AG (Switzerland)	98	9,775	9,904	(129)
Weir Group plc (The) (United Kingdom)	476	9,114	7,830	1,284

	7,586	104,667	104,731	(64)

Professional Services — 0.0% (g)
Advisory Board Co. (The) (a)	182	8,166	7,977	189
Bureau Veritas S.A. (France)	396	8,692	8,958	(266)
SEEK Ltd. (Australia)	1,189	10,893	10,878	15

	1,767	27,751	27,813	(62)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2015	JPMORGAN ALTERNATIVE FUNDS	51

JPMorgan Multi-Manager Alternatives Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS:

ADDITIONAL INFORMATION-TOTAL RETURN BASKET SWAPS

AS OF OCTOBER 31, 2015 (continued)

TOTAL RETURN BASKET SWAP POSITIONS	SHARES	NOTIONAL VALUE($) (1)	CURRENT VALUE($) (2)	VALUE($) (5)

Short Positions — continued

Common Stocks — continued
Road & Rail — 0.1%
Avis Budget Group, Inc. (a)	194	9,735	9,688	47
Heartland Express, Inc.	507	9,540	9,547	(7)
Hertz Global Holdings, Inc. (a)	611	11,902	11,915	(13)
Kansas City Southern	109	10,682	9,021	1,661
Keikyu Corp. (Japan)	1,000	8,038	8,279	(241)
Keio Corp. (Japan)	1,000	7,590	8,196	(606)
Kintetsu Group Holdings Co., Ltd. (Japan)	3,000	11,237	11,660	(423)
Knight Transportation, Inc.	382	9,727	9,710	17
Odakyu Electric Railway Co., Ltd. (Japan)	1,000	9,397	9,845	(448)
Tobu Railway Co., Ltd. (Japan)	2,000	9,046	9,729	(683)

	9,803	96,894	97,590	(696)

Trading Companies & Distributors — 0.0% (g)
Bunzl plc (United Kingdom)	345	9,803	9,887	(84)
Kloeckner & Co. SE (Germany)	1,198	10,615	10,685	(70)
MRC Global, Inc. (a)	937	11,956	11,151	805

	2,480	32,374	31,723	651

Transportation Infrastructure — 0.0% (g)
Abertis Infraestructuras S.A. (Spain)	512	8,608	8,507	101
Groupe Eurotunnel SE (France)	726	9,483	10,175	(692)
Mitsubishi Logistics Corp. (Japan)	1,000	13,057	14,469	(1,412)
Qube Holdings Ltd. (Australia)	7,087	10,862	11,573	(711)

	9,325	42,010	44,724	(2,714)

Total Industrials	298,207	575,864	572,094	3,770

Information Technology — 0.2%
Communications Equipment — 0.0% (g)
Palo Alto Networks, Inc. (a)	47	8,021	7,567	454
Ruckus Wireless, Inc. (a)	847	10,791	9,554	1,237
ViaSat, Inc. (a)	154	10,364	10,158	206
Viavi Solutions, Inc. (a)	1,826	10,846	10,865	(19)

	2,874	40,022	38,144	1,878

Electronic Equipment, Instruments & Components — 0.0% (g)
FARO Technologies, Inc. (a)	286	10,453	9,664	789
Japan Display, Inc. (Japan)	3,200	9,788	10,130	(342)

	3,486	20,241	19,794	447

Internet Software & Services — 0.1%
carsales.com Ltd. (Australia)	1,190	8,384	8,316	68
Cornerstone OnDemand, Inc. (a)	285	10,326	8,978	1,348
CoStar Group, Inc. (a)	60	11,130	12,184	(1,054)
Demandware, Inc. (a)	152	8,577	8,619	(42)
Envestnet, Inc. (a)	349	10,641	10,421	220
GrubHub, Inc. (a)	389	9,211	9,328	(117)
Hortonworks, Inc. (a)	367	7,905	7,142	763
Kakaku.com, Inc. (Japan)	400	6,839	7,538	(699)
LinkedIn Corp. (a)	45	8,890	10,839	(1,949)
Marketo, Inc. (a)	328	10,771	9,653	1,118
Pandora Media, Inc. (a)	792	13,301	9,116	4,185
Rackspace Hosting, Inc. (a)	372	9,635	9,616	19
Twitter, Inc. (a)	328	9,745	9,335	410

SEE NOTES TO FINANCIAL STATEMENTS.

52	JPMORGAN ALTERNATIVE FUNDS	OCTOBER 31, 2015

TOTAL RETURN BASKET SWAP POSITIONS	SHARES	NOTIONAL VALUE($) (1)	CURRENT VALUE($) (2)	VALUE($) (5)

Short Positions — continued

Common Stocks — continued
Internet Software & Services — continued
Yelp, Inc. (a)	449	10,152	9,990	162

	5,506	135,507	131,075	4,432

IT Services — 0.0% (g)
Acxiom Corp. (a)	483	10,491	10,684	(193)
InterXion Holding N.V. (Netherlands) (a)	344	9,532	10,107	(575)
Unisys Corp. (a)	791	10,639	10,599	40

	1,618	30,662	31,390	(728)

Semiconductors & Semiconductor Equipment — 0.0% (g)
Advanced Micro Devices, Inc. (a)	4,106	8,089	8,705	(616)
Amkor Technology, Inc. (a)	1,526	8,149	9,492	(1,343)
ASML Holding N.V. (Netherlands)	96	8,199	8,932	(733)
Cavium, Inc. (a)	144	10,110	10,217	(107)
Cree, Inc. (a)	412	10,300	10,378	(78)
M/A-COM Technology Solutions Holdings, Inc. (a)	305	10,451	10,291	160
Sanken Electric Co., Ltd. (Japan)	3,000	11,169	10,516	653
SunEdison, Inc. (a)	1,162	10,806	8,482	2,324

	10,751	77,273	77,013	260

Software — 0.1%
Adobe Systems, Inc. (a)	117	10,076	10,373	(297)
Autodesk, Inc. (a)	193	10,067	10,652	(585)
Barracuda Networks, Inc. (a)	397	7,607	7,614	(7)
Callidus Software, Inc. (a)	524	9,243	9,102	141
CommVault Systems, Inc. (a)	236	8,442	9,563	(1,121)
FireEye, Inc. (a)	311	9,305	8,133	1,172
Fortinet, Inc. (a)	247	10,680	8,487	2,193
Guidewire Software, Inc. (a)	193	10,578	11,238	(660)
Imperva, Inc. (a)	169	10,476	11,935	(1,459)
Infoblox, Inc. (a)	611	9,856	9,965	(109)
MicroStrategy, Inc. (a)	55	9,443	9,464	(21)
NetSuite, Inc. (a)	100	8,902	8,507	395
Proofpoint, Inc. (a)	174	10,289	12,257	(1,968)
Qlik Technologies, Inc. (a)	263	9,657	8,250	1,407
ServiceNow, Inc. (a)	126	9,531	10,288	(757)
Splunk, Inc. (a)	181	10,174	10,165	9
Tableau Software, Inc. (a)	115	9,611	9,655	(44)
TiVo, Inc. (a)	1,043	9,454	9,470	(16)
Workday, Inc. (a)	146	11,284	11,530	(246)
Zendesk, Inc. (a)	466	9,185	9,376	(191)

	5,667	193,860	196,024	(2,164)

Technology Hardware, Storage & Peripherals — 0.0% (g)
Nimble Storage, Inc. (a)	354	8,379	8,000	379
Stratasys Ltd. (a)	306	9,486	7,803	1,683

	660	17,865	15,803	2,062

Total Information Technology	30,562	515,430	509,243	6,187

Materials — 0.1%
Chemicals — 0.0% (g)
Axalta Coating Systems Ltd. (a)	400	11,444	11,052	392
Johnson Matthey plc (United Kingdom)	210	8,080	8,369	(289)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2015	JPMORGAN ALTERNATIVE FUNDS	53

JPMorgan Multi-Manager Alternatives Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS:

ADDITIONAL INFORMATION-TOTAL RETURN BASKET SWAPS

AS OF OCTOBER 31, 2015 (continued)

TOTAL RETURN BASKET SWAP POSITIONS	SHARES	NOTIONAL VALUE($) (1)	CURRENT VALUE($) (2)	VALUE($) (5)

Short Positions — continued

Common Stocks — continued
Chemicals — continued
Linde AG (Germany)	56	9,631	9,714	(83)
Nippon Paint Holdings Co., Ltd. (Japan)	600	12,195	12,813	(618)
Platform Specialty Products Corp. (a)	767	9,657	8,008	1,649
WR Grace & Co. (a)	98	9,689	9,829	(140)

	2,131	60,696	59,785	911

Construction Materials — 0.0% (g)
Summit Materials, Inc. (a)	515	10,753	10,846	(93)
Containers & Packaging — 0.0% (g)
Toyo Seikan Group Holdings Ltd. (Japan)	400	7,007	7,796	(789)
Metals & Mining — 0.1%
Agnico Eagle Mines Ltd. (Canada)	337	9,978	9,525	453
Allegheny Technologies, Inc.	603	10,969	8,864	2,105
Alumina Ltd. (Australia)	10,938	9,600	8,463	1,137
Antofagasta plc (Chile)	1,046	9,455	8,490	965
Barrick Gold Corp. (Canada)	1,361	10,903	10,460	443
BHP Billiton Ltd. (Australia)	649	11,630	10,654	976
Constellium N.V. (Netherlands)	1,200	4,504	4,524	(20)
Eldorado Gold Corp. (Canada)	3,017	12,111	10,544	1,567
Franco-Nevada Corp. (Canada)	184	9,400	9,332	68
Fresnillo plc (Mexico)	852	9,992	9,588	404
Goldcorp, Inc. (Canada)	791	12,137	10,120	2,017
Hecla Mining Co.	4,610	12,124	9,543	2,581
Newcrest Mining Ltd. (Australia) (a)	1,309	14,336	11,491	2,845
Outokumpu OYJ (Finland) (a)	2,657	8,450	9,046	(596)
Pacific Metals Co., Ltd. (Japan)	4,000	9,976	10,773	(797)
Randgold Resources Ltd. (United Kingdom)	168	11,640	11,313	327
Silver Wheaton Corp. (Canada)	739	10,795	10,043	752
Stillwater Mining Co. (a)	1,011	11,354	9,443	1,911
SunCoke Energy, Inc.	1,971	11,154	9,776	1,378
ThyssenKrupp AG (Germany)	471	9,043	9,502	(459)
Yamana Gold, Inc. (Canada)	4,898	12,245	10,713	1,532

	42,812	221,796	202,207	19,589

Total Materials	45,858	300,252	280,634	19,618

Telecommunication Services — 0.0% (g)
Diversified Telecommunication Services — 0.0% (g)
Cogent Communications Holdings, Inc.	304	9,032	9,339	(307)
Iliad S.A. (France)	39	7,592	8,206	(614)
Sunrise Communications Group AG (Switzerland) (a)	170	8,600	9,287	(687)

	513	25,224	26,832	(1,608)

Wireless Telecommunication Services — 0.0% (g)
SBA Communications Corp. (a)	81	8,971	9,641	(670)
SoftBank Corp. (Japan)	200	10,420	11,265	(845)
Sprint Corp. (a)	2,008	8,574	9,498	(924)

	2,289	27,965	30,404	(2,439)

Total Telecommunication Services	2,802	53,189	57,236	(4,047)

Utilities — 0.1%
Electric Utilities — 0.0% (g)
Edison International	161	9,761	9,743	18

SEE NOTES TO FINANCIAL STATEMENTS.

54	JPMORGAN ALTERNATIVE FUNDS	OCTOBER 31, 2015

TOTAL RETURN BASKET SWAP POSITIONS	SHARES	NOTIONAL VALUE($) (1)	CURRENT VALUE($) (2)	VALUE($) (5)

Short Positions — continued

Common Stocks — continued
Electric Utilities — continued
ITC Holdings Corp.	268	9,066	8,769	297
Kyushu Electric Power Co., Inc. (Japan)	900	10,468	10,949	(481)

	1,329	29,295	29,461	(166)

Gas Utilities — 0.0% (g)
National Fuel Gas Co.	199	11,050	10,454	596
South Jersey Industries, Inc.	420	11,080	11,134	(54)

	619	22,130	21,588	542

Independent Power & Renewable Electricity Producers — 0.0% (g)
Drax Group plc (United Kingdom)	2,738	12,024	11,000	1,024
Enel Green Power S.p.A. (Italy)	4,773	9,281	10,103	(822)
TerraForm Power, Inc.	659	12,521	12,027	494

	8,170	33,826	33,130	696

Multi-Utilities — 0.1%
Canadian Utilities Ltd. (Canada)	416	11,595	10,944	651
Centrica plc (United Kingdom)	2,902	10,690	10,115	575
Dominion Resources, Inc.	151	10,993	10,786	207
Sempra Energy	100	10,071	10,241	(170)

	3,569	43,349	42,086	1,263

Water Utilities — 0.0% (g)
Pennon Group plc (United Kingdom)	702	8,835	8,777	58

Total Utilities	14,389	137,435	135,042	2,393

Total Short Positions of Total Return Basket Swap	717,230	3,253,909	3,219,483	34,426

Total of Long and Short Positions of Total Return Basket Swap	475,151	356,542	463,148	106,606

Cash and Other Receivables/(Payables) (4)				11,015

Financing Costs				(331)

Net Dividends Receivable/(Payable)				5,823

Net Swap Contract, at value				123,113

NOTES TO ADDITIONAL INFORMATION – TOTAL RETURN BASKET SWAPS:

(1)	— Notional value represents the market value (including any fees or commissions) of the long and short positions as of the reset date.
(2)	— Current value represents market value as of October 31, 2015, of these positions based on the securities’ last sale or closing price on the principal exchange on which the securities are traded.
(3)	— Amount represents receivable/(payable) with the counterparty. Fair value was zero at October 31, 2015, as the swap resets on that day.
(4)

—  Cash and other receivables/(payables) includes the gains (or losses) realized when the swap resets. For swaps that reset at the reporting period end date, these receivables/(payables) are awaiting settlement with the counterparty and are reflected on the Consolidated Statement of Operations as Net realized gain (loss) on transactions from swaps.

(5)	— Value represents the unrealized gain (loss) of the positions.
(a)	— Non-income producing security.
(g)	— Amount rounds to less than 0.1%.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2015	JPMORGAN ALTERNATIVE FUNDS	55

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2015

Multi-Manager Alternatives Fund
ASSETS:
Investments in non-affiliates, at value	$156,071,376
Investments in affiliates, at value	26,374,724

Total investment securities, at value	182,446,100
Restricted cash	3,140,901
Cash	32,829,054
Foreign currency, at value	1,279,959
Deposits at broker	79,158,605
Receivables:
Investment securities sold	6,285,598
Fund shares sold	430,955
Interest and dividends from non-affiliates	318,556
Dividends from affiliates	1,728
Tax reclaims	2,603
Variation margin on futures contracts	1,416,263
Unrealized appreciation on forward foreign currency exchange contracts	303,973
Variation margin on Centrally Cleared Swaps	25,431
Outstanding swap contracts, at value	242,751
Due from counterparty for swap contract	386,814
Deferred offering costs	4,112

Total Assets	308,273,403

LIABILITIES:
Foreign currency, due to broker, at value	1,080,714
Due to custodian	119,920
Payables:
Securities sold short, at value	85,018,852
Dividend expense to non-affiliates on securities sold short	44,267
Investment securities purchased	7,568,478
Interest expense to non-affiliates on securities sold short	47,496
Fund shares redeemed	173,741
Unrealized depreciation on forward foreign currency exchange contracts	458,886
Outstanding options written, at fair value	186,663
Outstanding swap contracts, at value	462
Accrued liabilities:
Investment advisory fees	41,449
Administration fees	1,512
Distribution fees	12,375
Shareholder servicing fees	38,250
Custodian and accounting fees	132,174
Trustees’ and Chief Compliance Officer’s fees	20,202
Other	109,208

Total Liabilities	95,054,649

Net Assets	$213,218,754

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

56	JPMORGAN ALTERNATIVE FUNDS	OCTOBER 31, 2015

Multi-Manager Alternatives Fund
NET ASSETS:
Paid-in-Capital	$211,352,920
Accumulated net investment loss	(493,456)
Accumulated net realized gains (losses)	(2,401,107)
Net unrealized appreciation (depreciation)	4,760,397

Total Net Assets	$213,218,754

Net Assets:
Class A	$57,491,369
Class C	831,392
Class R5	510,243
Class R6	18,337,002
Select Class	136,048,748

Total	$213,218,754

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	3,773,563
Class C	54,825
Class R5	33,333
Class R6	1,197,341
Select Class	8,905,637

Net Asset Value (a):
Class A — Offering and redemption price per share	$15.23
Class C — Offering and redemption price per share (b)	15.16
Class R5 — Offering and redemption price per share	15.31
Class R6 — Offering and redemption price per share	15.31
Select Class — Offering and redemption price per share	15.27
Class A maximum sales charge	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$16.07

Cost of investments in non-affiliates	$151,386,149
Cost of investments in affiliates	26,374,724
Cost of foreign currency	1,254,114
Proceeds of foreign currency, due to broker	1,080,714
Proceeds from securities sold short	84,785,139
Premiums paid on swaps	79,531
Premiums received on swaps	18,630
Premiums received from options written	304,762

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2015	JPMORGAN ALTERNATIVE FUNDS	57

CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE PERIOD ENDED OCTOBER 31, 2015

Multi-Manager Alternatives Fund (a)
INVESTMENT INCOME:
Interest income from non-affiliates	$437,939
Dividend income from non-affiliates	990,952
Dividend income from affiliates	9,593
Foreign taxes withheld	(5,515)

Total investment income	1,432,969

EXPENSES:
Investment advisory fees	2,366,183
Administration fees	113,213
Distribution fees:
Class A	19,258
Class C	4,443
Shareholder servicing fees:
Class A	19,258
Class C	1,481
Class R5	254
Select Class	271,415
Custodian and accounting fees	471,639
Interest expense to non-affiliates	2,807
Interest expense to affiliates	1,752
Professional fees	224,891
Trustees’ and Chief Compliance Officer’s fees	41,593
Printing and mailing costs	53,872
Registration and filing fees	19,107
Transfer agent fees	5,773
Offering costs	496,287
Other	58,287
Dividend expense to non-affiliates on securities sold short	796,706
Interest expense to non-affiliates on securities sold short	248,167

Total expenses	5,216,386

Less fees waived	(1,646,071)
Less earnings credits	(1,671)
Less expense reimbursements	(657)

Net expenses	3,567,987

Net investment income (loss)	(2,135,018)

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(3,009,095)
Futures	910,425
Securities sold short	131,271
Foreign currency transactions	473,928
Options written	407,736
Swaps	317,005

Net realized gain (loss)	(768,730)

Distributions of capital gains received from investment company non-affiliates	2,084
Distributions of capital gains received from investment company affiliates	4

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	4,685,227
Futures	168,696
Foreign currency translations	(128,750)
Options written	118,099
Securities sold short	(233,713)
Swaps	150,838

Change in net unrealized appreciation/depreciation	4,760,397

Net realized/unrealized gains (losses)	3,993,755

Change in net assets resulting from operations	$1,858,737

(a)	Commencement of investment operations was November 3, 2014.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

58	JPMORGAN ALTERNATIVE FUNDS	OCTOBER 31, 2015

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

FOR THE PERIOD INDICATED

Multi-Manager Alternatives Fund
Period Ended October 31, 2015 (a)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(2,135,018)
Net realized gain (loss)	(768,730)
Distributions of capital gains received from investment company non-affiliates	2,084
Distributions of capital gains received from investment company affiliates	4
Change in net unrealized appreciation/depreciation	4,760,397

Change in net assets resulting from operations	1,858,737

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	210,860,017

NET ASSETS:
Change in net assets	212,718,754
Beginning of period (See Note 1)	500,000

End of period	$213,218,754

Accumulated net investment loss	$(493,456)

(a)	Commencement of investment operations was November 3, 2014.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2015	JPMORGAN ALTERNATIVE FUNDS	59

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

FOR THE PERIOD INDICATED (continued)

Multi-Manager Alternatives Fund
Period Ended October 31, 2015 (a)
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$59,078,017
Cost of shares redeemed	(1,701,708)

Change in net assets resulting from Class A capital transactions	$57,376,309

Class C
Proceeds from shares issued	$808,190

Change in net assets resulting from Class C capital transactions	$808,190

Class R5
Proceeds from shares issued	$480,030

Change in net assets resulting from Class R5 capital transactions	$480,030

Class R6
Proceeds from shares issued	$19,650,633
Cost of shares redeemed	(1,369,884)

Change in net assets resulting from Class R6 capital transactions	$18,280,749

Select Class
Proceeds from shares issued	$135,717,283
Cost of shares redeemed	(1,802,544)

Change in net assets resulting from Select Class capital transactions	$133,914,739

Total change in net assets resulting from capital transactions	$210,860,017

SHARE TRANSACTIONS:
Class A
Issued	3,884,521
Redeemed	(112,291)

Change in Class A Shares	3,772,230

Class C
Issued	53,492

Change in Class C Shares	53,492

Class R5
Issued	32,000

Change in Class R5 Shares	32,000

Class R6
Issued	1,285,823
Redeemed	(89,815)

Change in Class R6 Shares	1,196,008

Select Class
Issued	8,995,583
Redeemed	(117,946)

Change in Select Class Shares	8,877,637

(a)	Commencement of investment operations was November 3, 2014.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

60	JPMORGAN ALTERNATIVE FUNDS	OCTOBER 31, 2015

THIS PAGE IS INTENTIONALLY LEFT BLANK

OCTOBER 31, 2015	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	61

CONSOLIDATED FINANCIAL HIGHLIGHTS

FOR THE PERIOD INDICATED

		Per share operating performance
		Investment operations
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations
Multi-Manager Alternatives Fund
Class A
November 3, 2014 (i) through October 31, 2015	$15.00	$(0.11	)(j)(k)	$0.34	$0.23

Class C
November 3, 2014 (i) through October 31, 2015	15.00	(0.39	)(j)(k)	0.55	0.16

Class R5
November 3, 2014 (i) through October 31, 2015	15.00	(0.26	)(j)(k)	0.57	0.31

Class R6
November 3, 2014 (i) through October 31, 2015	15.00	(0.18	)(j)(k)	0.49	0.31

Select Class
November 3, 2014 (i) through October 31, 2015	15.00	(0.28	)(j)(k)	0.55	0.27

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	The net expenses and expenses without waivers, reimbursements and earnings credits (excluding dividend expense and interest expense for securities sold short) for Class A are 2.30% and 3.80% for the period ended October 31, 2015, Class C are 2.81% and 4.17% for the period ended October 31, 2015, Class R5 are 1.85% and 3.21% for the period ended October 31, 2015, Class R6 are 1.82% and 3.20% for the period ended October 31, 2015 and Select Class are 2.06% and 3.40% for the period ended October 31, 2015, respectively.
(f)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(g)	Does not include expenses of Underlying Funds.
(h)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(i)	Commencement of investment operations.
(j)	Calculated based upon average shares outstanding.
(k)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(l)	Certain non-recurring expenses incurred by the Fund were not annualized for the period ended October 31, 2015.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

62	JPMORGAN ALTERNATIVE FUNDS	OCTOBER 31, 2015

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period	Net expenses (including dividend and interest expense for securities sold short) (e)(f)(g)		Net investment income (loss) (b)(g)		Expenses without waivers, reimbursements and earnings credits (including dividend and interest expense for securities sold short) (e)(g)		Portfolio turnover rate (excluding securities sold short) (c)(h)	Portfolio turnover rate (including securities sold short) (c)(h)

$15.23	1.53%	$57,491,369	3.15	%(l)	(0.28	)%(k)(l)	4.65	%(l)	255%	536%

15.16	1.07	831,392	3.66	(l)	(2.59	)(k)(l)	5.02	(l)	255	536

15.31	2.07	510,243	2.70	(l)	(1.74	)(k)(l)	4.06	(l)	255	536

15.31	2.07	18,337,002	2.67	(l)	(0.85	)(k)(l)	4.05	(l)	255	536

15.27	1.80	136,048,748	2.91	(l)	(1.88	)(k)(l)	4.25	(l)	255	536

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2015	JPMORGAN ALTERNATIVE FUNDS	63

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2015

1. Organization

JPMorgan Trust III (the “Trust”) was formed on November 14, 2013, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 13, 2013, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Multi-Manager Alternatives Fund	Class A, Class C, Class R5, Class R6 and Select Class	Non-Diversified

The Fund commenced investment operations on November 3, 2014. Prior to November 3, 2014, the Fund had no significant operations other than matters relating to the organization and registration of the Trust and the issuance of 1,333 shares each of Class A Shares, Class C Shares, Class R5 Shares and Class R6 Shares and 28,000 shares of Select Class Shares to J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). Prior to January 30, 2015, the Fund was not publicly offered for investment.

The investment objective of the Fund is to seek long-term capital appreciation by allocating the Fund’s assets primarily among multiple sub-advisers that use a variety of non-traditional or alternative investment strategies and techniques.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class R5, Class R6 and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Fund’s prospectus. No CDSC is imposed on Class C Share redemptions of the Fund if the shares were bought with proceeds from the sale of Class C Shares of a J.P. Morgan Fund.

Class A Shares of the Fund may be exchanged for Class A Shares of another J.P. Morgan Fund or for another class of the same J.P. Morgan Fund (except any of the J.P. Morgan money market funds). Class A Shares of the Fund may be exchanged for Morgan Shares of a J.P. Morgan money market fund. Class C Shares of the Fund may be exchanged for Class C Shares of another J.P. Morgan Fund. Class C Shares of any J.P. Morgan Fund (except any of the J.P. Morgan money market funds) may also be exchanged for Select Class Shares, if available. Select Class Shares of the Fund may be exchanged for Select Class Shares of another non-money market J.P. Morgan Fund or for another class of the same Fund. All exchanges are subject to meeting any investment minimum or eligibility requirements. Exchanges into or out of the Fund, if any, are included in proceeds from shares issued and cost of shares redeemed, respectively, on the Consolidated Statements of Changes in Net Assets.

Basis for Consolidation for the Fund

MMAC Holdings CS Ltd., (the “Subsidiary”), a Cayman Islands exempted company, was incorporated on January 7, 2014 and is a wholly-owned subsidiary of the Fund. The Subsidiary acts as an investment vehicle for the Fund in order to effect certain investments on behalf of the Fund consistent with the Fund’s investment objective and policies as described in the Fund’s prospectus. As of October 31, 2015, net assets of the Fund were $213,218,754 of which $20,466,838, or approximately 10.0%, represented the Subsidiary’s net assets. Net realized gains in the Subsidiary amounted to $1,168,158. The Consolidated Schedule of Portfolio Investments (“CSOI”) includes positions of the Fund and the Subsidiary. The consolidated financial statements include the accounts of the Fund and the Subsidiary. Subsequent references to the Fund within the Notes to the Consolidated Financial Statements collectively refer to the Fund and the Subsidiary. All significant intercompany balances and transactions have been eliminated in consolidation.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its consolidated financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946—Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of the investments is in accordance with GAAP and the Fund’s valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

JPMorgan Funds Management, Inc. (the “Administrator”) has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Fund’s investments. The Administrator implements the valuation policies of the Fund’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Fund. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to

64	JPMORGAN ALTERNATIVE FUNDS	OCTOBER 31, 2015

consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

Fixed income instruments are valued based on prices received from approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”). The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Equities and other exchange-traded investments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Fund are calculated on a valuation date. Certain foreign equity instruments shall be valued by applying an international fair value factor provided by an approved Pricing Service. The factors seek to adjust the local closing price for movements of local markets post closing, but prior to the time the NAVs are calculated.

Investments in open-end investment companies excluding exchange-traded funds (“ETFs”) (the “Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Futures and options are generally valued on the basis of available market quotations. Swaps and other derivatives are valued utilizing market quotations from approved Pricing Services.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Fund’s investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

OCTOBER 31, 2015	JPMORGAN ALTERNATIVE FUNDS	65

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2015 (continued)

The following table represents each valuation input as presented on the CSOI:

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Consumer Discretionary	$24,808,465	$—	$—	$24,808,465
Consumer Staples	7,257,141	1,665,994	—	8,923,135
Energy	4,730,621	—	—	4,730,621
Financials	12,995,054	—	—	12,995,054
Health Care	16,519,682	705,943	—	17,225,625
Industrials	14,344,427	419,927	—	14,764,354
Information Technology	21,123,535	924,316	—	22,047,851
Materials	10,700,356	—	—	10,700,356
Telecommunication Services	560,179	—	—	560,179
Utilities	2,452,510	—	—	2,452,510

Total Common Stocks	115,491,970	3,716,180	—	119,208,150

Preferred Stocks
Consumer Discretionary	418,935	—	—	418,935
Consumer Staples	601,344	—	—	601,344
Energy	953,738	—	—	953,738
Financials	1,634,678	—	—	1,634,678
Health Care	1,290,128	—	—	1,290,128
Materials	483,591	—	—	483,591
Telecommunication Services	703,974	—	—	703,974
Utilities	26,880	—	—	26,880

Total Preferred Stocks	6,113,268	—	—	6,113,268

Debt Securities
Collateralized Mortgage Obligations
Agency CMO	—	6,610,619	—	6,610,619
Convertible Bonds
Consumer Discretionary	—	1,716,846	—	1,716,846
Energy	—	357,480	—	357,480
Financials	—	288,716	—	288,716
Health Care	—	1,438,918	—	1,438,918
Industrials	—	1,068,274	—	1,068,274
Information Technology	—	3,301,208	—	3,301,208
Materials	—	27,806	—	27,806
Telecommunication Services	—	502,551	—	502,551
Utilities	—	259,811	—	259,811

Total Convertible Bonds	—	8,961,610	—	8,961,610

Corporate Bonds
Consumer Discretionary	—	875,735	—	875,735
Consumer Staples	—	917,855	—	917,855
Energy	—	179,680	—	179,680
Financials	—	160,256	—	160,256
Industrials	—	1,500,570	—	1,500,570
Telecommunication Services	—	453,040	—	453,040
Utilities	—	1,162,945	—	1,162,945

Total Corporate Bonds	—	5,250,081	—	5,250,081

Exchange-Traded Funds	1,560,426	—	—	1,560,426
Exchange-Traded Note	138,696	—	—	138,696
Investment Companies	1,169,535	—	—	1,169,535
Special Purpose Acquisition Companies	1,668,679	—	—	1,668,679
Options Purchased
Call Options Purchased	564,133	—	—	564,133
Put Options Purchased	586,951	—	—	586,951

Total Options Purchased	1,151,084	—	—	1,151,084

66	JPMORGAN ALTERNATIVE FUNDS	OCTOBER 31, 2015

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Warrants
Consumer Discretionary	$460,644	$—	$—	$460,644
Energy	30,478	—	—	30,478
Financials	1,634,630	404,340	—	2,038,970
Health Care	225,091	—	—	225,091
Industrials	60,281	—	—	60,281
Information Technology	146,776	—	—	146,776
Materials	1,276,961	—	—	1,276,961
Utilities	27	—	—	27

Total Warrants	3,834,888	404,340	—	4,239,228

Short-Term Investment
Investment Company	26,374,724	—	—	26,374,724

Total Investments in Securities	$157,503,270	$24,942,830	$—	$182,446,100

Liabilities
Common Stocks
Consumer Discretionary	(6,733,446)	(597,768)	—	(7,331,214)
Consumer Staples	(1,276,148)	—	—	(1,276,148)
Energy	(4,916,602)	—	—	(4,916,602)
Financials	(14,918,978)	—	—	(14,918,978)
Health Care	(4,905,620)	—	—	(4,905,620)
Industrials	(5,802,543)	—	—	(5,802,543)
Information Technology	(8,362,860)	—	—	(8,362,860)
Materials	(5,336,256)	(547,016)	—	(5,883,272)
Telecommunication Services	(692,500)	(381,159)	—	(1,073,659)
Utilities	(304,451)	(50,170)	—	(354,621)

Total	(53,249,404)	(1,576,113)	—	(54,825,517)

Exchange-Traded Funds	(30,054,095)	—	—	(30,054,095)
Warrants
Financials	(139,240)	—	—	(139,240)

Total Liabilities for Securities Sold Short	$(83,442,739)	$(1,576,113)	$—	$(85,018,852)

Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$303,973	$—	$303,973
Futures Contracts	340,913	—	—	340,913
Swaps	—	174,528	—	174,528

Total Appreciation in Other Financial Instruments	$340,913	$478,501	$—	$819,414

Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(458,886)	$—	$(458,886)
Futures Contracts	(172,217)	—	—	(172,217)
Options Written
Call Options Written	(86,916)	—	—	(86,916)
Put Options Written	(99,747)	—	—	(99,747)

Total Options Written	(186,663)	—	—	(186,663)

Swaps	$—	$(23,690)	$—	$(23,690)

Total Depreciation in Other Financial Instruments	$(358,880)	$(482,576)	$—	$(841,456)

There were no transfers among any levels during the period ended October 31, 2015.

B. Restricted Securities — Certain securities held by the Fund may be subject to legal or contractual restrictions on resale. Restricted securities generally may be resold in transactions exempt from registration under the Securities Act of 1933 (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net assets of the Fund. As of October 31, 2015, the Fund had no investments in restricted securities other than securities sold to the Fund under Rule 144A under the Security Act.

OCTOBER 31, 2015	JPMORGAN ALTERNATIVE FUNDS	67

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2015 (continued)

C. Derivatives — The Fund used instruments including futures, forward foreign currency exchange contracts, options, swaps and other derivatives, in connection with its investment strategy. Derivative instruments may be used as substitutes for securities in which the Fund can invest, to hedge portfolio investments or to generate income or gains to the Fund. Derivatives may also be used to manage duration, sector and yield curve exposures and credit and spread volatility.

The Fund may be subject to various risks from the use of derivatives including the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to derivatives counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the Fund to close out its position(s); and, documentation risk relating to disagreement over contract terms. Investing in certain derivatives also results in a form of leverage and as such, the Fund’s risk of loss associated with these instruments may exceed their value, as recorded on the Consolidated Statement of Assets and Liabilities (“CSAL”).

The Fund is party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Fund’s ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Fund in the event the Fund’s net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements may also contain provisions allowing, absent other conditions, the Fund to exercise rights, to the extent not otherwise waived, against the counterparty (i.e., decline in a counterparty’s credit rating below a specified level). Such rights for both the counterparty and Fund often include the ability to terminate (i.e., close out) open contracts at prices which may favor the counterparty, which could have an adverse effect on the Fund. The ISDA agreements give the Fund and counterparty the right, upon an event of default, to close out all transactions traded under such agreements and to net amounts owed or due across all transactions and offset such net payable or receivable with collateral posted to a segregated account by one party to the other.

Counterparty credit risk may be mitigated to the extent a counterparty posts collateral for mark to market gains to the Fund.

Notes C (1) — C (4) below describe the various derivatives used by the Fund.

(1). Options — The Fund purchased and sold (“wrote”) put and call options on various instruments including futures, securities and currencies to manage and hedge equity risks within its portfolio and also to gain long or short exposure to the underlying instrument. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller. Swaptions and Eurodollar options are settled for cash.

Options Purchased — Premiums paid by the Fund for options purchased are included on the CSAL as an investment. The option is adjusted daily to reflect the current market value of the option and the change is recorded as Change in net unrealized appreciation/depreciation of investments in non-affiliates on the Consolidated Statement of Operations (“CSOP”). If the option is allowed to expire, the Fund will lose the entire premium it paid and record a realized loss for the premium amount. Premiums paid for options purchased which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) or cost basis of the underlying investment.

Options Written — Premiums received by the Fund for options written are included on the CSAL as a liability. The amount of the liability is adjusted daily to reflect the current market value of the option written and the change is recorded as Change in net unrealized appreciation/depreciation of options written on the CSOP. Premiums received from options written that expire are treated as realized gains. If a written option is closed, the Fund records a realized gain or loss on options written based on whether the cost of the closing transaction exceeds the premium received. If a call option is exercised by the option buyer, the premium received by the Fund is added to the proceeds from the sale of the underlying security to the option buyer and compared to the cost of the closing transaction to determine whether there has been a realized gain or loss. If a put option is exercised by an option buyer, the premium received by the option seller reduces the cost basis of the purchased security.

Written uncovered call options subject the Fund to unlimited risk of loss. Written covered call options limit the upside potential of a security above the strike price. Written put options subject the Fund to risk of loss if the value of the security declines below the exercise price minus the put premium.

The Fund is not subject to credit risk on options written as the counterparty has already performed its obligation by paying the premium at the inception of the contract.

Transactions in options written during the period ended October 31, 2015 were as follows:

	Options
	Number of Contracts	Premiums Received
Options outstanding at November 3, 2014*	—	$—
Options written	10,158	1,870,696
Options expired	(1,292)	(279,492)
Options closed	(5,928)	(1,286,442)

Options outstanding at October 31, 2015	2,938	$304,762

*	Commencement of investment operations.

68	JPMORGAN ALTERNATIVE FUNDS	OCTOBER 31, 2015

The Fund’s exchange-traded option contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

(2). Futures Contracts — The Fund used index, treasury, or other financial futures contracts to more effectively manage the long and short equity exposures in the portfolio. The Fund also bought futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying instruments while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. The purchase of futures contracts will tend to increase the Fund’s exposure to positive and negative price fluctuations in the underlying instrument. The sales of futures contracts will tend to offset both positive and negative market price changes. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on the CSOP. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the CSOP at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the CSOI and cash deposited is recorded on the CSAL. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the CSAL.

The use of futures contracts exposes the Fund to interest risk, foreign exchange risk, commodities risk and equity price risk. The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the CSAL, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The Fund’s futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

(3). Forward Foreign Currency Exchange Contracts — The Fund may be exposed to foreign currency risks associated with portfolio investments and therefore, at times, used forward foreign currency exchange contracts to hedge or manage these exposures. The Fund also bought forward foreign currency exchange contracts to gain exposure to currencies. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. Dollar without the delivery of foreign currency.

The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract settlement date. When the forward foreign currency exchange contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed. The Fund also records a realized gain or loss when a forward foreign currency exchange contract offsets another forward foreign currency exchange contract with the same counterparty upon settlement.

The Fund’s forward foreign currency exchange contracts are subject to master netting arrangements (the right to close out all transactions with a counterparty and net amounts owed or due across transactions). As of October 31, 2015, the Fund did not receive or post collateral for forward foreign currency exchange contracts.

(4). Swaps — The Fund engaged in various swap transactions, including credit default and total return swaps, to manage credit and total return risks within its portfolio. The Fund also used swaps as alternatives to direct investments. Swap transactions are negotiated contracts over the counter (“OTC swaps”) between the Fund and a counterparty or centrally cleared (“centrally cleared swaps”) with a central clearinghouse through a Futures Commission Merchant (“FCM”), to exchange investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals.

Upfront payments made and/or received by the Fund are recognized as a realized gain or loss when the contract matures or is terminated. The value of an OTC swap agreement is recorded as either an asset or a liability on the CSAL at the beginning of the measurement period. Upon entering into a centrally cleared swap, the Fund is required to deposit with the FCM cash or securities, which is referred to as initial margin deposit. Securities deposited as initial margin are designated on the CSOI and cash deposited is recorded on the CSAL. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a variation margin receivable or payable on the CSAL. The change in the value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as Change in net unrealized appreciation/depreciation on the CSOP. A realized gain or loss is recorded upon payment or receipt of a periodic payment or payment made upon termination of a swap agreement.

The Fund may be required to post or receive collateral based on the net value of the Fund’s outstanding OTC swap contracts with the counterparty in the form of cash or securities. Daily movement of collateral is subject to minimum threshold amounts. Collateral posted by the Fund is held in a segregated account at the Fund’s custodian bank. Cash collateral posted by the Fund is reported on the CSAL as Restricted cash. Collateral received by the Fund is held in escrow in segregated accounts maintained by JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Fund.

OCTOBER 31, 2015	JPMORGAN ALTERNATIVE FUNDS	69

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2015 (continued)

The Fund may be subject to various risks from the use of swaps including: (i) the risk that changes in the value of the swap may not correlate perfectly with the underlying instrument; (ii) counterparty credit risk related to the failure, by the counterparty to an over the counter derivative, to perform under the terms of the contract; (iii) liquidity risk related to the lack of a liquid market for these contracts allowing the Fund to close out its position(s); and, (iv) documentation risk relating to disagreement over contract terms. Investing in certain derivatives, including return swaps, also results in a form of leverage and, as such, the Fund’s risk of loss associated with these instruments may exceed their value as recorded on the CSAL.

The Fund’s swap contracts (excluding centrally cleared swaps) are subject to master netting arrangements.

Credit Default Swaps

The Fund entered into credit default swaps to simulate long and short bond positions or to take an active long or short position with respect to the likelihood of a default or credit event by the issuer of the underlying reference obligation.

The underlying reference obligation may be a single issuer of corporate or sovereign debt, a basket of issuers or a credit index. A credit index is a list of credit instruments or exposures that reference a fixed number of obligors with shared characteristics that represents some part of the credit market as a whole. Index credit default swaps have standardized terms including a fixed spread and standard maturity dates. The composition of the obligations within a particular index changes periodically.

Credit default swaps involve one party, the protection buyer, making a stream of payments to another party, the protection seller, in exchange for the right to receive a contingent payment if there is a credit event related to the underlying reference obligation. In the event that the reference obligation matures prior to the termination date of the contract, a similar security will be substituted for the duration of the contract term. Credit events are defined under individual swap agreements and generally include bankruptcy, failure to pay, restructuring, repudiation/moratorium, obligation acceleration and obligation default.

If a credit event occurs, the Fund, as protection seller, would be obligated to make a payment, which may be either: (i) a net cash settlement equal to the notional amount of the swap less the auction value of the reference obligation or (ii) the notional amount of the swap in exchange for the delivery of the reference obligation. Selling protection effectively adds leverage to the Fund’s portfolio up to the notional amount of swap agreements. The notional amount represents the maximum potential liability under a contract and is not reflected on the CSAL. Potential liabilities under these contracts may be reduced by: the auction rates of the underlying reference obligations; upfront payments received at the inception of a swap; and net amounts received from credit default swaps purchased with the identical reference obligation.

Total Return Basket Swaps

The Fund entered into total return basket swap agreements to obtain exposure to a portfolio of long and short securities. This is a highly specialized activity and a significant aspect of the Fund’s investment strategy.

Under the terms of the agreements, each swap is designed to function as a portfolio of direct investments in long and short equity positions. This means that the Fund has the ability to trade in and out of long and short positions within each swap and will receive all of the economic benefits and risks equivalent to direct investments in these positions such as: capital appreciation (depreciation), corporate actions and dividends received and paid, all of which are reflected in each swap value. Each swap value also includes interest charges and credits related to the notional values of the long and short positions and cash balances within each swap. These interest charges and credits are based on defined market rates plus or minus a specified spread and are referred to herein as “financing costs”. Positions within each swap and financing costs may either be reset monthly or at least annually. During a reset, any unrealized gains (losses) on positions and accrued financing costs become available for cash settlement between the Fund and the swap counterparty are recorded as Due from/to counterparty on swap contract on the CSAL and as net realized gain (loss) on transactions from swaps on the CSOP.

Each swap involves additional risks than if the Fund had invested in the underlying positions directly including: the risk that changes in the value of each swap may not correlate perfectly with the underlying long and short securities; counterparty risk related to the counterparty’s failure to perform under contract terms; liquidity risk related to the lack of a liquid market for each swap contract, which may limit the ability of the Fund to close out its positions; and, documentation risk relating to disagreement over contract terms. The total return basket swaps consist of securities that are denominated in foreign currencies. Changes in currency exchange rates will affect the value of, and investment income from, such securities. The Fund’s activities in each total return basket swap are concentrated with two counterparties. Investing in swaps results in a form of leverage (i.e., the Fund’s risk of loss associated with these instruments may exceed their value as recorded on the CSAL).

The value of each swap is derived from a combination of (i) the net value of the underlying positions, which are valued daily using the last sale or closing prices on the principal exchange on which the underlying securities are traded; (ii) financing costs; (iii) the value of dividends; (iv) cash balances within the swap and/or other receivables (payables) from gains/(losses) realized when the swap resets; and (v) other factors, as applicable. The value of each swap is reflected on the CSAL as Outstanding swap contracts, at value. Changes in the value of each swap are recognized as Change in net unrealized appreciation/depreciation of swaps on the CSOP.

70	JPMORGAN ALTERNATIVE FUNDS	OCTOBER 31, 2015

(5). Summary of Derivatives Information — The following table presents the value of derivatives held as of October 31, 2015, by their primary underlying risk exposure and respective location on the CSAL:

Derivative Contracts		CSAL Location
Gross Assets:		Options (a)	Futures Contracts (b)	Forward Foreign Currency Exchange Contracts	Centrally Cleared Swap (c)	OTC Swaps	Total
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	$1,151,084	$145,196	$—	$—	$173,997	$1,470,277
Credit contracts	Receivables	—	—	—	—	68,754	68,754
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	—	73,093	—	—	—	73,093
Commodities contracts	Receivables, Net Assets — Unrealized Appreciation	—	122,624	—	—	—	122,624
Foreign exchange contracts	Receivables	—	—	303,973	—	—	303,973

Total		$1,151,084	$340,913	$303,973	$—	$242,751	$2,038,721

Gross Liabilities:
Equity contracts	Payables, Net Assets — Unrealized Depreciation	$(186,663)	$(42,324)	$—	$—	$(462)	$(229,449)
Credit contracts	Payables	—	—	—	(30,550)	—	(30,550)
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	—	(69,465)	—	—	—	(69,465)
Commodities contracts	Payables, Net Assets — Unrealized Depreciation	—	(60,207)	—	—	—	(60,207)
Foreign exchange contracts	Payables, Net Assets — Unrealized Depreciation	—	(221)	(458,886)	—	—	(459,107)

Total		$(186,663)	$(172,217)	$(458,886)	$(30,550)	$(462)	$(848,778)

(a)	The market value of options purchased is reported as Investments in non-affiliates, at value on the CSAL.
(b)	This amount represents the cumulative appreciation (depreciation) of futures contracts as reported on the CSOI. The CSAL only reflects the current day variation margin receivable/payable from/to brokers.
(c)	This amount represents the value of centrally cleared swaps as reported on the CSOI. The CSAL only reflects the current day variation margin receivable/payable from/to brokers.

OCTOBER 31, 2015	JPMORGAN ALTERNATIVE FUNDS	71

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2015 (continued)

The following tables present the Fund’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or posted by the Fund as of October 31, 2015:

Counterparty	Gross Amount of Derivative Assets Presented on the CSAL (a)			Derivatives Available for Offset	Collateral Received			Net Amount Due From Counterparty (Not less than zero)
BNP Paribas	$417			$(239)	$—			$178
Citibank, N.A.	2,397			—	—			2,397
Deutsche Bank AG	124,604			(939)	—			123,665
Goldman Sachs International	5,061			(2,040)	—			3,021
Merrill Lynch International	278			(278)	—			—
Morgan Stanley	404,424			(404,424)	—			—
Royal Bank of Canada	289			(289)	—			—
Standard Chartered Bank	2,995			(1,591)	—			1,404
State Street Corp.	6,259			—	—			6,259
Exchange-Traded Futures & Options Contracts (b)	1,491,997	(c	)	—	—			1,491,997

	$2,038,721			$(409,800)	$—			$1,628,921

Counterparty	Gross Amount of Derivative Liabilities Presented on the CSAL (a)			Derivatives Available for Offset	Collateral Posted			Net Amount Due To Counterparty (Not less than zero)
BNP Paribas	$239			$(239)	$—			$—
Credit Suisse International	30			—	—			30
Deutsche Bank AG	939			(939)	—			—
Goldman Sachs International	2,040			(2,040)	—			—
Merrill Lynch International	622			(278)	—			344
Morgan Stanley	453,334			(404,424)	(48,910)	(e	)	—
Royal Bank of Canada	553			(289)	—			264
Standard Chartered Bank	1,591			(1,591)	—			—
Centrally Cleared Swaps (b)	30,550	(d	)	—	—			30,550
Exchange-Traded Futures & Options Contracts (b)	358,880	(c	)	—	—			358,880

	$848,778			$(409,800)	$(48,910)			$390,068

(a)	For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities subject to master netting arrangements on the CSAL.
(b)	These derivatives are not subject to master netting agreements.
(c)	A portion of this amount represents the cumulative appreciation (depreciation) of futures contracts as reported on the CSOI. The CSAL only reflects the current day variation margin receivable/payable from/to brokers for futures contracts.
(d)	This amount represents the value of centrally cleared swaps as reported on the CSOI. The CSAL only reflects the current day variation margin receivable/payable from/to brokers.
(e)	Collateral received or posted is limited to the net derivative asset or net derivative liability amounts. Collateral posted is presented as Restricted cash on the CSAL.

72	JPMORGAN ALTERNATIVE FUNDS	OCTOBER 31, 2015

The following tables present the effect of derivatives on the CSOP for the period ended October 31, 2015, by primary underlying risk exposure:

Amount of Realized Gain (Loss) on Derivatives Recognized on CSOP
Derivative Contracts	Options	Futures Contracts	Forward Foreign Currency Exchange Contracts	Swaps	Total
Equity contracts	$(148,821)	$46,972	$—	$300,256	$198,407
Interest rate contracts	—	597,199	—	—	597,199
Commodities contracts	—	258,215	—	—	258,215
Foreign exchange contracts	—	8,039	601,106	—	609,145
Credit contracts	—	—	—	16,749	16,749

Total	$(148,821)	$910,425	$601,106	$317,005	$1,679,715

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on CSOP
Derivative Contracts	Options	Futures Contracts	Forward Foreign Currency Exchange Contracts	Swaps	Total
Equity contracts	$(474,635)	$102,872	$—	$173,535	$(198,228)
Interest rate contracts	—	3,628	—	—	3,628
Commodities contracts	—	62,417	—	—	62,417
Foreign exchange contracts	—	(221)	(154,913)	—	(155,134)
Credit contracts	—	—	—	(22,697)	(22,697)

Total	$(474,635)	$168,696	$(154,913)	$150,838	$(310,014)

The Fund’s derivatives contracts held at October 31, 2015, are not accounted for as hedging instruments under GAAP.

OCTOBER 31, 2015	JPMORGAN ALTERNATIVE FUNDS	73

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2015 (continued)

Derivatives Volume

The table below discloses the volume of the Fund’s futures contracts, forward foreign currency exchange contracts, options contracts and swaps activity during the period ended October 31, 2015. Please refer to the table in the Summary of Derivatives Information for derivative-related gains and losses associated with volume activity.

Futures Contracts:
Commodity
Average Notional Balance Long	$570,640
Average Notional Balance Short	3,878,587
Ending Notional Balance Long	563,068
Ending Notional Balance Short	5,640,761
Equity
Average Notional Balance Long	5,328,637
Average Notional Balance Short	3,065,407
Ending Notional Balance Long	5,432,636
Ending Notional Balance Short	2,306,138
Interest
Average Notional Balance Long	67,534,615
Average Notional Balance Short	3,217,056
Ending Notional Balance Long	93,416,389
Ending Notional Balance Short	945,585
Foreign Exchange
Average Notional Balance Short	97,019	(a)
Ending Notional Balance Short	97,019

Forward Foreign Currency Exchange Contracts:
Average Settlement Value Purchased	8,959,217
Average Settlement Value Sold	18,074,248
Ending Settlement Value Purchased	18,059,631
Ending Settlement Value Sold	29,662,099

Exchange-Traded Options:
Average Number of Contracts Purchased	4,108
Average Number of Contracts Written	1,525
Ending Number of Contracts Purchased	11,558
Ending Number of Contracts Written	2,938

Credit Default Swaps:
Average Notional Balance Buy Protection	507,069	(b)
Average Notional Balance Sell Protection	133,062
Ending Notional Balance Buy Protection	742,201
Ending Notional Balance Sell Protection	—

Total Return Swaps:
Average Notional Balance Short	209,309
Ending Notional Balance Short	436,640

Total Return Basket Swaps:
Average Notional Balance Long	13,386,426
Average Notional Balance Short	6,340,519	(b)
Ending Notional Balance Long	21,909,791
Ending Notional Balance Short	7,342,130

(a)	For the period from October 1, 2015 through October 31, 2015.
(b)	For the period from May 1, 2015 through October 31, 2015.

D. Short Sales — The Fund engages in short sales as part of its normal investment activities. In a short sale, the Fund sells securities it does not own in anticipation of a decline in the market value of those securities. In order to deliver securities to the purchaser, the Fund borrows securities from a broker. To close out a short position, the Fund delivers the same securities to the broker.

The Fund is required to pledge cash or securities to the broker as collateral for the securities sold short. Collateral requirements are calculated daily based on the current market value of the short positions. Cash collateral deposited with the broker is recorded as an asset on the CSAL. Securities segregated as collateral are denoted on the CSOI. The Fund may receive or pay the net of the following amounts: (i) a portion of the income from the investment of cash collateral; (ii) the broker’s fee on the borrowed securities (calculated daily based upon the market value of each borrowed security and a variable rate that is dependent on availability of the security); and (iii) a financing charge for the difference between the market value of

74	JPMORGAN ALTERNATIVE FUNDS	OCTOBER 31, 2015

the short position and cash collateral deposited with the broker. The net income or fee is reported as Interest income or Interest expense, respectively, on securities sold short on the CSOP. The Fund is obligated to pay the broker dividends declared on short positions when a position is open on the record date. Dividends on short positions are reported on ex-dividend date on the CSOP as Dividend expense on securities sold short.

Liabilities for securities sold short are reported at market value on the CSAL and the change in market value is recorded as Change in net unrealized appreciation (depreciation) on the CSOP. Short sale transactions may result in unlimited losses as the security’s price increases and the short position loses value. There is no upward limit on the price a borrowed security could attain. The Fund is also subject to risk of loss if the broker were to fail to perform its obligations under the contractual terms. The Fund will record a realized loss if the price of the borrowed security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will record a realized gain if the price of the borrowed security declines between those dates. As of October 31, 2015, the Fund had outstanding short sales as listed on the CSOI.

The Fund may be required to post collateral at the broker in the form of cash or securities. Daily movement of collateral is subject to minimum threshold amounts. Cash collateral posted by the Fund is reported on the CSAL as Restricted cash.

E. Offering and Organization Costs — Total offering costs of $500,399 paid in connection with the offering of shares of the Fund are amortized on a straight line basis over 12 months from the date the fund commenced operations. Organizational expenses incurred prior to the offering of the Fund’s shares were paid by the Adviser. For the period ended October 31, 2015, total offering costs amortized were $496,287.

F. Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

The Fund does not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments on the CSOP.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the CSOP. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the CSOP.

G. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, dividend expense on securities sold short, and distributions of net investment income and realized capital gains from the Underlying Funds and ETFs, if any, are recorded on the ex-dividend date or when the Fund first learns of the dividend.

H. Allocation of Income and Expenses — Expenses directly attributable to the Fund are charged directly to the Fund. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

I. Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Fund’s tax positions for all open tax years and has determined that as of October 31, 2015, no liability for income tax is required in the Fund’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund’s Federal tax returns for the prior three fiscal years, or since inception if shorter, remain subject to examination by the Internal Revenue Service.

For Federal income tax purposes, taxable income of the Fund and the Subsidiary are separately calculated. The Subsidiary is classified as a controlled foreign corporation under the Code and its taxable income, including net gains, is included as ordinary income in the calculation of the Fund’s taxable income. Net losses of the Subsidiary are not deductible by the Fund either in the current period or carried forward to future periods.

J. Foreign Taxes — The Fund may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

K. Distributions to Shareholders — Distributions from net investment income are generally declared and paid annually and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

OCTOBER 31, 2015	JPMORGAN ALTERNATIVE FUNDS	75

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2015 (continued)

The following amounts were reclassified within the capital accounts:

Paid-in-Capital	Accumulated net investment loss	Accumulated net realized gains (losses)
$(7,097)	$1,641,562	$(1,634,465)

The reclassifications for the Fund relate primarily to investments in swap contracts and investments in the Subsidiary.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an exemptive order from the Securities and Exchange Commission (“SEC”), J.P. Morgan Alternative Asset Management, Inc. (the “Adviser” or “JPMAAM”), an indirectly wholly-owned subsidiary of JPMorgan, serves as the “manager of managers” for the Fund and has responsibility for providing the overall management of the Fund, subject to the oversight of the Fund’s Board. JPMAAM is paid a fee for such services. The fee is accrued daily and paid monthly at an annual rate of 1.75% of the Fund’s average daily net assets.

Achievement Asset Management LLC (“Achievement”), Chilton Investment Company, LLC (“Chilton”), Graham Capital Management, L.P. (“Graham”), Ionic Capital Management LLC (“Ionic”), JPMIM, Owl Creek Asset Management, L.P. (“Owl Creek”) , Passport Capital, LLC (“Passport”) and P. Schoenfeld Asset Management, L.P (“PSAM”) are the investment sub-advisers. JPMAAM, Achievement, Chilton, Graham, Ionic, JPMIM, Owl Creek, Passport and PSAM are each responsible for the day-to-day investment decisions of its portion of the Fund. The allocation of the assets of the Fund among JPMAAM, Achievement, Chilton, Graham, Ionic, JPMIM, Owl Creek, Passport and PSAM will be determined by JPMAAM, subject to the review of the Board. JPMAAM will pay the sub-advisers for their services under the terms of the sub-advisory agreements.

The Subsidiary has entered into separate contracts with the Adviser and its affiliates to provide investment advisory and other services to the Subsidiary. The fee for services to the Subsidiary is accrued daily and paid monthly at an annual rate of 1.75% of the Subsidiary’s average daily net assets. JPMAAM has agreed to waive the advisory fee that it receives from the Fund in an amount equal to the advisory fee paid to JPMAAM by the Subsidiary. This waiver will continue in effect so long as the Fund invests in the Subsidiary and may not be terminated without approval by the Fund’s Board.

Effective November 19, 2015, the investment advisory fee of the Fund and the fee for services to the Subsidiary is 1.60% and 1.60%, respectively.

At October 31, 2015, the allocation of assets for the Fund was as follows:

Sub-advisers	Percentage
Achievement	9.7%
Chilton	14.0
Graham	9.6
Ionic	18.4
JPMIM	2.9
Owl Creek	9.9
Passport	11.6
PSAM	18.6

The Fund and the Adviser have obtained an exemptive order of the SEC granting exemptions from certain provisions of the 1940 Act, pursuant to which the Adviser is permitted, subject to the supervision and approval of the Fund’s Board, to enter into and materially amend sub-advisory agreements with non-affiliated sub-advisers without such agreements being approved by the shareholders of the Fund. As such, the Fund and Adviser may hire, terminate, or replace non-affiliated sub-advisers without shareholder approval, including, without limitation, the replacement or reinstatement of any sub-advisers with respect to which a sub-advisory agreement has automatically terminated as a result of an assignment. Shareholders will be notified of any changes in sub-advisers.

Effective November 27, 2015, there were no assets allocated to Achievement.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator, an indirect wholly-owned subsidiary of JPMorgan, provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the period ended October 31, 2015, the effective annualized rate was 0.09% of the Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMCB, a wholly-owned subsidiary of JPMorgan, serves as the Fund’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

76	JPMORGAN ALTERNATIVE FUNDS	OCTOBER 31, 2015

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Fund shall pay distribution fees, including payments to the Distributor, at annual rates of 0.25% and 0.75% of the average daily net assets of Class A and Class C Shares, respectively.

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the period ended October 31, 2015, the Distributor retained the following amounts:

Front-End Sales Charge	CDSC
$2,191	$—

D. Shareholder Servicing Fees — The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. The Class R6 Shares do not participate in the Shareholder Servicing Agreement. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

Class A	Class C	Class R5	Select Class
0.25%	0.25%	0.05%	0.25%

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Fund. For these services, the Fund pays JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees on the CSOP. Payments to the custodian may be reduced by credits earned by the Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately on the CSOP.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the CSOP.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the CSOP

F. Waivers and Reimbursements — The Adviser, Administrator and Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent that total annual operating expenses of the Fund inclusive of the Subsidiary (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board’s deferred compensation plan) exceed the percentages of the average daily net assets as shown in the table below:

Class A	Class C	Class R5	Class R6	Select Class
2.35%	2.85%	1.90%	1.85%	2.10%

The expense limitation agreements were in effect for the period ended October 31, 2015. Effective November 19, 2015, the contractual expense limitation for Class A, Class C, Class R5, Class R6 and Select Class Shares is 2.20%, 2.70%, 1.75%, 1.70% and 1.95%, respectively. These contractual expense caps are in place until at least February 28, 2017.

For the period ended October 31, 2015, the Fund’s service providers waived fees and/or reimbursed expenses for the Fund as follows. None of these parties expect the Fund to repay any such waived fees and reimbursed expenses in future years.

Contractual Waivers
Investment Advisory	Administration	Shareholder Services	Total	Reimbursements
$1,512,693	$100,025	$3,496	$1,616,214	$657

Additionally, the Fund may invest in one or more money market funds advised by JPMIM or its affiliates (affiliated money market funds). The Adviser, Administrator and Distributor waive fees in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the Fund’s investment in such affiliated money market fund.

Waivers resulting from investments in these money market funds for the period ended October 31, 2015 were $29,857.

H. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

OCTOBER 31, 2015	JPMORGAN ALTERNATIVE FUNDS	77

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2015 (continued)

The Board appointed a Chief Compliance Officer to the Fund in accordance with Federal securities regulations. The Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the CSOP.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the period ended October 31, 2015, the Fund may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser.

The Fund may use related party broker-dealers. For the period ended October 31, 2015, the Fund incurred $51 in brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

The SEC has granted an exemptive order permitting the Fund to invest in certain financial instruments in addition to Underlying Funds and securities.

4. Investment Transactions

During the period ended October 31, 2015, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Securities Sold Short	Covers on Securities Sold Short
$373,123,469	$220,589,486	$242,819,303	$158,268,720

During the period ended October 31, 2015, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investment securities, including the Subsidiary, held at October 31, 2015 were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$181,946,517	$8,837,683	$6,193,786	$2,643,897

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to unrealized capital gains treated as realized for tax purposes, investments in the Subsidiary and wash sale loss deferrals.

The Federal income tax net unrealized appreciation (depreciation) in value of investment securities includes unrealized appreciation of the Fund’s investment in the Subsidiary of approximately $95,000.

During the period ended October 31, 2015, the Fund did not make any distributions.

As of October 31, 2015, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows:

Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Loss Carryover)	Unrealized Appreciation (Depreciation)
$3,173,651	$—	$(862,793)

The cumulative timing differences primarily consist of late year ordinary loss deferrals, mark to market of forward foreign currency contracts, mark to market of futures contracts, investments in swap contracts, staddle loss deferrals, unrealized capital gains treated as realized for tax purposes and wash sale loss deferrals.

Late year ordinary losses incurred after December 31 and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. For the period ended October 31, 2015, the Fund deferred to November 1, 2015 late year ordinary losses of $444,819.

6. Borrowings

The Fund relies upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing

78	JPMORGAN ALTERNATIVE FUNDS	OCTOBER 31, 2015

restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Fund because the Fund and the series of JPMorgan Trust II are both investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 7, 2016.

The Fund had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at October 31, 2015 or at any time during the period then ended.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased investment in fewer issuers may result in the Fund’s shares being more sensitive to economic results of those issuing the securities.

It is expected that the allocation to portfolio hedge strategies will produce returns that are negatively correlated to the rest of the Fund’s portfolio and/or the broader markets, and therefore could produce negative returns in periods of low volatility and/or upwardly trending markets. Allocations to this strategy category are generally indirect portfolio hedges and may fail to hedge the risk as intended.

The Fund will employ various alternative investment strategies that involve the use of complicated investment techniques. There is no guarantee that these strategies will succeed and their use may subject the Fund to greater volatility and loss. Alternative strategies involve complex securities transactions that involve risks in addition to those risks with direct investments in securities described herein, including leverage risk.

The Fund has a shareholder, which is an account maintained by a financial intermediary on behalf of its clients, that owns a significant portion of the Fund’s outstanding shares.

As of October 31, 2015, the Adviser owns 47.80% of the Fund’s outstanding shares.

Significant shareholder transactions by these shareholders may impact the Fund’s performance.

By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund.

The Fund could incur transaction costs without realizing any net investment result if sub-advisers may make investment decisions which conflict with each other. The performance of the sub-advisers may depend in large part on the performance of key management and investment personnel of those sub-advisers. The loss of key personnel and/or difficulties in identifying and retaining appropriate investment talent at a given sub-adviser could have a serious negative effect on the performance of that sub-adviser and, therefore, the Fund.

The Fund may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the period depending on the Fund. Such concentrations may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

As of October 31, 2015, a significant portion of the Fund’s net assets consisted of securities that were denominated in foreign currencies. Changes in currency exchange rates will affect the value of, and investment income from, such securities.

The Fund’s investments in real estate securities, including REITs, are subject to the same risks as direct investments in real estate and mortgages, and their value will depend on the value of the underlying real estate interests. These risks include default, prepayments, changes in value resulting from changes in interest rates and demand for real and rental property, and the management skill and creditworthiness of REIT issuers. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.

The Fund is subject to risks associated with securities with contractual cash flows including asset-backed and mortgage-related securities such as collateralized mortgage obligations, mortgage pass-through securities and commercial mortgage-backed securities, including securities backed by sub-prime mortgage loans. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate value, prepayments, delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates.

OCTOBER 31, 2015	JPMORGAN ALTERNATIVE FUNDS	79

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2015 (continued)

The Fund’s investments in sovereign and corporate debt obligations within emerging market countries may be subject to potentially higher risks than investments in more developed markets and the prices of such investments may be volatile. The yields of emerging market debt obligations reflect, among other things, perceived credit risk. The consequences of political, social or economic instability in these markets may have disruptive effects on the market prices of the Fund’s investments and the income they generate, as well as the Fund’s ability to repatriate such amounts.

The Fund may also invest in unaffiliated ETFs. ETFs are pooled investment vehicles whose ownership interests are purchased and sold on a securities exchange. ETFs may be structured as investment companies, depositary receipts or other pooled investment vehicles and may be passively or actively managed. Passively managed ETFs generally seek to track the performance of a particular market index, including broad-based market indexes, as well as indexes relating to particular sectors, markets, regions or industries. Actively managed ETFs do not seek to track the performance of a particular market index. The price movement of an index-based ETF may not track the underlying index and may result in a loss. In addition, ETFs may trade at a price below or above their NAV (also known as a discount or premium, respectively).

In addition, the Underlying Funds and ETFs may use derivative instruments in connection with their individual investment strategies including futures, forward foreign currency exchange contracts, options, swaps and other derivatives, which are also subject to specific risks related to their structure, sector or market and may be riskier than investments in other types of securities.

Because of the Fund’s investments in Underlying Funds and ETFs, the Fund indirectly pays a portion of the expenses incurred by the Underlying Funds and ETFs. As a result, the cost of investing in the Fund may be higher than the cost of investing in a mutual fund that invests directly in individual securities and financial instruments. The Fund is also subject to certain risks related to the Underlying Funds’ and ETFs’ investments in securities and financial instruments such as fixed income securities, including high yield, asset-backed and mortgage-related securities, including collateralized mortgage obligations and stripped mortgage-backed securities, equity securities, foreign and emerging market securities, commodities and real estate securities and convertible securities. These securities are subject to risks specific to their structure, sector or market

Specific risks and concentrations present in the Underlying Funds and ETFs are disclosed within their individual financial statements and registration statements, as appropriate.

Derivatives, including commodity-linked futures, may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would have been if it had not used derivatives. The Fund’s investment in commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities, particularly if the instruments involve leverage. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

The Fund is subject to counterparty credit risk, which is the risk that a counterparty fails to perform on agreements with the Fund such as swap, option contracts, and forward foreign currency exchange contracts.

The Fund is subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The Fund invests in floating rate loans and other floating rate debt securities. Although these investments are generally less sensitive to interest rate changes than other fixed rate instruments, the value of floating rate loans and other floating rate investments may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Many factors can cause interest rates to rise. Some examples include central bank monetary policy, rising inflation rates and general economic conditions. Given the historically low interest rate environment, risks associated with rising rates are heightened. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region. As of October 31, 2015, the Fund pledged 33.6% of its net assets to Morgan Stanley for securities sold short.

80	JPMORGAN ALTERNATIVE FUNDS	OCTOBER 31, 2015

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust III and the Shareholders of JPMorgan Multi-Manager Alternatives Fund:

In our opinion, the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of portfolio investments, and the related consolidated statements of operations and of changes in net assets and the consolidated financial highlights present fairly, in all material respects, the financial position of JPMorgan Multi-Manager Alternatives Fund (a separate Fund of JPMorgan Trust III) and its subsidiary (the “Fund”) at October 31, 2015, and the results of their operations, the changes in their net assets and the financial highlights for the period November 3, 2014 (commencement of operations) through October 31, 2015, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 2015 by correspondence with the transfer agent, custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

December 28, 2015

OCTOBER 31, 2015	JPMORGAN ALTERNATIVE FUNDS	81

TRUSTEES

(Unaudited)

The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Fund (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	147	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present); Director, Cardinal Health, Inc. (CAH) (1994-2014).

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor Emeritus, City University of New York (2015-present); Professor, City University of New York (2013-present); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	147	Trustee, Museum of Jewish Heritage (2011-present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	147	None

Frankie D. Hughes (1952); Trustee of Trust since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	147	Trustee, The Victory Portfolios (2000-2008) (Investment companies).

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	147	None

Mary E. Martinez (1960); Trustee of Trust since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	147	None

Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	147	Trustee, Carleton College (2003-present).

Mitchell M. Merin (1953); Trustee of Trust since 2013.	Retired; President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1998-2005).	147	Director, Sun Life Financial (SLF) (2007-2013) (financial services and insurance); Trustee, Trinity College, Hartford, CT (2002-2010).

William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).	147	Director, Radio Shack Corp. (electronics) (1987-2008); Director, National Organization of Investment Professionals (2010-present); Trustee of the Stratton Mountain School (2001-present).

82	JPMORGAN ALTERNATIVE FUNDS	OCTOBER 31, 2015

Name (Year of Birth); Positions With the Fund (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	147	Chairman, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, American University in Cairo (1999-2014); Trustee, American Museum of Fly Fishing (2013-present).

Marian U. Pardo** (1946); Trustee of Trust since 2013.	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	147	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Adviser, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	147	Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Foundation (1994-present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	147	None

(1)	The Trustees serve for an indefinite term, subject to the Trust’s current retirement policy, which is age 78 for all Trustees.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eleven registered investment companies (147 funds).

*	Two members of the Board of Trustees of Northwestern University are executive officers of registered investment advisers (not affiliated with JPMorgan) that are under common control with sub-advisers to certain J.P. Morgan Funds.

**	In connection with prior employment with JPMorgan Chase, Ms. Pardo is the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully funded qualified plan, which is not an obligation of JPMorgan Chase.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

OCTOBER 31, 2015	JPMORGAN ALTERNATIVE FUNDS	83

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Robert L. Young (1963), President and Principal Executive Officer (2013)*	Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. since 2010; Senior Vice President, J.P. Morgan Funds (2005-2010), Chief Operating Officer, J.P. Morgan Funds (2005-2010); Director and various officer positions for JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to present. Mr. Young has been with JPMorgan Chase & Co. (formerly Bank One Corporation) since 1997.

Lauren A. Paino (1973), Treasurer (2013)	Executive Director, JPMorgan Funds Management, Inc. since August 2013; formerly Director, Credit Suisse Asset Management from 2000-2013.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2011.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2015; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2011 to February 2015; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Executive Director and Assistant General Counsel, JPMorgan Chase since 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase since 2010.

Pamela L. Woodley (1971), Assistant Secretary (2012)**	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, JPMorgan Funds Management, Inc. since May 2014; formerly Executive Director, JPMorgan Funds Management, Inc. from 2012 to May 2014; prior to joining JPMorgan Chase, Mr. D’Ambrosio was a Tax Director at PricewaterhouseCoopers LLP since 2006.

Laura M. Del Prato (1964), Assistant Treasurer and Principal Financial Officer (2014)	Managing Director, JPMorgan Funds Management, Inc. since 2014; Partner, Cohen Fund Audit Services, Ltd. (2012-2013); Partner (2004-2012) and various other titles (1990-2004) at KPMG, LLP.

Joseph Parascondola (1963), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2010.

Julie A. Roach (1971), Assistant Treasurer (2012)*	Vice President, JPMorgan Funds Management, Inc. since August 2012; prior to joining JPMorgan Chase, Ms. Roach was a Senior Manager with Deloitte since 2001.

Gillian I. Sands (1969), Assistant Treasurer (2012)	Vice President, JPMorgan Funds Management, Inc. since September 2012; Assistant Treasurer, Wells Fargo Funds Management (2007-2009).

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 460 Polaris Parkway, Westerville, OH 43082.

**	The contact address for the officer is 4 New York Plaza, Floor 21, New York, NY 10004.

84	JPMORGAN ALTERNATIVE FUNDS	OCTOBER 31, 2015

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, May 1, 2015, and continued to hold your shares at the end of the reporting period, October 31, 2015.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expenses Paid During the Period*	Annualized Expense Ratio
Multi-Manager Alternatives Fund
Class A
Actual	$1,000.00	$990.20	$15.13	3.02%
Hypothetical	1,000.00	1,010.00	15.28	3.02
Class C
Actual	1,000.00	988.30	17.67	3.53
Hypothetical	1,000.00	1,007.43	17.84	3.53
Class R5
Actual	1,000.00	993.50	12.95	2.58
Hypothetical	1,000.00	1,012.22	13.07	2.58
Class R6
Actual	1,000.00	992.90	12.69	2.53
Hypothetical	1,000.00	1,012.47	12.88	2.53
Select Class
Actual	1,000.00	991.60	13.94	2.78
Hypothetical	1,000.00	1,011.21	14.08	2.78

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

OCTOBER 31, 2015	JPMORGAN ALTERNATIVE FUNDS	85

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in person in June and August 2015, at which the Trustees considered the continuation of the investment advisory agreement with the Adviser and sub-advisory agreements between the Adviser and J.P. Morgan Investment Management Inc. (“JPMIM”) and between the Adviser and each of: (a) Achievement Asset Management LLC, (b) Chilton Investment Company, LLC, (c) Graham Capital Management, L.P., (d) Ionic Capital Management LLC, (e) Owl Creek Asset Management L.P., (f) Passport Capital, LLC and (g) P. Schoenfeld Asset Management L.P. (each an “Unaffiliated Sub-Adviser” and together with JPMIM, the “Sub-Advisers”) The advisory agreement between the Trust and the Adviser and the sub-advisory agreements between the Adviser and each Sub-Adviser are referred to herein individually as an “Advisory Agreement” and collectively as the “Advisory Agreements”. At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the continuation of the Advisory Agreement on August 19, 2015.

As part of their review of the Advisory Agreements, the Trustees considered and reviewed performance and other information about the Fund received from the Adviser. This information includes the Fund’s performance as compared to the performance of its peers and benchmarks and analyses by the Adviser of the Fund’s performance. In addition, the Trustees have engaged an independent management consulting firm (“independent consultant”) to report on the performance of certain J.P. Morgan Funds with at least two years of investment performance history at each of the Trustees’ regular meetings. The Adviser also periodically provides comparative information regarding the Fund’s expense ratios and those of its peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. Before voting on the proposed Advisory Agreements, the Trustees reviewed the proposed Advisory Agreements with representatives of the Adviser, counsel to the Trust and independent legal counsel and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed Advisory Agreements. The Trustees also discussed the proposed Advisory Agreements in executive sessions with independent legal counsel at which no representatives of the Adviser or Sub-Advisers were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve the Advisory Agreements.

The Trustees considered information provided with respect to the Fund over the course of the year. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. The Trustees determined that the compensation to be received by the Adviser from the Fund under the proposed Advisory Agreements and by each Sub-Adviser from the Adviser was fair and reasonable and that the continuance of the Advisory Agreements was in the best interests of the Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser and Sub-Adviser

The Trustees received and considered information regarding the nature, extent and quality of the services provided to the Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s and each Sub-Adviser’s senior management and the expertise of, and the amount of attention given to the Fund by, investment personnel of the Adviser and each Sub-Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of the Fund. The Trustees also reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Adviser.

The Trustees also considered their knowledge of the nature and quality of the services provided by the Adviser and its affiliates and Sub-Advisers to the Fund gained from their experience as

86	JPMORGAN ALTERNATIVE FUNDS	OCTOBER 31, 2015

Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates and Sub-Advisers, the commitment of the Adviser and Sub-Advisers to provide high quality service to the Fund, their overall confidence in the Adviser’s and each Sub-Adviser’s integrity and the Adviser’s and each Sub-Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Fund.

In addition, the Trustees considered the different roles and responsibilities performed by the Adviser and Sub-Advisers under the applicable Advisory Agreements, including the Adviser’s monitoring and evaluating of the Sub-Advisers to help ensure that the Sub-Advisers are managing the Fund consistently with their investment objectives and restrictions. The Trustees noted that the Fund employs a “manager of managers” structure, whereby the Adviser would be responsible for selecting Sub-Advisers (subject to Board approval), allocating the Fund’s assets among them, and overseeing the Sub-Advisers’ day-to-day management of Fund assets. The Trustees noted the experience and capabilities of the Adviser’s portfolio management team, and other key personnel that would be providing services to the Fund. The Board received information concerning the Adviser’s process for selecting and overseeing Sub-Advisers, as well as specific information with respect to each Sub-Adviser. The Board was informed that due diligence had been performed on each proposed Unaffiliated Sub-Advisor and the results of such due diligence were presented to the Board. The Trustees also reviewed information relating to the Adviser’s and Sub-Adviser’s risk governance model and presentations showing the Adviser’s and Sub-Adviser’s compliance structure and ongoing monitoring processes.

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services to be provided to the Fund by the Adviser and Sub-Advisers.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to the Fund. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Fund, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Adviser under the Advisory Agreement was not unreasonable in light of the services and benefits provided to the Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the J.P. Morgan Funds. The Trustees also considered the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser and/or Sub-Advisers.

The Trustees also considered that JPMorgan Funds Management, Inc. (“JPMFM”) and JPMorgan Distribution Services, Inc. (“JPMDS”), affiliates of the Adviser, will earn fees from the Fund for providing administrative and shareholder services. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Fund’s distributor and that these fees are in turn generally paid to financial intermediaries that sell the Fund, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting and other related services.

Economies of Scale

The Trustees considered the extent to which the Fund may benefit from economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Fund and those realized by the Adviser as assets increase. The Trustees noted that the proposed investment advisory fee schedule for the Fund does not contain breakpoints, but that the fees remain competitive with peer funds. The Trustees also considered that the Adviser has implemented fee waivers and expense limitations (“Fee Caps”) which allows the Fund’s shareholders to share potential economies of scale from the Fund’s inception. The Trustees also considered that the Adviser has shared economies of scale by adding or enhancing services to the Fund over time, noting the Adviser’s substantial investments in its business in support of the Fund, including investments in trading systems and technology (including cybersecurity improvements), retention of key talent, additions to analyst and portfolio management teams, and regulatory support enhancements. The Trustees also considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the Fee Caps that the Adviser has in place that serve to limit the overall net

OCTOBER 31, 2015	JPMORGAN ALTERNATIVE FUNDS	87

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

expense ratios of the Fund at competitive levels. The Trustees concluded that the Fund’s shareholders received the benefits of potential economies of scale through the Fee Caps and the Adviser’s reinvestment in its operations to serve the Fund and its shareholders.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including institutional separate accounts and/or funds sub-advised by the Adviser, and for investment management styles substantially similar to that of the Fund. The Trustees considered the complexity of investment management for registered mutual funds relative to the Adviser’s other clients and noted differences in the regulatory, legal and other risks and responsibilities of providing services to the different clients. The Trustees considered that serving as an adviser to a registered mutual fund involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to the Fund. The Trustees also noted that the Adviser, not the mutual fund, pays the sub-advisory fee and that many responsibilities related to the advisory function are retained by the primary adviser. The Trustees concluded that the fee rates charged to the Fund in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees reviewed the Fund’s performance against its benchmark index and considered the performance information provided for the Fund at regular Board meetings by the Adviser. The performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to the Fund’s performance are summarized below:

The Trustees noted the performance of the Fund since its inception on November 3, 2014 as compared with that of its benchmark index. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by the Fund to the Adviser and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as the Fund. The Trustees recognized that Lipper reported the Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for the Fund. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for the Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees also considered the fees paid by the Adviser to the Sub-Advisers out of the advisory fee. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determination as a result of the review of the Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Fund’s net advisory fee for Class A and Select Class shares was in the first and second quintiles, respectively, and that the actual total expenses for both Class A and Select Class shares were in the fourth quintile of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee paid by the Fund to the Adviser and by the Adviser to the sub-advisers was reasonable.

88	JPMORGAN ALTERNATIVE FUNDS	OCTOBER 31, 2015

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

¡   Social Security number and account balances

¡   transaction history and account transactions

¡   checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

¡   open an account or provide contact information

¡   give us your account information or pay us by check

¡   make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

¡   sharing for affiliates’ everyday business purposes – information about your creditworthiness

¡   affiliates from using your information to market to you

¡   sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ¡ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ¡ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ¡ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Fund’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Adviser. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2015. All rights reserved. October 2015.	AN-MMA-1015

ITEM 2.	CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 12(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the code of ethics or waivers granted with respect to the code of ethics in the period covered by the report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The Securities and Exchange Commission has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

The audit committee financial expert is Mitchell Merin. He is not an “interested person” of the Registrant and is also “independent” as defined by the U.S. Securities and Exchange Commission for purposes of audit committee financial expert determinations.

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

AUDIT FEES

2015 – $131,025

2014 – Not applicable

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

AUDIT-RELATED FEES

2015 – $32,650

2014 – Not applicable

Audit-related fees consists of semi-annual financial statement reviews and security count procedures performed as required under Rule 17f-2 of the Investment Company Act of 1940 during the Registrant’s fiscal year.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

TAX FEES

2015 – $17,554

2014 – Not applicable

The tax fees consist of fees billed in connection with preparing the federal regulated investment company income tax returns for the Registrant for the tax years ended October 31, 2015 and 2014, respectively.

For the last fiscal year, no tax fees were required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

ALL OTHER FEES

2015 – $825

2014 – Not applicable

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to the Registrant’s Audit Committee Charter and written policies and procedures for the pre-approval of audit and non-audit services (the “Pre-approval Policy”), the Audit Committee pre-approves all audit and non-audit services performed by the Registrant’s independent public registered accounting firm for the Registrant. In addition, the Audit Committee pre-approves the auditor’s engagement for non-audit services with the Registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any Service Affiliate in accordance with paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if the engagement relates directly to the operations and financial reporting of the Registrant. Proposed services may be pre-approved either 1) without consideration of specific case-by-case services or 2) require the specific pre-approval of the Audit Committee. Therefore, initially the Pre-approval Policy listed a number of audit and non-audit services that have been approved by the Audit Committee, or which were not subject to pre-approval under the transition provisions of Sarbanes-Oxley Act of 2002 (the “Pre-approval List”). The Audit Committee annually reviews and pre-approves the services included on the Pre-approval List that may be provided by the independent public registered accounting firm without obtaining additional specific pre-approval of individual services from the Audit Committee. The Audit Committee adds to, or subtracts from, the list of general pre-approved services from time to time, based on subsequent determinations. All other audit and non-audit services not on the Pre-approval List must be specifically pre-approved by the Audit Committee.

One or more members of the Audit Committee may be appointed as the Committee’s delegate for the purposes of considering whether to approve such services. Any pre-approvals granted by the delegate will be reported, for informational purposes only, to the Audit Committee at its next scheduled meeting. The Audit Committee’s responsibilities to pre-approve services performed by the independent public registered accounting firm are not delegated to management.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

2015 – 0.0%

2014 – Not applicable

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

None.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees billed by the independent registered public accounting firm for services rendered to the Registrant, and rendered to Service Affiliates, for the last two calendar year ends were:

2014 - $30.7 million

2013 - $33.7 million

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee has considered whether the provision of the non-audit services that were rendered to Service Affiliates that were not pre-approved (not requiring pre-approval) is compatible with maintaining the independent public registered accounting firm’s independence. All services provided by the independent public registered accounting firm to the Registrant or to Service Affiliates that were required to be pre-approved were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Code of Ethics applicable to its Principal Executive and Principal Financial Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 attached hereto.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b) A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JPMorgan Trust III

By:	/s/ Robert L. Young
Robert L. Young
President and Principal Executive Office
January 6, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert L. Young
Robert L. Young
President and Principal Executive Officer
January 6, 2016

By:	/s/ Lauren A. Paino
Lauren A. Paino
Treasurer and Principal Financial Officer
January 6, 2016